[front cover]

NOVEMBER 30, 1999

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

[graphic of runners]

Strategic Allocation:
       Conservative
       Moderate
       Aggressive

                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

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[left margin]

STRATEGIC ALLOCATION: CONSERVATIVE
(TWSCX)
---------------------------------------

STRATEGIC ALLOCATION: MODERATE
(TWSMX)
---------------------------------------

STRATEGIC ALLOCATION: AGGRESSIVE
(TWSAX)
---------------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY
FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The past year demonstrated why investors should focus on long-term investment strategies and maintain diversified portfolios. The consensus expectation going into 1999 was that U.S. bonds would do well while U.S. stocks would cool off. Instead, the reverse happened--stocks put together spectacular returns for the fifth consecutive year, while bonds had their worst year since
1994.

     Although fund investors have benefited from the phenomenal returns of stocks over the past several years, we wish to stress that these results are unprecedented and not indefinitely sustainable. It is important to remember that market corrections are an inevitable, even necessary part of the investment process. That's why diversified portfolios like the Strategic Asset Allocation funds are useful--they can help mitigate losses during market downturns.

     Turning to corporate matters, we are constantly looking for ways to lower the costs of trading securities and generate better returns for shareholders. To that end, we have made strategic investments in several companies that allow buyers and sellers of securities to connect directly, efficiently, and anonymously. Today, more than one-third of our equity trades are executed over alternative trading networks. Savings in this area directly affect the performance of your funds.

     We're also pleased to announce that American Century has been named by
Fortune magazine as one of its "100 Best Companies to Work For." We do
not take this recognition lightly; it is acknowledgements like this that enable us to recruit talented and dedicated people, from service representatives to investment professionals. This "intellectual capital" is our most valuable resource and one that is essential in our effort to provide you with excellent investment management and service.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                        /s/James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                Chief Executive Officer

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
STRATEGIC ALLOCATION: CONSERVATIVE

STRATEGIC ALLOCATION: MODERATE

STRATEGIC ALLOCATION: AGGRESSIVE

FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   52
   Statements of Operations ...............................................   53
   Statements of Changes
      in Net Assets .......................................................   54
   Notes to Financial
      Statements ..........................................................   55
   Financial Highlights ...................................................   59
   Independent Auditors'
      Report ..............................................................   65
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   66
   Background Information
      Investment Philosophy
         and Policies .....................................................   67
      Comparative Indices .................................................   67
      Investment Team

                                                www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   U.S. stocks produced double-digit returns over the past year, led by a surge in technology shares.

*   Japanese stocks soared as the country's economy showed signs of life; other foreign stock markets also performed well.

*   A strong domestic economy and rising interest rates caused U.S. bonds to experience their worst year since 1994.

*   Foreign bond markets also had weak returns as global economic growth began to rebound.

STRATEGIC ALLOCATION: CONSERVATIVE

*   The fund's performance for the year ended November 30, 1999, reflected weak bond returns and the healthy performance of stocks.

*   The main changes we made to Strategic Conservative over the last year included:

    *   reducing our cash position while expanding our stock and bond holdings

    *   emphasizing corporate bonds, especially those issued by large, well-known companies

    *   adding to our holding of value stocks

    *   shifting some of our foreign holdings from Europe into Japan

*   Going forward, we expect to maintain the fund's current positioning, though we may get slightly defensive in early 2000.

STRATEGIC ALLOCATION: MODERATE

*   The fund's performance for the year ended November 30, 1999, reflected the healthy performance of stocks and weak bond returns.

* The main changes we made to Strategic Moderate over the last year included:

    *   reducing our cash position while expanding our stock holdings

    *   adding to our value stock holdings while maintaining a balance between value and growth stocks

    *   emphasizing corporate bonds, especially those issued by large, well-known companies

    *   shifting some of our foreign holdings from Europe into Japan

*   Going forward, we expect to maintain the fund's current positioning, though we may get slightly defensive in early 2000.

STRATEGIC ALLOCATION: AGGRESSIVE

*    The fund's performance for the year ended November 30, 1999, reflected the healthy performance of stocks and weak bond returns.

*   The main changes we made to Strategic Aggressive over the last year included:

    *   reducing our cash and bond positions while expanding our stock holdings

    *   adding to our value stocks while maintaining a growth-oriented portfolio

    *   shifting some of our foreign holdings from Europe into Japan

    *   emphasizing corporate bonds, especially those issued by large, well-known companies

*   Going forward, we expect to maintain the fund's current positioning, though we may get slightly defensive in early 2000.

[left margin]

                     CONSERVATIVE(1)
                        (TWSCX)
       TOTAL RETURNS:             AS OF 11/30/99
          6 Months                         4.53%(2)
          1 Year                           8.47%
       INCEPTION DATE:                   2/15/96
       NET ASSETS:                $176.0 million(3)

                       MODERATE(1)
                        (TWSMX)
       TOTAL RETURNS:             AS OF 11/30/99
          6 Months                        10.21%(2)
          1 Year                          16.97%
       INCEPTION DATE:                   2/15/96
       NET ASSETS:                $391.6 million(3)

                      AGGRESSIVE(1)
                        (TWSAX)
       TOTAL RETURNS:             AS OF 11/30/99
          6 Months                        16.49%(2)
          1 Year                          25.69%
       INCEPTION DATE:                   2/15/96
       NET ASSETS:                $206.2 million(3)

(1)  Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 5, 19, and 36.

Investment terms are defined in the Glossary on pages 68-69.

2      1-800-345-2021

Market Perspective from Jeff Tyler
--------------------------------------------------------------------------------
[photo of Jeff Tyler]
Jeff Tyler, senior vice president and lead manager of the Strategic Asset
Allocation funds

THEN AND NOW

     What a difference a year makes. In late 1998, U.S. interest rates were at all-time lows, the U.S. stock market had just been through a dramatic decline and resurgence, and foreign markets were in turmoil after catastrophic economic troubles in Asia and Latin America.

     Fast forward to November 1999. In the intervening year, overseas economies and markets stabilized, domestic interest rates rose substantially, and the stock market was surging again after a mid-year hiccup.

U.S. STOCKS

     As they have throughout the decade, domestic stocks performed very well during the year ended November 30, 1999. All of the major stock indices posted double-digit returns despite a hiatus that lasted for much of the summer.

     For example, the S&P 500 index--a well-known barometer of large-company stocks--returned more than 20% during the past year (see the table at right), but the index fell by more than 3% between the first of May and the end of
September.

     In 1998, the mantra in the U.S. stock market was "bigger is better"--in a somewhat volatile stock-market environment, investors favored the shares of large, seasoned, well-known companies that they could buy or sell at a moment's notice. In 1999, the refrain became "technology is the future"--investors embraced the potential of electronic commerce and bid up the stock prices of "dot-coms" and other Internet- and
computer-related companies.

     As a result, the technology sector outperformed the rest of the market by a wide margin. The Nasdaq Composite Index, which is dominated by technology stocks, returned nearly 75% over the past year, and the S&P 500's return would have been essentially flat without the contributions of the technology shares in the index.

     The popularity of technology stocks extended to companies of all sizes, which helped boost the performance of some small- and mid-cap stocks that had been ignored during the "bigger is better" trend in 1998.

     That left value stocks--those considered to be undervalued relative to their earnings growth--out in the cold. Most value stocks tend to be traditional bricks-and-mortar businesses, and they simply couldn't compete with the excitement generated by technology shares.

FOREIGN STOCKS

     Stock performance overseas was also very good, with broad foreign stock indexes posting returns similar to those in the U.S. over the past year.

     The big story was Japan--after a decade of recession, the country's economy started to show some evidence of growth, which sparked a rebound in its stock market and a surge in the value of its currency. Japan's stock-market performance, combined with currency gains, produced returns in excess of 40% for
U.S. investors.

[right margin]

"INVESTORS EMBRACED THE POTENTIAL OF ELECTRONIC COMMERCE AND BID UP THE
STOCK PRICES OF 'DOT-COMS' AND OTHER INTERNET- AND COMPUTER-RELATED
COMPANIES."

U.S. STOCK MARKET PERFORMANCE
FOR THE YEAR ENDED NOVEMBER 30, 1999
   S&P 500                          20.92%
   S&P MIDCAP 400                   21.37%
   S&P SMALLCAP 600                 10.54%

FOREIGN STOCK MARKET PERFORMANCE
(IN U.S. DOLLARS)
FOR THE YEAR ENDED NOVEMBER 30, 1999
   MORGAN STANLEY EAFE(reg.tm) INDEX    21.10%
   Morgan Stanley Europe Index           9.72%
   Morgan Stanley Far East Index        57.25%
   Morgan Stanley Emerging
      Markets Latin American Index      30.75%
   MORGAN STANLEY EAFE(reg.tm) INDEX
      (IN LOCAL CURRENCIES)             24.37%

Source: Bloomberg Financial Markets and Lipper Inc.

Indices are defined on page 67.

                                                www.americancentury.com      3

Market Perspective from Jeff Tyler
--------------------------------------------------------------------------------
                                                                    (Continued)

     Southeast Asia also made a comeback after a disastrous 1998. In particular, countries such as South Korea and Malaysia experienced a solid economic turnaround, leading to spectacular gains in both their currencies and their stock markets.

     Stock returns were also favorable in other emerging markets, such as those in Latin America and Eastern Europe. Improved economic stability and increased demand from investors provided a boost to these markets.

     In Europe, moderate economic growth and a continued trend toward privatization helped stocks put together another year of solid returns. However, a 15% decline in the new euro currency weakened European stock returns for U.S.
investors.

U.S. BONDS

     In 1999, U.S. bonds had their worst year since 1994. Inflation fears and rising interest rates created a difficult environment for domestic bonds.

     In late 1998, global economic turmoil and volatile financial markets led the Federal Reserve (the U.S. central bank) to cut short-term interest rates three times. The Fed's strategy was successful--overseas economies stabilized, investor confidence returned, and the financial markets settled down.

     But the Fed's rate cuts also provided fuel to a domestic economic engine that was already cruising at high speed. As evidence of rising inflation began to appear in mid-1999, the Fed reversed course, raising short-term rates three times in five months. By the end of November, Treasury bond yields were more than 150 basis points (or 1.5%) higher than they were a year earlier.

     Mortgage-backed securities were the best-performing sector of the U.S. bond market. Mortgage-backed bonds were hurt by heavy mortgage refinancing activity in 1998, but rising interest rates helped reduce prepayments in 1999.

     Treasury bonds were the worst performers among U.S. bonds. Treasury prices tend to experience the most dramatic fluctuations as interest rates change, and the past year was no exception. The 30-year Treasury bond returned -13% for the year ended November 30.

     Corporate bonds performed very well in late 1998 and early 1999, but they struggled during the remainder of the year. Lower interest rates encouraged corporations to issue new debt, which led to record corporate bond issuance in the second and third quarters of 1999.

FOREIGN BONDS

     As with the U.S. market, foreign bond returns were fairly weak, reflecting a general rise in global interest rates. However, currency fluctuations had a more significant impact on overseas bond returns.

     As economic growth began to pick up in Europe, interest rates rose modestly, resulting in flat returns for much of the region's bonds. But the euro's 15% decline against the U.S. dollar produced currency losses for U.S.
investors.

     In Japan, bond yields fell after rising sharply in late 1998. In addition to positive bond returns, the Japanese yen rose substantially against the dollar, so U.S. investors benefited from sizable currency gains as well.

[left margin]

"INFLATION FEARS AND RISING INTEREST RATES CREATED A DIFFICULT ENVIRONMENT
FOR BONDS."

U.S. BOND MARKET PERFORMANCE
FOR THE YEAR ENDED NOVEMBER 30, 1999
   LEHMAN AGGREGATE BOND INDEX          -0.04%
   Lehman Treasury Bond Index           -1.71%
   Lehman Corporate Bond Index          -1.15%
   Lehman Mortgage-Backed
      Securities Index                   2.54%

FOREIGN BOND MARKET PERFORMANCE
(IN U.S. DOLLARS)
FOR THE YEAR ENDED NOVEMBER 30, 1999
   SALOMON NON-U.S. WORLD
      GOVERNMENT BOND INDEX             -2.30%
   Salomon European Government
      Bond Index                       -11.97%
   Salomon Japan Government
      Bond Index                        19.01%
   SALOMON NON-U.S. WORLD
      GOVERNMENT BOND INDEX
      (IN LOCAL CURRENCIES)             -0.60%

Source: Lipper Inc. and Bloomberg Financial Markets

Indices are defined on page 67.

4      1-800-345-2021

Strategic Conservative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 1999

                   INVESTOR CLASS (INCEPTION 2/15/96)                     ADVISOR CLASS (INCEPTION 10/2/96)
                                       LEHMAN      THREE-MONTH                                LEHMAN      THREE-MONTH
            STRATEGIC                 AGGREGATE        U.S.        STRATEGIC                 AGGREGATE        U.S.
           CONSERVATIVE  S&P 500     BOND INDEX  TREASURY BILL   CONSERVATIVE  S&P 500     BOND INDEX  TREASURY BILL
========================================================================================================================
6 MONTHS(1)   4.53%         7.38%       0.72%         2.39%           4.60%         7.38%      0.72%     2.39%
1 YEAR        8.47%        20.92%      -0.04%         4.67%           8.32%        20.92%     -0.04%     4.67%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS       9.58%        24.33%       5.57%         4.93%           9.37%        24.33%      5.57%     4.93%
LIFE OF FUND  9.46%        24.19%      6.00%(2)      4.97%(2)        10.02%        26.52%     6.57%(3)   4.93%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 66-68 for more information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/99
S&P 500                 $23,102
Strategic Conservative      $14,254
Lehman Aggregate            $12,441
Three-Month T-Bill          $11,992

              Strategic                      Lehman     Three-Month
             Conservative    S&P 500    Aggregate     T-Bill
DATE            VALUE          VALUE          VALUE        VALUE
2/29/1996      $10,000        $10,000        $10,000      $10,000
3/31/1996      $10,044        $10,096         $9,930      $10,041
4/30/1996      $10,145        $10,244         $9,874      $10,082
5/31/1996      $10,186        $10,509         $9,855      $10,125
6/30/1996      $10,222        $10,549         $9,987      $10,167
7/31/1996      $10,038        $10,082        $10,014      $10,211
8/31/1996      $10,160        $10,295         $9,997      $10,254
9/30/1996      $10,441        $10,875        $10,171      $10,297
10/31/1996     $10,585        $11,175        $10,396      $10,339
11/30/1996     $10,831        $12,020        $10,574      $10,382
12/31/1996     $10,772        $11,782        $10,476      $10,425
1/31/1997      $10,876        $12,518        $10,508      $10,469
2/28/1997      $10,814        $12,616        $10,535      $10,513
3/31/1997      $10,636        $12,097        $10,418      $10,558
4/30/1997      $10,761        $12,819        $10,574      $10,603
5/31/1997      $11,117        $13,600        $10,674      $10,648
6/30/1997      $11,384        $14,211        $10,801      $10,691
7/31/1997      $11,828        $15,341        $11,093      $10,736
8/31/1997      $11,640        $14,481        $10,999      $10,783
9/30/1997      $12,051        $15,275        $11,160      $10,827
10/31/1997     $11,899        $14,765        $11,322      $10,871
11/30/1997     $12,008        $15,448        $11,374      $10,919
12/31/1997     $12,154        $15,714        $11,489      $10,966
1/31/1998      $12,200        $15,889        $11,636      $11,012
2/28/1998      $12,567        $17,034        $11,627      $11,058
3/31/1998      $12,872        $17,906        $11,666      $11,105
4/30/1998      $12,918        $18,087        $11,727      $11,150
5/31/1998      $12,895        $17,776        $11,839      $11,197
6/30/1998      $13,031        $18,498        $11,939      $11,243
7/31/1998      $12,961        $18,300        $11,964      $11,289
8/31/1998      $12,284        $15,657        $12,159      $11,335
9/30/1998      $12,646        $16,656        $12,444      $11,378
10/31/1998     $12,881        $18,012        $12,378      $11,416
11/30/1998     $13,140        $19,105        $12,448      $11,458
12/31/1998     $13,434        $20,206        $12,486      $11,501
1/31/1999      $13,482        $21,051        $12,574      $11,542
2/28/1999      $13,116        $20,396        $12,354      $11,585
3/31/1999      $13,364        $21,212        $12,422      $11,628
4/30/1999      $13,758        $22,033        $12,462      $11,669
5/31/1999      $13,634        $21,513        $12,352      $11,713
6/30/1999      $13,868        $22,709        $12,313      $11,758
7/31/1999      $13,794        $21,998        $12,260      $11,802
8/31/1999      $13,719        $21,890        $12,254      $11,848
9/30/1999      $13,649        $21,290        $12,396      $11,895
10/31/1999     $13,949        $22,638        $12,442      $11,942
11/30/1999     $14,254        $23,102        $12,441      $11,992

$10,000 investment made 2/29/96(2)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
S&P 500, Lehman Aggregate Bond, and Three-Month U.S. Treasury Bill (T-Bill)
indices are provided for comparison in each graph. Strategic Conservative's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING NOVEMBER 30)
            Strategic                     Lehman      Three-Month
           Conservative   S&P 500    Aggregate      T-Bill
DATE         RETURN         RETURN        RETURN        RETURN
11/30/96*     8.32%         20.18%         5.75%        3.82%
11/30/97     10.87%         28.56%         7.55%        5.17%
11/30/98      9.43%         23.66%         9.45%        4.56%
11/30/99      8.47%         20.92%        -0.04%        4.67%

*  From 2/29/96 (the date nearest the class's inception for which index data are available) to 11/30/96.

                                                www.americancentury.com      5

Strategic Conservative--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the
American Century Strategic Asset Allocation funds management team.

HOW DID STRATEGIC CONSERVATIVE PERFORM DURING THE YEAR ENDED NOVEMBER 30, 1999?

     The fund's performance reflected the weak returns of bonds and the healthy performance of stocks. For the fiscal year, Strategic Conservative posted a total return of 8.47%.* (See the previous page for other fund performance information.)

HOW DID THE FUND'S ASSET MIX CHANGE DURING THE FISCAL YEAR?

     We tend to keep Strategic Conservative's asset mix close to its neutral position of 45% bonds, 40% stocks, and 15% cash. From there, we try to make some modest adjustments to add value.

     The main change we made over the last year was to reduce the portfolio's cash position to less than 10% while expanding our stock and bond holdings.

LET'S TALK ABOUT BONDS FIRST BECAUSE THEY'RE THE FUND'S LARGEST HOLDING. WHY DID
YOU OVERWEIGHT BONDS?

     We were cautiously optimistic about bonds early in the year. At that time, the general expectation was that the economic problems in Asia and Russia would be a drag on the U.S. economy, and we'd see a bit of a slowdown. This situation would be beneficial for bonds.

     But that didn't happen--economic growth remained strong, and the resulting rise in interest rates hurt bond prices. We began to cut back our overweight in bonds at mid-year, but at the same time we expanded our holdings of corporate bonds.

WHAT WAS THE ATTRACTION OF CORPORATE BONDS?

     A strong economy is good for corporate bonds--companies are more likely to be able to pay off their debts when business is good. In addition, the yield difference between corporate and Treasury bonds had grown unusually large, meaning corporate bond yields looked very attractive compared with Treasury yields.

     We were overweight corporate bonds and underweight Treasurys for most of the fiscal year. In general, this was a good strategy because corporate bonds outperformed Treasury bonds, but there was a wide performance disparity within the corporate bond market.

CAN YOU ELABORATE ON THIS DISPARITY?

     Sentiment in the corporate bond market shifted, becoming much more risk averse. For a variety of reasons--Y2K, inflation fears, the health of the economy, a lack of liquidity in the market--bond investors simply have a much smaller appetite for risk than they've had in the past few years.

     As a result, bonds issued by name-brand companies with strong credit credentials were well rewarded, while bonds whose credit quality weakened were severely punished.

DID YOU MAKE ANY ADJUSTMENTS BASED ON THIS TREND?

     Yes. We emphasized bonds issued by large, well-known companies like Ford
Motor, Pepsi, and Wal-Mart. Bond investors have been more comfortable holding these well-known companies, similar to the way stock investors gravitated to big-name companies in 1998.

[left margin]

"THE MAIN CHANGE WE MADE OVER THE LAST YEAR WAS TO REDUCE THE PORTFOLIO'S
CASH POSITION TO LESS THAN 10% WHILE EXPANDING OUR STOCK AND BOND
HOLDINGS."

[pie chart - data below]

ASSET ALLOCATION
(AS OF NOVEMBER 30, 1999)

PERCENT OF FUND INVESTMENTS
   U.S. Stocks        37%
   Foreign Stocks     10%
   U.S. Bonds         42%
   Foreign Bonds       4%
   Money Market
     Securities        7%

See page 67 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 68-69.

* All fund returns referenced in this interview are for Investor Class shares.

6      1-800-345-2021

Strategic Conservative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

SPEAKING OF STOCKS, HOW WAS STRATEGIC CONSERVATIVE'S STOCK PORTFOLIO POSITIONED

     For much of the fiscal year, we were overweight value stocks, which are those considered to be undervalued based on their earnings growth. This was a drag on performance because value shares were left in the dust by technology and other growth stocks.

     Over the past year, the S&P 500/BARRA Growth Index returned more than
28%, while the S&P 500/BARRA Value Index returned about 12%. This growth/value performance gap was even more pronounced among small- and mid-cap stocks.

IF THE FUND WAS OVERWEIGHT VALUE STOCKS, DOES THAT MEAN THE PORTFOLIO WAS
UNDERWEIGHT GROWTH STOCKS?

     Not really. We maintained a neutral position in growth stocks, and that included some exposure to the technology sector. For example, two of the fund's ten biggest stock holdings were technology companies, and three of its five largest industry holdings were technology-oriented.

IN THE PORTFOLIO'S FOREIGN SECURITIES, YOU BOOSTED YOUR ASIAN HOLDINGS WHILE
REDUCING YOUR EUROPEAN EXPOSURE (SEE THE CHART AT RIGHT). WHY?

     It was mainly a shift into Japan. We began to overweight Japanese stocks in early 1999 because we liked the prospects there. We still saw favorable opportunities in Europe, but we thought Japan had the highest potential for extraordinary gains.

     Our biggest foreign holdings reflect this shift. Six months ago, our top five foreign stocks were all in Europe. Now, four of our top five are Japanese companies (see the table at right).

     This move into Japan paid off--although Europe had good equity returns, the
Japanese stock market skyrocketed. In addition, we suffered currency losses on our European investments, whereas we earned currency gains on our Japanese holdings.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR STRATEGIC CONSERVATIVE'S ASSET ALLOCATION
STRUCTURE?

     We're sticking to the basics. Long term, that means staying true to our conservative asset mix of 45% bonds, 40% stocks, and 15% cash. As in the past year, though, we expect to stay underweight in cash and continue to focus on corporate bonds and domestic stocks.

     That said, we may become a little more defensive in the early part of 2000, cutting back on stocks and adding to our cash position.

WHY THE DEFENSIVE POSTURE?

     We expect a bit of a letdown in the stock market in the first part of next year. At the start of 1999, everyone was worrying about Y2K's effect on the market. The general expectation was that investors would flee the market at the end of the year and then jump back in after Y2K was out of the way. In other words, there would be a "relief" rally in the first quarter of 2000.

[right margin]

FUND'S U.S. STOCKS (AS OF NOVEMBER 30, 1999)
   NUMBER OF COMPANIES    326
   DIVIDEND YIELD         1.46%
   PRICE/EARNINGS RATIO   22.2
                                          % OF FUND'S      % OF
                                          U.S. STOCKS      FUND
TOP 5 U.S. STOCKS
   SUMMIT BANCORP.                           2.0%          0.7%
   MICROSOFT CORP.                           1.9%          0.7%
   KEYCORP                                   1.8%          0.7%
   FIRST VIRGINIA BANKS, INC.                1.7%          0.6%
   JDS UNIPHASE CORP.                        1.7%          0.6%

FUND'S FOREIGN STOCKS (AS OF NOVEMBER 30, 1999)
   NUMBER OF COMPANIES     118
   DIVIDEND YIELD          0.77%
                                         % OF FUND'S       % OF
                          COUNTRY       FOREIGN STOCKS     FUND
TOP 5 FOREIGN STOCKS
   MANNESMANN AG          GERMANY            4.1%          0.4%
   SONY CORP.              JAPAN             3.1%          0.3%
   NTT MOBILE
      COMMUNICATIONS
      NETWORK, INC.        JAPAN             3.0%          0.3%
   SOFTBANK CORP.          JAPAN             2.8%          0.3%
   KYOCERA CORP.           JAPAN             2.0%          0.2%

[pie chart - data below]

PERCENT OF FUND'S FOREIGN STOCKS
   Europe                   67%
   Asia/Pacific             30%
   Americas
     (excluding U.S.)        3%

                                                www.americancentury.com      7

Strategic Conservative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     But now just about everybody thinks that Y2K will be a non-event, so there probably won't be a mass exodus at year-end or a big relief rally after the first of the year. In fact, there's been such a strong surge in the market over the last couple of months that we think stocks will go through a cooling-off period in the coming months. This has happened frequently in the past few years after a sudden and dramatic rally.

WHAT ABOUT THE PORTFOLIO'S BOND HOLDINGS?

     We're still finding compelling values in corporate bonds, so we expect to remain overweight there. The continued strength of the U.S. economy, as well as the economic rebound elsewhere in the world, bodes well for corporate bonds.

     However, we think the domestic economy's healthy growth rate will lead the
Federal Reserve to raise short-term interest rates again in the first quarter of
2000. As a result, we could see bond yields rise a little further in the coming months.

HOW WILL YOU POSITION THE FUND'S FOREIGN HOLDINGS?

     We may bring some capital back home from our investments abroad. We've had a great deal of success in Europe over the past several years, so we may take some profits and reinvest the money domestically as we position the fund more defensively.

     We still like prospects in Japan--the economy, though still fragile, continues to improve, and that should be good for the stock market. We intend to maintain our overweight in Japanese stocks.

[left margin]

"WE MAY BECOME A LITTLE MORE DEFENSIVE IN THE EARLY PART OF 2000, CUTTING
BACK ON STOCKS AND ADDING TO OUR CASH POSITION."

FUND'S U.S. BONDS (AS OF NOVEMBER 30, 1999)
   NUMBER OF SECURITIES            112
   WEIGHTED AVERAGE MATURITY       8.5 YRS
   AVERAGE DURATION                5.0 YRS

[pie chart - data below]

PERCENT OF FUND'S U.S. BONDS
   Corporate                31%
   U.S. Govt. Agency        13%
   Asset-Backed              7%
   U.S. Treasury            21%
   Mortgage-Backed          28%

FUND'S FOREIGN BONDS (AS OF NOVEMBER 30, 1999)
   NUMBER OF SECURITIES            7
   WEIGHTED AVERAGE MATURITY       5.9 YRS
   AVERAGE DURATION                5.0 YRS

[pie chart - data below]

PERCENT OF FUND'S FOREIGN BONDS
   Europe                   68%
   Asia/Pacific             29%
   Americas
     (excluding U.S.)        3%

8      1-800-345-2021

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies,  the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 46.8%
ALCOHOL(1)
                      800  Coors (Adolph) Co. Cl B                 $     39,800
                                                                   ------------
APPAREL & TEXTILES -- 0.3%
                    1,600  Gucci Group N.V. New
                              York Shares                               133,200
                      900  Jones Apparel Group, Inc.(2)                  24,019
                    9,900  VF Corp.                                     295,762
                                                                   ------------
                                                                        452,981
                                                                   ------------
BANKS -- 4.7%
                    2,200  Argentaria SA ORD                             50,327
                   11,800  Banca Intesa S.p.A. ORD                       50,420
                   17,100  Bank of America Corp.                      1,000,350
                    2,500  Barclays PLC ORD                              72,287
                    5,500  Chase Manhattan Corp.                        424,875
                    4,650  Citigroup Inc.                               250,519
                    6,000  Dai-Ichi Kangyo Bank Ltd. ORD                 69,317
                    1,000  DePfa Deutsche Pfandbriefbank
                              AG ORD                                     75,581
                      600  Fifth Third Bancorp                           41,981
                   14,300  First Union Corp.                            553,231
                   24,500  First Virginia Banks, Inc.                 1,111,688
                      900  Fleet Boston Financial Corp.                  34,031
                   43,600  KeyCorp                                    1,177,200
                    7,200  Lloyds TSB Group plc ORD                      92,304
                    9,600  Mellon Bank Corp.                            349,800
                      900  Old Kent Financial Corp.                      36,506
                    4,800  PNC Bank Corp.                               267,600
                      900  Republic New York Corp.                       63,619
                      500  Societe Generale Cl A ORD                    107,829
                    9,000  Sumitomo Bank, Ltd. (The) ORD                138,251
                   38,900  Summit Bancorp.                            1,269,085
                    4,800  UnionBanCal Corp.                            211,500
                    6,100  Wachovia Corp.                               472,369
                    4,400  Wells Fargo & Co.                        204,600
                    1,400  Zions Bancorporation                          90,344
                                                                   ------------
                                                                      8,215,614
                                                                   ------------
CHEMICALS -- 1.2%
                    4,400  Air Products and Chemicals, Inc.             142,450
                    2,600  Dow Chemical Co.                             304,525
                    3,600  du Pont (E.I.) de Nemours & Co.          213,975
                    1,777  Illinois Tool Works Inc.                     115,061
                   18,300  IMC Global Inc.                              295,088
                    5,600  Lubrizol Corp.                               153,300

Shares                                                                Value
--------------------------------------------------------------------------------

                    9,300  Minnesota Mining &
                              Manufacturing Co.                    $    888,731
                      200  Symyx Technologies Inc.(2)                     6,888
                                                                   ------------
                                                                      2,120,018
                                                                   ------------
CLOTHING STORES -- 0.1%
                    1,500  AnnTaylor Stores Corp.(2)                     64,781
                    1,900  Talbots, Inc.                                 92,150
                                                                   ------------
                                                                        156,931
                                                                   ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.9%
                    7,700  Adaptec, Inc.(2)                             415,078
                   10,200  Cisco Systems Inc.(2)                        909,394
                    5,800  Compaq Computer Corp.                        141,738
                    3,800  Electronics for Imaging, Inc.(2)             168,981
                    3,700  EMC Corp. (Mass.)(2)                         309,181
                      900  Emulex Corp.(2)                              146,138
                      300  Foundry Networks, Inc.(2)                     70,641
                    3,800  Hewlett-Packard Co.                          360,525
                      800  Immersion Corp.(2)                            21,375
                    3,700  International Business
                              Machines Corp.                            381,331
                      500  SanDisk Corp.(2)                              33,016
                   10,600  Xerox Corp.                                  286,862
                                                                   ------------
                                                                      3,244,260
                                                                   ------------
COMPUTER SOFTWARE -- 2.0%
                    2,000  Active Software, Inc.(2)                     126,125
                    2,600  Amdocs Ltd.(2)                                91,488
                   16,000  Autodesk, Inc.                               470,500
                      600  BMC Software, Inc.(2)                         43,706
                      100  CacheFlow Inc.(2)                             15,119
                    1,700  Computer Associates
                              International, Inc.                       110,500
                    2,200  Comverse Technology, Inc.(2)                 265,925
                      600  Cysive, Inc.(2)                               30,150
                      290  Intershop Communications
                              AG ORD(2)                                  57,856
                      200  Liberate Technologies, Inc.(2)                25,550
                   13,700  Microsoft Corp.(2)                         1,247,128
                    2,050  National Instruments Corp.(2)                 61,564
                    1,500  ONYX Software Corp.(2)                        48,281
                    3,400  Oracle Corp.(2)                              230,456
                    5,800  Parametric Technology Corp.(2)               131,225
                    1,300  Proxicom, Inc.(2)                             89,294
                    2,300  Radiant Systems, Inc.(2)                      56,997
                    1,500  Rational Software Corp.(2)                    76,594
                    1,000  Sapient Corp.(2)                              77,469
                      600  Symantec Corp.(2)                             27,994

See Notes to Financial Statements                www.americancentury.com      9

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                    4,900  Unisys Corp.(2)                         $    140,875
                    2,900  USWeb Corp.(2)                               120,078
                                                                   ------------
                                                                      3,544,874
                                                                   ------------
CONSTRUCTION & REAL PROPERTY -- 0.2%
                      600  Centex Construction Products Inc.             20,962
                    1,500  Centex Corp.                                  35,625
                    1,800  Elcor Corp.                                   58,275
                       58  Holderbank Financiere Glarus
                              AG Cl B ORD                                72,682
                    2,300  Insituform Technologies, Inc. Cl A(2)         57,644
                      600  Lafarge SA ORD                                56,625
                    1,900  Pinnacle Holdings Inc.(2)                     54,209
                    1,700  Quanta Services, Inc.(2)                      47,600
                                                                   ------------
                                                                        403,622
                                                                   ------------
CONSUMER DURABLES(1)
                    3,600  Assa Abloy AB Cl B ORD                        42,107
                                                                   ------------
DEFENSE/AEROSPACE -- 0.6%
                    8,700  Boeing Co.                                   355,069
                    4,287  British Aerospace PLC ORD                     24,569
                    1,200  General Dynamics Corp.                        61,875
                   18,100  Lockheed Martin Corp.                        359,738
                    7,000  Raytheon Co. Cl B                            214,812
                                                                   ------------
                                                                      1,016,063
                                                                   ------------
DEPARTMENT STORES -- 0.8%
                    3,700  Ames Department Stores, Inc.(2)               98,166
                    9,200  May Department Stores Co. (The)              309,350
                      900  Pinault-Printemps-Redoute
                              SA ORD                                    187,744
                    3,000  ShopKo Stores, Inc.(2)                        68,062
                   14,100  Wal-Mart Stores, Inc.                        812,512
                                                                   ------------
                                                                      1,475,834
                                                                   ------------
DRUGS -- 2.1%
                    6,200  Amgen Inc.(2)                                282,294
                    1,000  Andrx Corp.(2)                                51,469
                    2,600  AstraZeneca Group plc ORD                    116,215
                      800  Biogen, Inc.(2)                               58,425
                    6,400  Bristol-Myers Squibb Co.                     467,600
                    2,500  ChiRex Inc.(2)                                86,797
                    2,100  Chiron Corp.(2)                               68,841
                    1,100  Forest Laboratories, Inc.(2)                  56,306
                    1,400  Genzyme Corp.(2)                              50,356
                      700  IGEN International, Inc.(2)                   17,938
                    3,400  IVAX Corp.(2)                                 69,062
                    1,755  MedImmune, Inc.(2)                           210,874
                       95  Novartis AG ORD                              148,079
                      636  Novo Nordisk A/S Cl B ORD                     83,111
                    8,000  Pfizer, Inc.                                 289,500
                    3,800  Pharmacia & Upjohn Inc.                  207,812
                    3,300  Protein Design Labs, Inc.(2)                 132,206
                    9,500  Schering-Plough Corp.                        485,688
                      400  SciQuest.com, Inc.(2)                         13,188
                    2,000  Takeda Chemical Inds. ORD                    118,178

Shares                                                                Value
--------------------------------------------------------------------------------

                    6,600  Warner-Lambert Co.                      $    591,938
                                                                   ------------
                                                                      3,605,877
                                                                   ------------
ELECTRICAL EQUIPMENT -- 4.2%
                    1,100  Advanced Energy Industries, Inc.(2)           37,022
                      994  Alcatel Alsthom Compagnie
                              Generale ORD                              192,828
                    2,300  ANTEC Corp.(2)                               128,800
                    2,300  C-COR.net Corp.(2)                           117,947
                    1,500  Celestica Inc. New York Shares(2)            105,375
                    3,200  CIENA Corp.(2)                               140,500
                    3,000  Corning Inc.                                 281,062
                    2,600  DII Group, Inc.(2)                           164,288
                    1,100  DSP Group, Inc.(2)                            76,244
                    2,100  Ericsson (L.M.) Telephone Co.
                              ADR                                       101,259
                    6,000  Fujitsu Ltd. ORD                             213,192
                    1,400  Harmonic Lightwaves, Inc.(2)                  84,262
                   19,000  Hitachi Ltd. ORD                             262,956
                    4,800  JDS Uniphase Corp.(2)                      1,097,850
                      300  Keyence Corporation ORD                       85,395
                      800  KLA-Tencor Corporation(2)                     67,675
                    6,000  Lucent Technologies Inc.                     438,375
                   10,000  Marconi plc ORD                              128,040
                    1,000  Matsushita Communication
                              Industrial Co., Ltd. ORD                  192,383
                    4,000  Matsushita Electric Industrial Co.,
                              Ltd. ORD                                  101,492
                    2,200  Motorola, Inc.                               251,350
                    4,000  NEC Corp. ORD                                 93,640
                    2,100  Nokia Corp. Cl A ADR                         290,194
                    5,200  Nortel Networks Corp. New
                              York Shares                               384,800
                    4,000  Omron Corp. ORD                               97,958
                      600  Optical Coating Laboratory, Inc.             118,031
                    2,012  Phillips Electronics N.V. New
                              York Shares                               240,434
                    6,800  Pinnacle Systems, Inc.(2)                    223,975
                    1,500  Powerwave Technologies, Inc.(2)               89,578
                      800  Sanmina Corp.(2)                              76,800
                    2,800  Sawtek Inc.(2)                               127,750
                    1,400  Scientific-Atlanta, Inc.                      81,638
                    1,300  Siemens AG ORD                               130,876
                    1,900  Solectron Corp.(2)                           156,512
                    3,000  Sony Corp. ORD                               556,537
                    3,200  Teradyne, Inc.(2)                            139,400
                    2,000  Tokyo Electron Ltd. ORD                      208,088
                                                                   ------------
                                                                      7,284,506
                                                                   ------------
ELECTRICAL UTILITIES -- 1.2%
                    2,100  AES Corp. (The)(2)                           121,669
                    3,400  Calpine Corp.(2)                             200,600
                    6,500  Florida Progress Corp.                       277,875
                   20,800  FPL Group, Inc.                              910,000
                    3,400  Minnesota Power & Light Co.               58,225
                    2,500  Reliant Energy, Inc.                          62,031
                    7,281  Sierra Pacific Resources                     130,603

10      1-800-345-2021                        See Notes to Financial Statements

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                    3,000  Southern Co.                            $     70,125
                    3,800  Texas Utilities Co.                          136,088
                    3,300  Tokyo Electric Power Co. ORD                  93,124
                                                                   ------------
                                                                      2,060,340
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 2.0%
                    5,400  Amerada Hess Corp.                           312,862
                    1,300  Anadarko Petroleum Corp.                      39,162
                    3,100  Apache Corp.                                 111,019
                    4,500  Atlantic Richfield Co.                       433,688
                   21,100  Burlington Resources Inc.                    709,488
                    1,600  Chevron Corp.                                141,700
                    4,000  EOG Resources Inc.                            74,000
                    8,900  Exxon Mobil Corp.(2)                         705,881
                    1,600  Mobil Corp.                                  166,900
                    6,200  Murphy Oil Corp.                             350,300
                      600  Noble Affiliates, Inc.                        13,200
                    1,900  Pogo Producing Co.                            34,200
                    7,400  Union Pacific Resources                       96,662
                   10,500  Unocal Corp.                                 348,469
                    1,600  Vintage Petroleum, Inc.                       17,100
                                                                   ------------
                                                                      3,554,631
                                                                   ------------
ENTERTAINMENT(1)
                    1,300  Carnival Corp. Cl A                           57,362
                                                                   ------------
ENVIRONMENTAL SERVICES -- 0.4%
                   41,982  Waste Management, Inc.                       682,208
                                                                   ------------
FINANCIAL SERVICES -- 0.7%
                   13,900  Amvescap Plc ORD                             143,779
                      700  Credit Suisse Group ORD                      130,942
                    3,900  Fannie Mae                                   259,838
                    2,000  Federal Home Loan Mortgage
                              Corporation                                98,750
                    1,300  Gallagher (Arthur J.) & Co.               70,850
                    2,201  ING Groep N.V. ORD                           123,879
                      800  NCO Group, Inc.(2)                            37,050
                      800  Providian Financial Corp.                     63,300
                   12,700  Skandia Forsakrings AB ORD                   303,810
                                                                   ------------
                                                                      1,232,198
                                                                   ------------
FOOD & BEVERAGE -- 2.0%
                    1,200  American Italian Pasta Co. Cl A(2)            36,075
                   74,761  Archer-Daniels-Midland Co.                   929,840
                    2,900  Coca-Cola Company (The)                      195,206
                    5,200  Coca-Cola Enterprises, Inc.                  110,175
                    1,500  ConAgra, Inc.                                 36,188
                    1,600  Earthgrains Company                           29,000
                      400  Groupe Danone ORD                             92,834
                    1,200  Hormel Foods Corp.                            53,475
                    4,200  IBP, Inc.                                     92,662
                   41,000  Interstate Bakeries Corp.                    722,625
                    3,200  Keebler Foods Co.(2)                          88,200
                       39  Nestle S.A. ORD                               70,182
                    4,100  PepsiCo, Inc.                                141,706
                    3,200  Quaker Oats Co. (The)                        208,800

Shares                                                                Value
--------------------------------------------------------------------------------

                    2,000  Suiza Foods Corp.(2)                    $     71,875
                   37,400  Tyson Foods, Inc. Cl A                       649,825
                                                                   ------------
                                                                      3,528,668
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.5%
                    1,300  Georgia-Pacific Corp.                         51,756
                    2,667  International Paper Co.                      139,184
                    3,400  Rayonier, Inc.                               151,088
                   13,900  Westvaco Corp.                               419,606
                    1,600  Weyerhaeuser Co.                              98,000
                                                                   ------------
                                                                        859,634
                                                                   ------------
GAS & WATER UTILITIES -- 0.6%
                   27,000  AGL Resources Inc.                           499,500
                   28,434  Centrica plc ORD                              84,487
                    2,800  LG&E Energy Corp.                         56,000
                   15,500  Washington Gas Light Co.                     434,000
                                                                   ------------
                                                                      1,073,987
                                                                   ------------
GROCERY STORES -- 0.1%
                    1,934  Koninklijke Ahold NV ORD                      61,608
                    3,000  Kroger Co. (The)(2)                           63,938
                    2,700  Safeway Inc.(2)                               99,562
                                                                   ------------
                                                                        225,108
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.6%
                    2,861  ABB Ltd. ORD                                 282,880
                    1,800  Cable Design Technologies Corp.(2)            43,088
                    3,800  CommScope, Inc.(2)                           160,075
                    5,000  Cooper Industries, Inc.                      214,688
                      800  Cummins Engine Company, Inc.                  32,400
                    3,800  Emerson Electric Co.                         216,600
                      800  Rockwell International Corp.                  39,700
                                                                   ------------
                                                                        989,431
                                                                   ------------
HOME PRODUCTS -- 0.3%
                    1,300  Fortune Brands, Inc.                          44,444
                    6,000  Kao Corporation ORD                          178,445
                    3,700  Procter & Gamble Co. (The)               399,600
                                                                   ------------
                                                                        622,489
                                                                   ------------
HOTELS -- 0.2%
                      326  Accor SA ORD                                  74,050
                    3,100  Harrah's Entertainment, Inc.(2)               85,638
                      400  MGM Grand, Inc.(2)                            19,750
                    9,300  Park Place Entertainment Corp.(2)            119,738
                                                                   ------------
                                                                        299,176
                                                                   ------------
INDUSTRIAL PARTS -- 0.5%
                    6,700  BBA Group plc ORD                             53,623
                    1,400  Brooks Automation, Inc.(2)                    38,325
                    1,800  Cymer, Inc.(2)                                71,888
                    2,200  Ingersoll-Rand Co.                           106,562
                   14,200  Invensys plc ORD                              66,239
                      300  SMC Corp. ORD                                 53,062
                    3,800  United Technologies Corp.                    214,700
                    9,400  York International Corp.                     209,738
                                                                   ------------
                                                                        814,137
                                                                   ------------

See Notes to Financial Statements               www.americancentury.com      11

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 0.3%
                    7,400  Capita Group Plc ORD                    $    134,115
                    6,700  Compass Group PLC ORD                         81,345
                    1,400  Hertz Corp. Cl A                              59,238
                      800  ISS International Service
                              System A/S ORD(2)                          46,583
                    1,900  Randstad Holdings N.V. ORD                    95,353
                    3,900  Securitas AB Cl B ORD                         64,872
                                                                   ------------
                                                                        481,506
                                                                   ------------
INFORMATION SERVICES -- 1.2%
                      398  Altran Technologies SA                       189,512
                    2,700  At Home Corp. Series A(2)                    131,203
                    1,700  BISYS Group, Inc. (The)(2)                    98,334
                      508  Cap Gemini SA ORD                             89,896
                    1,300  CMG plc ORD                                   68,720
                    4,200  Diamond Technology Partners
                              Inc.(2)                                   219,844
                    7,500  Dun & Bradstreet Corp. (The)             202,500
                    3,900  First Data Corp.                             168,675
                    2,400  Getronics N.V. ORD                           146,930
                    7,400  Logica plc ORD                               179,096
                      700  Luminant Worldwide Corp.(2)                   21,744
                    1,400  MedQuist Inc.(2)                              39,944
                    1,600  Navigant Consulting, Inc.(2)                  17,000
                       13  NTT Data Corp. ORD                           317,727
                    1,700  TenFold Corp.(2)                              51,319
                      400  The Management Network
                              Group, Inc.(2)                             13,488
                    2,300  Valassis Communications, Inc.(2)              90,562
                    2,100  Young & Rubicam Inc.                     109,594
                                                                   ------------
                                                                      2,156,088
                                                                   ------------
INTERNET -- 0.9%
                    8,800  America Online Inc.(2)                       639,650
                      300  GetThere.com, Inc.(2)                          7,556
                      400  PlanetRx.com, Inc.(2)                          7,875
                    1,359  PT MULTIMEDIA ORD(2)                          53,576
                      300  RealNetworks, Inc.(2)                         41,747
                      100  Retek Inc.(2)                                  6,778
                   43,716  Seat Pagine Gialle SpA ORD                    88,991
                      700  Softbank Corp. ORD                           506,380
                    5,600  Sterling Commerce, Inc.(2)                   144,200
                      300  Tickets.com, Inc.(2)                           6,253
                    1,100  Verity, Inc.(2)                              113,816
                                                                   ------------
                                                                      1,616,822
                                                                   ------------
LEISURE -- 0.2%
                    3,400  Eastman Kodak Co.                            210,375
                    7,200  GTECH Holdings Corp.(2)                      151,200
                    1,400  Station Casinos, Inc.(2)                      33,600
                                                                   ------------
                                                                        395,175
                                                                   ------------
LIFE & HEALTH INSURANCE -- 0.6%
                   13,700  Aetna Inc.                                   748,362
                    1,033  ASR Verzekeringsgroep N.V. ORD                59,754

Shares                                                                Value
--------------------------------------------------------------------------------

                    4,800  Lincoln National Corp.                  $    200,100
                    9,600  Mediolanum SpA ORD                            84,167
                                                                   ------------
                                                                      1,092,383
                                                                   ------------
MEDIA -- 1.5%
                    1,100  Acme Communications, Inc.(2)                  38,019
                    7,300  CBS Corp.(2)                                 379,600
                    3,500  Charter Communications, Inc.(2)               81,047
                    3,700  Clear Channel Communications,
                              Inc.(2)                                   297,388
                    1,800  Comcast Corp. Cl A                            81,338
                    1,000  Cox Communications, Inc. Cl A(2)              47,000
                    5,500  Disney (Walt) Co.                            153,312
                    2,200  EchoStar Communications
                              Corp. Cl A(2)                             145,269
                      759  EM.TV & Merchandising AG ORD              58,972
                    3,400  Infinity Broadcasting Corp. Cl A(2)          123,888
                    9,450  Mediaset SpA ORD                             107,613
                    2,010  Modern Times Group
                              MTG AB Cl B ORD(2)                         66,868
                    8,900  Mondadori (Arnoldo) Editore
                              SpA ORD                                   182,429
                    7,100  Pearson plc ORD                              169,907
                      500  Radio One, Inc.(2)                            31,531
                      700  Radio Unica Corp.(2)                          19,316
                    1,200  RCN Corp.(2)                                  54,112
                      600  Societe Television
                              Francaise 1 ORD                           217,674
                    1,419  Sogecable, S.A. ORD(2)                        44,888
                    1,800  Viacom, Inc. Cl B(2)                          89,550
                   13,700  WPP Group plc ORD                            201,458
                                                                   ------------
                                                                      2,591,179
                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.8%
                      900  ArthroCare Corp.(2)                           54,591
                      900  Aurora Biosciences Corp.(2)                   10,659
                    1,000  Bard (C.R.), Inc.                             54,312
                    7,300  Beckman Coulter Inc.                         348,575
                    2,700  CONMED Corp.(2)                               68,091
                    1,600  Dexter Corp. (The)                            57,800
                    4,000  Guidant Corp.(2)                             200,000
                      400  IDEC Pharmaceuticals Corp.(2)                 50,650
                    1,600  Johnson & Johnson                        166,000
                    1,000  KeraVision, Inc.(2)                            8,906
                    1,100  Mallinckrodt Inc.                             36,575
                    4,000  Medtronic, Inc.                              155,500
                    1,300  Mentor Corp.                                  30,306
                    1,100  VISX, Inc.(2)                                 85,353
                                                                   ------------
                                                                      1,327,318
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 0.5%
                   26,800  Columbia/HCA Healthcare Corp.                730,300
                    3,700  NovaMed Eyecare, Inc.(2)                      28,733
                    1,800  Oxford Health Plans, Inc.(2)                  26,381
                      800  PacifiCare Health Systems, Inc.(2)            37,500
                                                                   ------------
                                                                        822,914
                                                                   ------------

12      1-800-345-2021                        See Notes to Financial Statements

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------
MINING & METALS -- 0.1%
                    2,500  Alcoa Inc.                              $    163,750
                      800  Ball Corporation                              29,750
                    2,400  Maverick Tube Corp.(2)                        51,525
                    1,600  U.S. Aggregates, Inc.(2)                      19,000
                                                                   ------------
                                                                        264,025
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.9%
                   27,400  Delphi Automotive Systems Corp.              431,550
                    6,700  Ford Motor Co.                               338,350
                      900  General Motors Corp.                          64,800
                    1,100  National R.V. Holdings, Inc.(2)               20,488
                      700  PACCAR Inc.                                   28,809
                   16,000  Superior Industries International,
                              Inc.                                      429,000
                    7,000  Toyota Motor Corp. ORD                       237,731
                                                                   ------------
                                                                      1,550,728
                                                                   ------------
MULTI-INDUSTRY -- 0.8%
                    2,400  CRH plc ORD                                   48,082
                    6,800  General Electric Co. (U.S.)                  884,000
                    5,000  Tyco International Ltd.                      200,312
                    4,027  Vivendi ORD                                  322,628
                                                                   ------------
                                                                      1,455,022
                                                                   ------------
OIL REFINING -- 0.1%
                    1,200  BP Amoco Plc ADR                              73,125
                      437  Total SA Cl B ORD                             58,175
                    3,100  Utilicorp United Inc.                         62,388
                                                                   ------------
                                                                        193,688
                                                                   ------------
OIL SERVICES -- 0.5%
                   10,800  Baker Hughes Inc.                            272,700
                    1,800  Ensco International Inc.                      36,112
                    3,200  R&B Falcon Corp.(2)                       39,600
                    1,700  Global Marine Inc.(2)                         26,031
                    1,700  Pride International Inc.(2)                   24,438
                    2,000  Rowan Companies, Inc.(2)                      34,250
                    6,100  Royal Dutch Petroleum Co. New
                              York Shares                               353,800
                                                                   ------------
                                                                        786,931
                                                                   ------------
PROPERTY & CASUALTY INSURANCE -- 1.5%
                   10,400  Allstate Corp.                               272,350
                    2,200  Ambac Financial Group, Inc.                  119,900
                    3,350  American International Group, Inc.           345,888
                    1,101  Axa ORD                                      148,566
                   11,700  Chubb Corp. (The)                            626,681
                   11,100  CNA Financial Corp.(2)                       432,900
                    1,445  Fortis (B) ORD                                49,846
                   23,400  Horace Mann Educators Corp.                  513,338
                    4,900  Prudential Corporation PLC ORD                80,587
                                                                   ------------
                                                                      2,590,056
                                                                   ------------
PUBLISHING -- 0.3%
                    9,300  Banta Corp.                                  204,019
                      500  Central Newspapers, Inc. Cl A                 18,906
                    3,600  Deluxe Corp.                                  94,275

Shares                                                                Value
--------------------------------------------------------------------------------

                      500  New York Times Co. (The) Cl A           $     19,219
                      300  Times Mirror Co. (New) Cl A                   19,369
                    3,200  VNU N.V. ORD                                 126,896
                    1,638  Wolters Kluwer NV ORD                         49,438
                                                                   ------------
                                                                        532,122
                                                                   ------------
RAILROADS -- 0.1%
                    5,500  CSX Corp.                                    195,594
                                                                   ------------
RESTAURANTS -- 0.4%
                    1,300  Brinker International, Inc.(2)                29,412
                   41,500  CBRL Group, Inc.                             459,094
                    6,600  Jack in the Box Inc.(2)                      139,012
                      900  McDonald's Corp.                              40,500
                      800  Tricon Global Restaurants Inc.(2)             33,200
                                                                   ------------
                                                                        701,218
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 0.5%
                    2,100  Franklin Resources, Inc.                      66,019
                      600  Merrill Lynch & Co., Inc.                 48,375
                    4,700  Morgan Stanley Dean Witter & Co.         566,938
                    9,000  Nomura Securities Co., Ltd. ORD              160,777
                                                                   ------------
                                                                        842,109
                                                                   ------------
SEMICONDUCTOR -- 2.1%
                    4,400  Applied Materials, Inc.(2)                   428,862
                    1,544  ARM Holdings plc ORD(2)                       75,957
                    1,100  ASM Lithography Holding N.V.
                              New York Shares(2)                        102,953
                      700  Asyst Technologies, Inc.(2)                   28,044
                    4,600  Conexant Systems, Inc.(2)                    272,119
                    7,500  Cypress Semiconductor Corp.(2)               204,375
                    1,300  Exar Corp.(2)                                 63,416
                    3,500  Integrated Device Technology,
                              Inc.(2)                                    82,359
                    2,000  Intel Corp.                                  153,250
                    1,000  Kopin Corp.(2)                                65,125
                    3,000  KYOCERA CORP. ORD                            362,485
                    2,800  Lam Research Corp.(2)                        216,825
                      900  Linear Technology Corp.                       63,900
                    3,200  Micron Technology, Inc.(2)                   214,800
                    1,400  National Semiconductor Corp.(2)               59,500
                    1,200  PerkinElmer, Inc.                             49,350
                    1,000  PMC-Sierra, Inc.(2)                          103,031
                    2,700  PRI Automation, Inc.(2)                      127,828
                    1,000  Qlogic Corp.(2)                              113,094
                    1,800  STMicroelectronics N.V. New
                              York Shares                               224,775
                    4,000  Texas Instruments Inc.                       384,250
                    2,400  Xilinx, Inc.(2)                              214,725
                                                                   ------------
                                                                      3,611,023
                                                                   ------------
SPECIALTY STORES -- 0.9%
                      800  Best Buy Co., Inc.(2)                         50,000
                    1,011  Carrefour SA ORD                             176,258
                    1,800  CVS Corp.                                     71,438
                    1,100  Douglas Holding AG ORD                        47,279
                    1,500  Fred's, Inc.                                  19,594

See Notes to Financial Statements               www.americancentury.com      13

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                   10,400  Hennes & Mauritz AB Cl B ORD        $    330,089
                    6,900  Home Depot, Inc.                             545,531
                      600  Ryohin Keikaku Co. Limited ORD               141,637
                    3,500  Sunglass Hut International, Inc.(2)           42,766
                    2,600  Tuesday Morning Corp.(2)                      65,162
                    1,500  Zale Corp.(2)                                 75,938
                                                                   ------------
                                                                      1,565,692
                                                                   ------------
TELEPHONE -- 3.1%
                    5,000  AT&T Corp.                               279,375
                    2,300  Bell Atlantic Corp.                          145,619
                    5,500  BellSouth Corp.                              254,031
                   15,887  British Telecommunications
                              plc ORD                                   319,401
                    7,165  Cable & Wireless
                              Communications plc ORD(2)                  80,809
                    5,442  COLT Telecom Group plc ORD(2)                205,777
                    1,779  Energis plc ORD(2)                            72,441
                    3,730  Global Crossing Holdings Ltd.(2)             162,372
                    3,500  Global TeleSystems Group, Inc.(2)            111,781
                   11,200  GTE Corp.                                    817,600
                        6  Japan Telecom Co. Ltd. ORD                   235,571
                    1,200  KDD Corp. ORD                                166,078
                    1,280  KPNQwest N.V.(2)                              47,921
                      200  MCI WorldCom, Inc.(2)                         16,538
                       12  Nippon Telegraph &
                              Telephone ORD                             215,548
                    2,400  NTL Inc.(2)                                  218,850
                    5,500  SBC Communications Inc.                      285,656
                    6,000  Sprint Corp.                                 416,250
                   13,296  Thus plc ORD(2)                               83,475
                    2,000  Tele Danmark A/S ORD                         128,917
                   16,900  Telecom Italia SpA ORD                       186,319
                   15,404  Telefonica S.A. ORD(2)                       321,024
                   25,745  TeleWest Communications
                              plc ORD(2)                                121,224
                    3,200  UnitedGlobalCom Cl A(2)                      333,300
                    1,788  United Pan-Europe
                              Communications NV ORD(2)                  175,681
                                                                   ------------
                                                                      5,401,558
                                                                   ------------
TOBACCO -- 0.3%
                   19,100  UST Inc.                                     508,538
                                                                   ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                    1,600  Eagle USA Airfreight, Inc.(2)                 53,900
                    2,400  Forward Air Corp.(2)                          75,150
                      300  United Parcel Service, Inc. Cl B              19,819
                                                                   ------------
                                                                        148,869
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 1.9%
                    2,100  ALLTEL Corp.                                 181,650
                   34,465  Cable & Wireless Optus
                              Limited ORD(2)                             89,935
                    7,300  Europolitan Holdings AB ORD                   91,821
                    3,500  Mannesmann AG ORD                            737,169
                    1,600  Nextel Communications, Inc.(2)               158,600

Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------

                       15  NTT Mobile Communications
                              Network, Inc. ORD                    $    527,091
                    5,300  Orange plc ORD(2)                            160,445
                    2,000  QUALCOMM Inc.(2)                             724,562
                    7,813  Sonera Group Oyj ORD                         322,894
                      700  Sprint PCS(2)                                 64,225
                    2,000  Vodafone AirTouch PLC ADR                     94,375
                   27,825  Vodafone AirTouch PLC ORD                    131,240
                    1,300  VoiceStream Wireless Corp.(2)                119,966
                                                                   ------------
                                                                      3,403,973
                                                                   ------------
TOTAL COMMON STOCKS                                                  81,836,387
                                                                   ------------
   (Cost $63,339,626)

U.S. TREASURY SECURITIES -- 8.7%
               $2,750,000  U.S. Treasury Notes, 5.50%,
                              3/31/00                                 2,750,444
                4,050,000  U.S. Treasury Notes, 6.625%,
                              7/31/01                                 4,092,954
                1,575,000  U.S. Treasury Notes, 5.75%,
                              8/15/03                                 1,556,792
                  250,000  U.S. Treasury Notes, 7.50%,
                              2/15/05                                   264,127
                1,400,000  U.S. Treasury Notes, 6.875%,
                              5/15/06                                 1,445,845
                  950,000  U.S. Treasury Notes, 6.625%,
                              5/15/07                                   969,238
                  500,000  U.S. Treasury Notes, 6.00%,
                              8/15/09                                   493,806
                1,350,000  U.S. Treasury Bonds, 7.875%,
                              2/15/21                                 1,544,780
                  100,000  U.S. Treasury Bonds, 6.125%,
                              11/15/27                                   95,315
                  400,000  U.S. Treasury Bonds, 5.25%,
                              11/15/28                                  337,867
                1,250,000  U.S. Treasury Bonds, 5.25%,
                              2/15/29                                 1,060,940
                  600,000  U.S. Treasury Bonds, 6.125%,
                              8/15/29                                   588,273
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                       15,200,381
                                                                   ------------
   (Cost $15,474,852)

U.S. GOVERNMENT AGENCY SECURITIES -- 5.4%
                2,200,000  FHLB, 5.05%, 3/1/00                        2,193,676
                1,350,000  FHLMC, 7.93%, 1/20/05                      1,426,313
                  500,000  FNMA, 5.25%, 1/15/03                         483,509
                1,500,000  FNMA, 7.69%, 9/13/06                       1,500,225
                2,500,000  FNMA MTN, 6.23%, 7/21/08                   2,336,589
                1,500,000  SLMA MTN, VRN, 5.96%, 12/7/99,
                              resets weekly off
                              the 3-month T-Bill rate plus 0.60%
                              with no caps                            1,498,539
                                                                   ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     9,438,851
                                                                   ------------
   (Cost $9,633,612)

14      1-800-345-2021                        See Notes to Financial Statements

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

SOVEREIGN GOVERNMENTS & AGENCIES -- 4.1%
EURO            2,050,134  Deutschland Republic,
                               6.00%, 9/15/03                      $  2,162,919
EURO            1,500,000  Deutschland Republic,
                               Series 98, 4.125%,
                               7/4/08                                 1,401,881
CAD               280,000  Government of Canada,
                               5.00%, 3/15/00                           189,963
JPY           190,000,000  Japan Global, Series 184,
                               2.90%, 12/20/05                        2,018,237
DKK             1,900,000  Kingdom of Denmark,
                               8.00%, 3/15/06                           292,773
USD               350,000  Province of British Columbia,
                               5.375%, 10/29/08                         314,038
GBP               425,000  U.K. Treasury Bonds, 9.00%,
                               10/13/08                                 833,735
                                                                   ------------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES                                                        7,213,546
                                                                   ------------
   (Cost $7,740,732)

MORTGAGE-BACKED SECURITIES(3) -- 11.7%
               $  418,797  FHLMC Pool #E68523, 6.50%,
                              12/1/12                                   410,394
                1,157,694  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                  1,153,914
                   31,199  FNMA Pool #343829, 6.50%,
                              4/1/11                                     30,648
                  545,448  FNMA Pool #341477, 6.50%,
                              5/1/11                                    535,817
                  178,110  FNMA Pool #346400, 6.50%,
                              5/1/11                                    174,965
                  318,575  FNMA Pool #346779, 6.50%,
                              5/1/11                                    312,950
                  161,154  FNMA Pool #369034, 6.50%,
                              2/1/12                                    157,896
                  257,135  FNMA Pool #377181, 6.50%,
                              4/1/12                                    251,936
                  563,349  FNMA Pool #378039, 6.50%,
                              5/1/12                                    551,960
                   61,249  FNMA Pool #250576, 7.00%,
                              6/1/26                                     59,942
                  443,898  FNMA Pool #373510, 7.50%,
                              3/1/27                                    443,000
                2,140,685  FNMA Pool #412562, 6.50%,
                              1/1/28                                  2,047,205
                  498,418  FNMA Pool #503915, 7.00%,
                              7/1/29                                    487,290
                  995,461  FNMA Pool #504748, 7.00%,
                              7/1/29                                    973,688
                  700,000  FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                   675,000
                  262,745  GNMA Pool #351417, 7.00%,
                              1/15/24                                   257,488

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $    89,994  GNMA Pool #361446, 8.00%,
                              7/15/24                              $     91,667
                  120,944  GNMA Pool #377238, 8.50%,
                              7/20/24                                   124,945
                  151,744  GNMA Pool #355903, 8.00%,
                              9/15/24                                   154,565
                  391,231  GNMA Pool #404303, 8.25%,
                              10/15/24                                  403,734
                   30,331  GNMA Pool #392995, 8.75%,
                              3/15/25                                    31,884
                   96,428  GNMA Pool #001991, 9.00%,
                              4/20/25                                   101,142
                  249,002  GNMA Pool #009297, 8.25%,
                              7/20/25                                   254,686
                  424,942  GNMA Pool #412177, 7.00%,
                              9/15/25                                   415,819
                  345,356  GNMA Pool #416856, 7.50%,
                              10/15/25                                  345,086
                  187,745  GNMA Pool #425081, 7.50%,
                              2/15/26                                   187,530
                   19,524  GNMA Pool #417549, 6.00%,
                              4/15/26                                    18,113
                  135,275  GNMA Pool #372335, 7.50%,
                              4/15/26                                   135,121
                  176,099  GNMA Pool #422006, 7.50%,
                              5/15/26                                   175,898
                  122,836  GNMA Pool #402680, 8.00%,
                              5/15/26                                   125,017
                  212,866  GNMA Pool #417068, 8.00%,
                              5/15/26                                   216,646
                   42,665  GNMA Pool #402682, 7.50%,
                              6/15/26                                    42,616
                  594,691  GNMA Pool #431942, 8.25%,
                              7/15/26                                   613,294
                   94,885  GNMA Pool #002273, 9.00%,
                              8/20/26                                    99,503
                  601,599  GNMA Pool #456569, 7.50%,
                              11/15/27                                  600,726
                1,185,865  GNMA Pool #457351, 7.00%,
                              12/15/27                                1,158,967
                  539,505  GNMA Pool #404525, 6.50%,
                              2/15/28                                   513,261
                  497,909  GNMA Pool #436196, 6.50%,
                              2/15/28                                   473,689
                   49,809  GNMA Pool #463081, 6.50%,
                              2/15/28                                    47,387
                  397,235  GNMA Pool #256771, 6.50%,
                              3/15/28                                   377,912
                  370,974  GNMA Pool #461658, 6.50%,
                              3/15/28                                   352,929
                  373,780  GNMA Pool #462615, 6.50%,
                              3/15/28                                   355,598
                3,314,421  GNMA Pool #466804, 6.50%,
                              4/15/28                                 3,153,195
                   46,973  GNMA Pool #474216, 6.50%,
                              4/15/28                                    44,688
                  458,651  GNMA Pool #433786, 6.00%,
                              5/15/28                                   423,631

See Notes to Financial Statements               www.americancentury.com      15

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  418,917  GNMA Pool #481773, 6.00%,
                              7/15/28                              $    386,931
                  475,364  GNMA Pool #473140, 6.00%,
                              10/15/28                                  439,068
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                     20,389,341
                                                                   ------------
   (Cost $20,868,111)

ASSET-BACKED SECURITIES(3) -- 2.8%
                  400,000  Comed Transitional Funding Trust,
                              Series 1998-1, Class A6 SEQ,
                              5.63%, 6/25/09                            374,742
                1,200,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                 1,109,190
                  346,291  Money Store (The) Home Equity
                              Trust, Series 1995 C,
                              Class A9 SEQ, 6.375%,
                              9/15/11                                   345,462
                  500,000  Money Store (The) Home Equity
                              Trust, Series 1997 C,
                              Class AF6 SEQ, 6.67%,
                              2/15/25                                   495,878
                  919,003  Morgan Stanley Capital I,
                              Series 1998 WF1,
                              Class A1 SEQ, 6.25%,
                              7/15/07                                   897,852
                  657,268  Nationslink Funding Corp.,
                              Series 1998-2, Class A1 SEQ,
                              6.00%, 11/20/07                           629,225
                1,000,000  Nationslink Funding Corp.,
                              Series 1999-1, Class A2 SEQ,
                              6.32%, 11/20/08                           946,185
                  122,478  Textron Financial Corp.
                              Receivables Trust,
                              Series 1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $122,316)(4)                         122,153
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                         4,920,687
                                                                   ------------
   (Cost $5,178,937)

CORPORATE BONDS -- 13.2%
BANKS -- 3.0%
                  650,000  Banco Santander Central
                              Hispano Issuance, Ltd., 7.625%,
                              11/3/09                                   655,550
                1,000,000  Bank of America N.A., 6.125%,
                              7/15/04                                   967,795
                1,000,000  Bank of America N.A., VRN,
                              5.83%, 12/1/99, resets daily
                              off the Fed Funds rate plus
                              0.22% with no caps                        999,598
                  550,000  Citigroup Inc., 7.125%, 5/15/06              545,087
                  500,000  First Bank System Inc., 7.625%,
                              5/1/05                                    503,127

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  350,000  Fleet Boston Financial Corp.,
                              5.75%, 1/15/09                       $    312,377
                1,200,000  Wells Fargo & Co. MTN, Series J,
                              VRN, 5.41%, 12/10/99, resets
                              quarterly off the 3-month
                              LIBOR minus 0.11% with
                              no caps                                 1,199,367
                                                                   ------------
                                                                      5,182,901
                                                                   ------------
CHEMICALS -- 0.4%
                  650,000  du Pont (E.I.) de Nemours & Co.,
                              6.875%, 10/15/09                          641,029
                                                                   ------------
DEFENSE/AEROSPACE(1)
                GBP 1,354  British Aerospace PLC, 7.45%,
                              11/30/03                                    2,125
                                                                   ------------
DEPARTMENT STORES -- 0.2%
               $  300,000  Saks Inc., 8.25%, 11/15/08                   289,007
                                                                   ------------
ELECTRICAL EQUIPMENT -- 0.1%
                  300,000  Hutchison Whampoa Financial,
                              Series B, 7.45%, 8/1/17
                              (Acquired 11/19/99, Cost
                              $274,113)(4)                              272,932
                                                                   ------------
 ELECTRICAL UTILITIES -- 0.5%
                  600,000  Southern Investments UK, 6.80%,
                              12/1/06                                   569,968
                  250,000  Virginia Electric & Power, 8.00%,
                              3/1/04                                    256,702
                                                                   ------------
                                                                        826,670
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 0.4%
                  700,000  EOG Resources Inc., 6.70%,
                              11/15/06                                  671,878
                                                                   ------------
FINANCIAL SERVICES -- 1.9%
                  600,000  Ford Motor Credit Co., 7.375%,
                              10/28/09                                  603,911
                1,500,000  Abbey National Treasury Services
                              PLC MTN, Series
                              1A, VRN, 6.15%, 1/25/00,
                              resets quarterly off the
                              3-month LIBOR minus 0.07% with
                              no caps                                 1,499,162
                1,200,000  Goldman Sachs Group Inc. MTN,
                              Series A, VRN, 5.54%,
                              12/23/99, resets quarterly off
                              the 3-month LIBOR plus
                              0.03% with no caps                      1,200,222
                                                                   ------------
                                                                      3,303,295
                                                                   ------------
FOOD & BEVERAGE -- 0.8%
                  800,000  Pepsi Bottling Group Inc.,
                              5.625%, 2/17/09 (Acquired
                              2/3/99, Cost $796,536)(4)                 717,685
                  800,000  Pepsi Bottling Group Inc.,
                              Series B, 7.00%, 3/1/29
                              (Acquired 3/3/99, Cost
                              $794,560)(4)                              736,853
                                                                   ------------
                                                                      1,454,538
                                                                   ------------

16      1-800-345-2021                        See Notes to Financial Statements

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.7%
               $  400,000  Abitibi-Consolidated Inc., 8.50%,
                              8/1/29                               $    391,461
                  850,000  Fort James Corp., 6.625%,
                              9/15/04                                   820,435
                                                                   ------------
                                                                      1,211,896
                                                                   ------------
GOLD -- 0.2%
                  300,000  Barrick Gold Corp., 7.50%,
                              5/1/07                                    300,813
                                                                   ------------
INDUSTRIAL PARTS -- 0.3%
                  650,000  Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                           580,564
                                                                   ------------
LIFE & HEALTH INSURANCE -- 0.4%
                  800,000  Conseco Inc., 6.40%, 6/15/01                 779,942
                                                                   ------------
MEDIA -- 0.6%
                  300,000  British Sky Broadcasting, 6.875%,
                              2/23/09                                   262,948
                  800,000  TCI Communications, Inc., 8.75%,
                              8/1/15                                    887,175
                                                                   ------------
                                                                      1,150,123
                                                                   ------------
MINING & METALS -- 0.1%
                  100,000  Alcan Aluminium Ltd., 5.875%,
                              4/1/00                                     99,966
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.8%
                1,000,000  Ford Motor Co., 6.375%, 2/1/29               856,994
                  500,000  Toyota Motor Credit Corp.,
                              5.625%, 11/13/03                          478,120
                                                                   ------------
                                                                      1,335,114
                                                                   ------------
OIL REFINING -- 1.0%
                  500,000  Enron Corp., 6.75%, 7/1/05                   483,559
                  600,000  Enron Corp., 6.625%, 11/15/05                577,076
                  800,000  USX Corp., 6.65%, 2/1/06                     761,541
                                                                   ------------
                                                                      1,822,176
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 0.2%
                  350,000  Lehman Brothers Holdings Inc.,
                              6.625%, 4/1/04                            340,816
                                                                   ------------
SPECIALTY STORES(1)
                  100,000  Rite Aid Corp., 6.00%, 12/15/05
                              (Acquired 6/16/99, Cost
                              $91,801)(4)                                61,000
                                                                   ------------
TELEPHONE -- 1.6%
                  300,000  Citizens Utilities Co., 7.60%,
                              6/1/06                                    304,433
                  800,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                                  720,651
                  600,000  MCI WorldCom, Inc., 7.55%,
                              4/1/04                                    612,948
                  500,000  U S West Capital Funding Inc.,
                              6.125%, 7/15/02                           489,075

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  650,000  U S West Communications,
                              7.20%, 11/1/04 (Acquired
                              10/26/99, Cost $648,765)(4)          $    651,798
                                                                   ------------
                                                                      2,778,905
                                                                   ------------
TOTAL CORPORATE BONDS                                                23,105,690
                                                                   ------------
   (Cost $23,891,676)

COMMERCIAL PAPER(5) -- 5.1%
CREDIT CARD & TRADE  RECEIVABLES -- 1.2%
                1,100,000  Dakota Certificates (Citibank),
                              5.86%, 1/10/00 (Acquired
                              9/8/99, Cost $1,077,797)(4)             1,092,671
                1,000,000  WCP Funding Inc., 6.00%,
                              1/28/00 (Acquired 11/30/99,
                              Cost $990,167)(4)                         990,167
                                                                   ------------
                                                                      2,082,838
                                                                   ------------
ENERGY -- 0.7%
                1,250,000  Motiva Enterprises LLC, 5.76%,
                              2/1/00 (Acquired 9/8/99,
                              Cost $1,220,800)(4)                     1,237,206
                                                                   ------------
FINANCIAL SERVICES -- 2.6%
                1,300,000  Falcon Asset Securities Corp.,
                              5.90%, 1/18/00 (Acquired
                              9/23/99, Cost $1,275,073)(4)            1,289,648
                  900,000  Receivables Capital Corp., 5.93%,
                              2/18/00 (Acquired 11/5/99,
                              Cost $884,434)(4)                         888,326
                1,300,000  Transamerica Asset Funding Corp.,
                              5.82%, 2/10/00 (Acquired
                              8/17/99, Cost $1,262,801)(4)            1,284,810
                1,100,000  Windmill Funding Corp., 5.91%,
                              1/13/00 (Acquired 9/17/99,
                              Cost $1,079,233)(4)                     1,092,135
                                                                   ------------
                                                                      4,554,919
                                                                   ------------
INFORMATION SERVICES -- 0.6%
                  980,000  Yale University, 5.76%, 2/14/00              967,919
                                                                   ------------
TOTAL COMMERCIAL PAPER                                                8,842,882
                                                                   ------------
   (Cost $8,844,387)

CERTIFICATES OF DEPOSIT -- 2.2%
                1,300,000  U.S. Bank, NA Minnesota, 5.41%,
                              12/14/99                                1,299,886
                1,000,000  Union Bank of California N.A.,
                              5.89%, 1/25/00                            999,887
                1,600,000  Westdeutsche Landesbank,
                              6.03%, 1/5/00                           1,600,155
                                                                   ------------
TOTAL CERTIFICATES OF DEPOSIT                                         3,899,928
                                                                   ------------
   (Cost $3,900,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $174,847,693
                                                                   ============
   (Cost $158,871,933)

See Notes to Financial Statements               www.americancentury.com      17

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
    Contracts             Settlement                            Unrealized
     to Sell                 Date                Value          Gain (Loss)
-------------------------------------------------------------------------------
     501,304  EURO         12/30/99           $  506,424           $981
 130,647,600  JPY          12/30/99             1,288,980        (23,873)
                                           ----------------------------------
                                               $1,795,404       $(22,892)
                                           ==================================
(Value on Settlement Date $1,772,512)

Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CAD = Canadian Dollar

DKK = Danish Krone

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GBP = British Pound

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

SLMA = Student Loan Marketing Association

USD = U.S. Dollar

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
November 30, 1999.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Industry is less than 0.05% of total investment securities.

(2) Non-income producing.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30,
    1999, was $10,437,384 which represented 5.9% of net assets.

(5) The rates for commercial paper are the yield to maturity at purchase.

18      1-800-345-2021                        See Notes to Financial Statements

Strategic Moderate--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 1999

                   INVESTOR CLASS (INCEPTION 2/15/96)                        ADVISOR CLASS (INCEPTION 10/2/96)
                                       LEHMAN      THREE-MONTH                                LEHMAN       THREE-MONTH
            STRATEGIC                 AGGREGATE        U.S.         STRATEGIC                AGGREGATE         U.S.
            MODERATE   S&P 500      BOND INDEX   TREASURY BILL     MODERATE   S&P 500      BOND INDEX   TREASURY BILL
========================================================================================================================
6 MONTHS(1)  10.21%        7.38%        0.72%         2.39%          10.25%       7.38%        0.72%          2.39%
1 YEAR       16.97%       20.92%       -0.04%         4.67%          16.66%      20.92%       -0.04%          4.67%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS      13.39%       24.33%        5.57%         4.93%          13.10%      24.33%        5.57%          4.93%
LIFE OF FUND 13.26%       24.19%       6.00%(2)      4.97%(2)        13.61%      26.52%       6.57%(3)        4.93%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 66-68 for more information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/99
S&P 500                 $23,102
Strategic Moderate          $16,159
Lehman Aggregate            $12,441
Three-Month T-Bill          $11,992

              Strategic                   Lehman     Three-Month
               Moderate   S&P 500   Aggregate     T-Bill
DATE            VALUE        VALUE        VALUE        VALUE
2/29/1996      $10,000      $10,000      $10,000      $10,000
3/31/1996      $10,071      $10,096       $9,930      $10,041
4/30/1996      $10,314      $10,244       $9,874      $10,082
5/31/1996      $10,394      $10,509       $9,855      $10,125
6/30/1996      $10,411      $10,549       $9,987      $10,167
7/31/1996      $10,085      $10,082      $10,014      $10,211
8/31/1996      $10,309      $10,295       $9,997      $10,254
9/30/1996      $10,650      $10,875      $10,171      $10,297
10/31/1996     $10,773      $11,175      $10,396      $10,339
11/30/1996     $11,080      $12,020      $10,574      $10,382
12/31/1996     $11,019      $11,782      $10,476      $10,425
1/31/1997      $11,204      $12,518      $10,508      $10,469
2/28/1997      $11,121      $12,616      $10,535      $10,513
3/31/1997      $10,824      $12,097      $10,418      $10,558
4/30/1997      $10,989      $12,819      $10,574      $10,603
5/31/1997      $11,529      $13,600      $10,674      $10,648
6/30/1997      $11,851      $14,211      $10,801      $10,691
7/31/1997      $12,414      $15,341      $11,093      $10,736
8/31/1997      $12,143      $14,481      $10,999      $10,783
9/30/1997      $12,711      $15,275      $11,160      $10,827
10/31/1997     $12,397      $14,765      $11,322      $10,871
11/30/1997     $12,523      $15,448      $11,374      $10,919
12/31/1997     $12,699      $15,714      $11,489      $10,966
1/31/1998      $12,742      $15,889      $11,636      $11,012
2/28/1998      $13,353      $17,034      $11,627      $11,058
3/31/1998      $13,819      $17,906      $11,666      $11,105
4/30/1998      $13,928      $18,087      $11,727      $11,150
5/31/1998      $13,862      $17,776      $11,839      $11,197
6/30/1998      $14,084      $18,498      $11,939      $11,243
7/31/1998      $13,974      $18,300      $11,964      $11,289
8/31/1998      $12,717      $15,657      $12,159      $11,335
9/30/1998      $13,015      $16,656      $12,444      $11,378
10/31/1998     $13,393      $18,012      $12,378      $11,416
11/30/1998     $13,815      $19,105      $12,448      $11,458
12/31/1998     $14,318      $20,206      $12,486      $11,501
1/31/1999      $14,457      $21,051      $12,574      $11,542
2/28/1999      $13,972      $20,396      $12,354      $11,585
3/31/1999      $14,315      $21,212      $12,422      $11,628
4/30/1999      $14,826      $22,033      $12,462      $11,669
5/31/1999      $14,662      $21,513      $12,352      $11,713
6/30/1999      $15,138      $22,709      $12,313      $11,758
7/31/1999      $15,068      $21,998      $12,260      $11,802
8/31/1999      $15,021      $21,890      $12,254      $11,848
9/30/1999      $14,916      $21,290      $12,396      $11,895
10/31/1999     $15,408      $22,638      $12,442      $11,942
11/30/1999     $16,159      $23,102      $12,441      $11,992

$10,000 investment made 2/29/96(2)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
S&P 500, Lehman Aggregate Bond, and Three-Month U.S. Treasury Bill (T-Bill)
indices are provided for comparison in each graph. Strategic Moderate's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING NOVEMBER 30)
            Strategic                   Lehman      Three-Month
            Moderate    S&P 500    Aggregate      T-Bill
DATE         RETURN       RETURN        RETURN        RETURN
11/30/96*    10.80%       20.18%         5.75%         3.82%
11/30/97     13.02%       28.56%         7.55%         5.17%
11/30/98     10.32%       23.66%         9.45%         4.56%
11/30/99     16.97%       20.92%        -0.04%         4.67%

*  From 2/29/96 (the date nearest the class's inception for which index data are available) to 11/30/96.

                                                www.americancentury.com      19

Strategic Moderate--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the
American Century Strategic Asset Allocation funds management team.

HOW DID STRATEGIC MODERATE PERFORM DURING THE YEAR ENDED NOVEMBER 30, 1999?

     The fund's performance reflected the healthy performance of stocks and weak returns of bonds. For the fiscal year, Strategic Moderate posted a total return of 16.97%.* (See the previous page for other fund performance information.)

HOW DID THE FUND'S ASSET MIX CHANGE DURING THE FISCAL YEAR?

     We tend to keep Strategic Moderate's asset mix close to its neutral position of 60% stocks, 30% bonds, and 10% cash. From there, we try to make some modest adjustments to add value.

     The main change we made over the last year was to reduce the portfolio's cash position while expanding our stock holdings.

WHY DID YOU OVERWEIGHT STOCKS?

     We felt that economic conditions would be positive for stocks. The U.S.
economy has continued to roll along, and we've seen a remarkable economic rebound in other parts of the world as well.

     Momentum also favored stocks--we expected investor demand for equities to remain healthy in 1999. In fact, if anything it's gotten even stronger in the past year.

HOW DID YOU POSITION STRATEGIC MODERATE'S STOCK PORTFOLIO?

     For much of the fiscal year, we were overweight value stocks, which are those considered to be undervalued based on their earnings growth. This was a drag on performance because value shares were left in the dust by technology and other growth stocks.

     Over the past year, the S&P 500/BARRA Growth Index returned more than
28%, while the S&P 500/BARRA Value Index returned about 12%. This growth/value performance gap was even more pronounced among small- and mid-cap stocks.

WHY HAVEN'T VALUE STOCKS PERFORMED WELL OVER THE PAST COUPLE OF YEARS?

     That's a good question. There are a lot of well-managed, profitable companies whose stock prices look like great bargains, but nobody's buying.
Investors have been more interested in chasing what's hot--big, well-known companies in 1998, technology companies in 1999.

     Some market influences that are traditionally negative for growth stocks--rising interest rates, the dollar weakening against the Japanese yen, an ever-larger U.S. trade deficit--have been ignored by investors. As a result, value stocks are struggling in an environment where they have historically outperformed.

IF THE FUND WAS OVERWEIGHT VALUE STOCKS, DOES THAT MEAN THE PORTFOLIO WAS
UNDERWEIGHT GROWTH STOCKS?

     Not really. Despite the value overweight, we kept a fairly even balance between growth and value stocks. And the growth portion included a fair amount of exposure to the technology sector.

     For example, four of the fund's ten biggest stock holdings--including the top three--were technology companies, and three of its five largest industry holdings were technology-oriented.

[left margin]

"THE MAIN CHANGE WE MADE OVER THE LAST YEAR WAS TO REDUCE THE PORTFOLIO'S
CASH POSITION WHILE EXPANDING OUR STOCK HOLDINGS."

[pie chart - data below]

ASSET ALLOCATION
(AS OF NOVEMBER 30, 1999)

PERCENT OF FUND INVESTMENTS
   U.S. Stocks        48%
   Foreign Stocks     17%
   U.S. Bonds         24%
   Foreign Bonds       5%
   Money Market
     Securities        6%

See page 67 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 68-69.

* All fund returns referenced in this interview are for Investor Class shares.

20      1-800-345-2021

Strategic Moderate--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ABOUT STRATEGIC MODERATE'S BOND PORTFOLIO?

     We were overweight corporate bonds and underweight Treasurys for most of the fiscal year. The strong economy favored corporate bonds--companies are more likely to be able to pay off their debts when business is good. In addition, the yield difference between corporate and Treasury bonds had grown unusually large, meaning corporate bond yields looked very attractive compared with Treasury yields.

     However, sentiment in the corporate bond market shifted, with investors becoming much more risk averse. For a variety of reasons--Y2K, inflation fears, the health of the economy, a lack of liquidity in the market--bond investors simply have a much smaller appetite for risk than they've had in the past few years.

     As a result, we emphasized bonds issued by large, well-known companies like
Ford Motor, Pepsi, and Wal-Mart. Bond investors have been more comfortable holding these big-name companies.

IN STRATEGIC MODERATE'S FOREIGN SECURITIES, YOU BOOSTED YOUR ASIAN HOLDINGS
WHILE REDUCING YOUR EUROPEAN EXPOSURE (SEE THE CHART AT RIGHT). WHY?

     It was mainly a shift into Japan. We began to overweight Japanese stocks in early 1999 because we liked the prospects there. We still saw favorable opportunities in Europe, but we thought Japan had the highest potential for extraordinary gains.

     Our biggest foreign holdings reflect this shift. Six months ago, our top five foreign stocks were all in Europe. Now, three of our top five are Japanese companies (see the table at right).

     This move into Japan paid off--although Europe had good equity returns, the
Japanese stock market skyrocketed. In addition, we suffered currency losses on our European investments, whereas we earned currency gains on our Japanese holdings.

LOOKING AHEAD, WHAT ARE  YOUR PLANS FOR STRATEGIC MODERATE'S ASSET ALLOCATION
STRUCTURE?

     We're sticking to the basics. Long term, that means staying true to our neutral asset mix of 60% stocks, 30% bonds, and 10% cash. As in the past year, though, we expect to stay underweight in cash and continue to focus on domestic stocks and corporate bonds.

     That said, we may become a little more defensive in the early part of 2000, cutting back on stocks and adding to our cash position.

WHY THE DEFENSIVE POSTURE?

     We expect a bit of a letdown in the stock market in the first part of next year. At the start of 1999, everyone was worrying about Y2K's effect on the market. The general expectation was that investors would flee the market at the end of the year and then jump back in after Y2K was out of the way. In other words, there would be a "relief" rally in the first quarter of 2000.

[right margin]

FUND'S U.S. STOCKS (AS OF NOVEMBER 30, 1999)
   NUMBER OF COMPANIES      356
   DIVIDEND YIELD           1.19%
   PRICE/EARNINGS RATIO     24.4
                                             % OF FUND'S         % OF
                                             U.S. STOCKS         FUND
TOP 5 U.S. STOCKS
   MICROSOFT CORP.                              2.3%             1.1%
   JDS UNIPHASE CORP.                           2.0%             1.0%
   CISCO SYSTEMS INC.                           1.7%             0.8%
   GENERAL ELECTRIC CO. (U.S.)                  1.6%             0.8%
   WAL-MART STORES, INC.                        1.5%             0.7%

FUND'S FOREIGN STOCKS (AS OF NOVEMBER 30, 1999)
   NUMBER OF COMPANIES      253
   DIVIDEND YIELD           0.73%
                                            % OF FUND'S          % OF
                           COUNTRY         FOREIGN STOCKS        FUND
TOP 5 FOREIGN STOCKS
   MANNESMANN AG           GERMANY              2.9%             0.5%
   SOFTBANK CORP.           JAPAN               2.3%             0.4%
   SONY CORP.               JAPAN               2.2%             0.4%
   CHINA TELECOM
      (HONG KONG) LTD.    HONG KONG             1.7%             0.3%
   NTT MOBILE
      COMMUNICATIONS
      NETWORK, INC.         JAPAN               1.7%             0.3%

[pie chart - data below]

PERCENT OF FUND'S FOREIGN STOCKS
   Europe                   64%
   Asia/Pacific             34%
   Americas
     (excluding U.S.)        2%

                                                www.americancentury.com      21

Strategic Moderate--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     But now just about everybody thinks that Y2K will be a non-event, so there probably won't be a mass exodus at year-end or a big relief rally after the first of the year. In fact, there's been such a strong surge in the market over the last couple of months that we think stocks will go through a cooling-off period in the coming months. This has happened frequently in the past few years after a sudden and dramatic rally.

WHAT ABOUT THE PORTFOLIO'S BOND HOLDINGS?

     We're still finding compelling values in corporate bonds, so we expect to remain overweight there. The continued strength of the U.S. economy, as well as the economic rebound elsewhere in the world, bodes well for corporate bonds.

     However, we think the domestic economy's healthy growth rate will lead the
Federal Reserve to raise short-term interest rates again in the first quarter of
2000. As a result, we could see bond yields rise a little further in the coming months.

HOW WILL YOU POSITION THE FUND'S FOREIGN HOLDINGS?

     We may bring some capital back home from our investments abroad. We've had a great deal of success in Europe over the past several years, so we may take some profits and reinvest the money domestically as we position the fund more defensively.

     We still like prospects in Japan--the economy, though still fragile, continues to improve, and that should be good for the stock market. We intend to maintain our overweight in Japanese stocks.

[left margin]

"WE MAY BECOME A LITTLE MORE DEFENSIVE IN THE EARLY PART OF 2000, CUTTING
BACK ON STOCKS AND ADDING TO OUR CASH POSITION."

FUND'S U.S. BONDS (AS OF NOVEMBER 30, 1999)
   NUMBER OF SECURITIES           152
   WEIGHTED AVERAGE MATURITY      8.1 YRS
   AVERAGE DURATION               5.0 YRS

[pie chart - data below]

PERCENT OF FUND'S U.S. BONDS
   Corporate                44%
   U.S. Govt. Agency        12%
   Asset-Backed              5%
   U.S. Treasury            19%
   Mortgage-Backed          20%

FUND'S FOREIGN BONDS (AS OF NOVEMBER 30, 1999)
   NUMBER OF SECURITIES           8
   WEIGHTED AVERAGE MATURITY      6.0 YRS
   AVERAGE DURATION               5.1 YRS

[pie chart - data below]

PERCENT OF FUND'S FOREIGN BONDS
   Europe                   65%
   Asia/Pacific             30%
   Americas
     (excluding U.S.)        5%

22      1-800-345-2021

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies,  the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 64.5%
AIRLINES(1)
                   1,500   Ryanair Holdings plc ADR(2)             $     73,969
                                                                   ------------
ALCOHOL(1)
                   2,900   Coors (Adolph) Co. Cl B                      144,275
                                                                   ------------
APPAREL & TEXTILES -- 0.2%
                   4,100   Gucci Group N.V. New
                              York Shares                               341,325
                   3,100   Jones Apparel Group, Inc.(2)                  82,731
                  18,000   VF Corp.                                     537,750
                                                                   ------------
                                                                        961,806
                                                                   ------------
BANKS -- 4.9%
                  26,739   Anglo Irish Bank Corp. plc ORD                63,433
                   6,100   Argentaria SA ORD                            139,543
                  33,100   Banca Intesa S.p.A. ORD                      141,432
                     588   Banca Popolare Commercio e
                              Industria New 99 ORD(2)                    13,635
                   3,287   Banca Popolare Commercio e
                              Industria ORD                              80,824
                   4,269   Bipop-Carire SPA ORD                         215,104
                      19   Bank Sarasin & Cie Cl B ORD               33,809
                  36,000   Bank of America Corp.                      2,106,030
                   7,000   Barclays PLC ORD                             202,403
                  19,400   Chase Manhattan Corp.                      1,498,650
                  12,500   Citigroup Inc.                               673,438
                  17,000   Dai-Ichi Kangyo Bank Ltd. ORD                196,398
                  11,630   DBS Group Holdings Ltd. ORD                  150,823
                   2,500   DePfa Deutsche Pfandbriefbank
                              AG ORD                                    188,953
                   3,000   Fifth Third Bancorp                          209,906
                  27,600   First Union Corp.                          1,067,775
                  47,100   First Virginia Banks, Inc.                 2,137,162
                   6,700   Fleet Boston Financial Corp.                 253,344
                     800   HSBC Holdings plc ORD                         10,610
                  23,200   Keppel Bank ORD                               47,200
                  82,900   KeyCorp                                    2,238,300
                  19,800   Lloyds TSB Group plc ORD                     253,835
                  18,100   Mellon Bank Corp.                            659,519
                   7,300   Old Kent Financial Corp.                     296,106
                   9,000   PNC Bank Corp.                               501,750
                   5,600   Republic New York Corp.                      395,850
                   1,400   Societe Generale Cl A ORD                    301,922
                  24,000   Sumitomo Bank, Ltd. (The) ORD                368,669
                  73,600   Summit Bancorp.                            2,401,200

Shares                                                                Value
--------------------------------------------------------------------------------

                  13,300   UnionBanCal Corp.                       $    586,031
                  17,846   United Oversees Bank Ltd. ORD                159,244
                  11,800   Wachovia Corp.                               913,762
                  10,200   Wells Fargo & Co.                        474,300
                   6,000   Zions Bancorporation                         387,188
                                                                   ------------
                                                                     19,368,148
                                                                   ------------
CHEMICALS -- 1.3%
                   8,400   Air Products and Chemicals, Inc.             271,950
                   8,200   Dow Chemical Co.                             960,425
                   8,100   du Pont (E.I.) de Nemours & Co.          481,444
                     100   Fuji Seal, Inc. ORD                            6,086
                  11,151   Illinois Tool Works Inc.                     722,027
                  34,700   IMC Global Inc.                              559,538
                  10,000   Lubrizol Corp.                               273,750
                  17,600   Minnesota Mining &
                              Manufacturing Co.                       1,681,900
                     700   Symyx Technologies Inc.(2)                    24,106
                                                                   ------------
                                                                      4,981,226
                                                                   ------------
CLOTHING STORES -- 0.1%
                   6,000   AnnTaylor Stores Corp.(2)                    259,125
                   6,400   Talbots, Inc.                                310,400
                                                                   ------------
                                                                        569,525
                                                                   ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.0%
                  28,900   Adaptec, Inc.(2)                           1,557,891
                  36,700   Cisco Systems Inc.(2)                      3,272,044
                  12,100   Compaq Computer Corp.                        295,694
                  15,800   Electronics for Imaging, Inc.(2)             702,606
                  12,000   EMC Corp. (Mass.)(2)                       1,002,750
                   3,100   Emulex Corp.(2)                              503,362
                   1,200   Foundry Networks, Inc.(2)                    282,562
                  14,200   Hewlett-Packard Co.                        1,347,225
                   2,600   Immersion Corp.(2)                            69,469
                  13,400   International Business Machines
                              Corp.                                   1,381,038
                     400   Logitech International S.A. ORD(2)            93,310
                   7,000   Psion plc ORD                                286,719
                   1,600   SanDisk Corp.(2)                             105,650
                   7,100   Tandberg ASA ORD(2)                          158,415
                  21,100   Xerox Corp.                                  571,019
                                                                   ------------
                                                                     11,629,754
                                                                   ------------
COMPUTER SOFTWARE -- 3.5%
                   6,800   Active Software, Inc.(2)                     428,825
                  15,500   Amdocs Ltd.(2)                               545,406
                  30,300   Autodesk, Inc.                               891,009
                   3,783   Baltimore Technologies plc ORD(2)            176,617

See Notes to Financial Statements               www.americancentury.com      23

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                   2,000   BMC Software, Inc.(2)                   $    145,688
                     700   Business Objects S.A. ADR(2)                  61,600
                     200   CacheFlow Inc.(2)                             30,238
                   1,100   Check Point Software
                              Technologies Ltd.(2)                      155,856
                   5,700   Computer Associates
                              International, Inc.                       370,500
                  31,920   Computershare Limited ORD                    145,073
                   6,150   Comverse Technology, Inc.(2)                 743,381
                   2,000   Cysive, Inc.(2)                              100,500
                   3,815   Data Fellows Oyj ORD(2)                       93,615
                   4,100   Eidos plc ORD(2)                             363,380
                   2,973   Exact Holding NV ORD(2)                      143,810
                     755   Fantastic Corp. ORD(2)                        91,302
                     158   Heyde AG Beratung Software
                              ORD(2)                                     13,056
                   1,756   Intershop Communications
                              AG ORD(2)                                 350,329
                   9,632   Ixchange Technology Holdings
                              Limited ORD(2)                             25,725
                     700   Liberate Technologies, Inc.(2)                89,425
                   1,507   London Bridge Software Holdings
                              plc ORD                                   107,251
                  48,000   Microsoft Corp.(2)                         4,369,500
                   6,700   National Instruments Corp.(2)                201,209
                   1,900   NDS Group plc ADR(2)                          56,881
                   5,400   ONYX Software Corp.(2)                       173,812
                     792   OpenTV Corp.(2)                               61,207
                  11,600   Oracle Corp.(2)                              786,262
                  19,700   Parametric Technology Corp.(2)               445,712
                   4,700   Proxicom, Inc.(2)                            322,831
                   7,700   Radiant Systems, Inc.(2)                     190,816
                   5,200   Rational Software Corp.(2)                   265,525
                   2,200   Sage Group plc (The) ORD                     152,213
                   3,200   Sapient Corp.(2)                             247,900
                   1,752   Software AG ORD(2)                           105,846
                   7,600   Sybase, Inc.(2)                              122,788
                  17,500   Unisys Corp.(2)                              503,125
                  10,700   USWeb Corp.(2)                               443,047
                                                                   ------------
                                                                     13,521,260
                                                                   ------------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                   3,400   Centex Construction Products Inc.            118,788
                   6,400   Centex Corp.                                 152,000
                   6,500   Elcor Corp.                                  210,438
                   4,000   Fuso Lexel Inc. ORD                           63,997
                     164   Holderbank Financiere Glarus
                              AG Cl B ORD                               205,516
                   8,300   Insituform Technologies, Inc.
                              Cl A(2)                                   208,019
                   1,600   Lafarge SA ORD                               151,001
                   6,000   Pinnacle Holdings Inc.(2)                    171,188
                   5,500   Quanta Services, Inc.(2)                     154,000
                                                                   ------------
                                                                      1,434,947
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.1%
                  10,200   Assa Abloy AB Cl B ORD                  $    119,305
                   4,100   Dorel Industries Inc. Cl B ORD(2)             65,366
                                                                   ------------
                                                                        184,671
                                                                   ------------
DEFENSE/AEROSPACE -- 0.5%
                  16,500   Boeing Co.                                   673,406
                  11,834   British Aerospace PLC ORD                     67,821
                   5,400   Cobham PLC ORD                                62,930
                   3,900   General Dynamics Corp.                       201,094
                  34,300   Lockheed Martin Corp.                        681,712
                  13,300   Raytheon Co. Cl B                            408,144
                                                                   ------------
                                                                      2,095,107
                                                                   ------------
DEPARTMENT STORES -- 1.4%
                  13,500   Ames Department Stores, Inc.(2)              358,172
                   1,500   Fast Retailing Co. Ltd. ORD                  559,482
                   1,800   Galeries Lafayette ORD                       274,451
                   3,059   Matalan PLC ORD                               68,048
                  17,400   May Department Stores Co. (The)              585,075
                   1,000   Nitori Co. ORD                                40,734
                   2,100   Pinault-Printemps-Redoute
                              SA ORD                                    438,069
                   1,900   Shinsegae Department Store Co.
                              ORD                                       117,188
                   9,700   ShopKo Stores, Inc.(2)                       220,069
                  49,800   Wal-Mart Stores, Inc.                      2,869,725
                                                                   ------------
                                                                      5,531,013
                                                                   ------------
DRUGS -- 3.4%
                  20,800   Amgen Inc.(2)                                947,050
                   4,500   Andrx Corp.(2)                               231,609
                   6,700   AstraZeneca Group plc ORD                    299,477
                   3,000   Biogen, Inc.(2)                              219,094
                   1,700   Biovail Corp. International(2)               118,256
                  21,700   Bristol-Myers Squibb Co.                   1,585,456
                   8,200   ChiRex Inc.(2)                               284,694
                   7,200   Chiron Corp.(2)                              236,025
                   3,100   Forest Laboratories, Inc.(2)                 158,681
                   5,100   Genzyme Corp.(2)                             183,441
                   2,800   IGEN International, Inc.(2)                   71,750
                  20,100   IVAX Corp.(2)                                408,281
                   6,520   MedImmune, Inc.(2)                           783,419
                   2,700   Merck & Co., Inc.                        211,950
                     266   Novartis AG ORD                              414,621
                   1,758   Novo Nordisk A/S Cl B ORD                    229,731
                  22,200   Pfizer, Inc.                                 803,362
                  12,300   Pharmacia & Upjohn Inc.                  672,656
                  12,500   Protein Design Labs, Inc.(2)                 500,781
                   1,500   QIAGEN N.V.(2)                               100,219
                   8,400   QLT PhotoTherapeutics
                              Inc. ORD(2)                               376,119
                  33,700   Schering-Plough Corp.                      1,722,912
                   1,500   SciQuest.com, Inc.(2)                         49,453
                  18,000   Shire Pharmaceuticals Group
                              PLC ORD(2)                                192,227

24      1-800-345-2021                        See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                   5,000   Takeda Chemical Industries,
                              Ltd. ORD                             $    295,446
                  23,400   Warner-Lambert Co.                         2,098,688
                                                                   ------------
                                                                     13,195,398
                                                                   ------------
ELECTRICAL EQUIPMENT -- 6.3%
                     608   ADVA AG Optical Networking
                              ORD(2)                                     82,716
                   3,700   Advanced Energy Industries, Inc.(2)          124,528
                   2,782   Alcatel Alsthom Compagnie
                              Generale ORD                              539,685
                   7,700   ANTEC Corp.(2)                               431,200
                   8,200   C-COR.net Corp.(2)                           420,506
                   9,600   Celestica Inc. New York Shares(2)            674,400
                  11,000   CIENA Corp.(2)                               482,969
                  11,600   Corning Inc.                               1,086,775
                   9,400   DII Group, Inc.(2)                           593,962
                   4,000   DSP Group, Inc.(2)                           277,250
                     861   Effnet Group AB ORD(2)                        27,530
                   5,900   Ericsson (L.M.) Telephone Co.
                              ADR                                       284,491
                  15,000   Fujitsu Ltd. ORD                             532,980
                   4,900   Harmonic Lightwaves, Inc.(2)                 294,919
                  53,000   Hitachi Ltd. ORD                             733,510
                  16,500   JDS Uniphase Corp.(2)                      3,773,859
                     900   Keyence Corporation ORD                      256,184
                   2,600   KLA-Tencor Corporation(2)                    219,944
                      42   Kudelski SA ORD(2)                           193,838
                  22,500   Lucent Technologies Inc.                   1,643,906
                  27,600   Marconi plc ORD                              353,389
                   2,000   Matsushita Communication
                              Industrial Co., Ltd. ORD                  384,766
                  10,000   Matsushita Electric Industrial Co.,
                              Ltd. ORD                                  253,730
                   5,600   Motorola, Inc.                               639,800
                  10,000   NEC Corp. ORD                                234,099
                   5,900   Nokia Corp. Cl A ADR                         815,306
                  17,600   Nortel Networks Corp. New
                              York Shares                             1,302,400
                   8,608   NXT plc ORD(2)                               180,829
                  11,000   Omron Corp. ORD                              269,386
                   2,100   Optical Coating Laboratory, Inc.             413,109
                   2,500   Orbotech Ltd.(2)                             229,375
                   5,508   Phillips Electronics N.V. New
                              York Shares                               658,206
                  22,200   Pinnacle Systems, Inc.(2)                    731,212
                   4,900   Powerwave Technologies, Inc.(2)              292,622
                   2,700   Sanmina Corp.(2)                             259,200
                  10,000   Sawtek Inc.(2)                               456,250
                   4,700   Scientific-Atlanta, Inc.                     274,069
                     400   SCM Microsystems, Inc.(2)                     25,150
                   3,334   SCM Microsystems, Inc. ORD(2)                200,414
                   6,000   Shibaura Mechatronics Corp. ORD               77,444
                   3,700   Siemens AG ORD                               372,495
                   6,100   Solectron Corp.(2)                           502,488
                   7,800   Sony Corp. ORD                             1,446,996

Shares                                                                Value
--------------------------------------------------------------------------------

                   2,920   Telson Electronics Co. Ltd. ORD(2)      $     74,307
                  11,500   Teradyne, Inc.(2)                            500,969
                   6,000   Tokyo Electron Ltd. ORD                      624,264
                   3,700   Trafficmaster plc ORD(2)                      53,640
                   1,000   UNION TOOL CO. ORD                           115,823
                   2,400   Yushin Precision Equipment Co.,
                              Ltd. ORD                                  188,457
                                                                   ------------
                                                                     24,605,347
                                                                   ------------
ELECTRICAL UTILITIES -- 1.2%
                   7,400   AES Corp. (The)(2)                           428,738
                  11,300   Calpine Corp.(2)                             666,700
                  12,200   Florida Progress Corp.                       521,550
                  43,600   FPL Group, Inc.                            1,907,500
                   6,800   Reliant Energy, Inc.                         168,725
                  13,665   Sierra Pacific Resources                     245,116
                  10,600   Southern Co.                                 247,775
                   6,900   Texas Utilities Co.                          247,106
                   9,300   Tokyo Electric Power Co. ORD                 262,441
                                                                   ------------
                                                                      4,695,651
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 2.2%
                  18,300   Amerada Hess Corp.                         1,060,256
                   5,200   Anadarko Petroleum Corp.                     156,650
                  10,100   Apache Corp.                                 361,706
                  11,600   Atlantic Richfield Co.                     1,117,950
                  40,100   Burlington Resources Inc.                  1,348,362
                   3,000   Chevron Corp.                                265,688
                  11,800   EOG Resources Inc.                           218,300
                  18,100   Exxon Mobil Corp.(2)                       1,435,556
                   6,000   Mobil Corp.                                  625,875
                  11,800   Murphy Oil Corp.                             666,700
                   3,000   Noble Affiliates, Inc.                        66,000
                   3,300   Penn West Petroleum Ltd. ORD(2)               66,045
                   5,500   Pogo Producing Co.                            99,000
                   2,500   Texaco Inc.                                  152,344
                  23,900   Union Pacific Resources                      312,194
                  19,900   Unocal Corp.                                 660,431
                   6,900   Vintage Petroleum, Inc.                       73,744
                                                                   ------------
                                                                      8,686,801
                                                                   ------------
ENTERTAINMENT -- 0.1%
                   8,200   Carnival Corp. Cl A                          361,825
                                                                   ------------
ENVIRONMENTAL SERVICES -- 0.3%
                  79,680   Waste Management, Inc.                     1,294,800
                                                                   ------------
EQUITY REAL ESTATE INVESTMENT TRUST(1)
                   2,000   TOUEI HOUSING CORP. ORD(2)                    55,948
                                                                   ------------
FINANCIAL SERVICES -- 1.0%
                     500   Alpha Finance S.A. ORD                        42,447
                   1,600   Alpha Leasing, S.A. ORD                       82,902
                  39,400   Amvescap Plc ORD                             407,546
                   1,900   Credit Suisse Group ORD                      355,414
                  13,300   Fannie Mae                                   886,112

See Notes to Financial Statements               www.americancentury.com      25

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                   7,000   Federal Home Loan Mortgage
                              Corporation                          $    345,625
                   4,500   Gallagher (Arthur J.) & Co.              245,250
                   6,000   Ichiyoshi Securities Co., Ltd. ORD            35,984
                   3,400   Industrial Finance Corporation of
                              Thailand (The) ORD(2)                       1,482
                   6,173   ING Groep N.V. ORD                           347,434
                  17,600   Man (E D & F) Group plc ORD              115,697
                   7,000   Marusan Securities Co., Ltd. ORD              46,722
                     800   Mycal Card Inc. ORD                           38,477
                   2,800   NCO Group, Inc.(2)                           129,675
                   3,100   Providian Financial Corp.                    245,288
                  30,800   Skandia Forsakrings AB ORD                   736,799
                     776   Tecis Holding AG ORD(2)                       32,845
                                                                   ------------
                                                                      4,095,699
                                                                   ------------
FOOD & BEVERAGE -- 2.2%
                   3,200   American Italian Pasta Co. Cl A(2)            96,200
                 142,058   Archer-Daniels-Midland Co.                 1,766,846
                   9,500   Coca-Cola Company (The)                      639,469
                  17,300   Coca-Cola Enterprises, Inc.                  366,544
                   6,500   ConAgra, Inc.                                156,812
                   5,600   Earthgrains Company                          101,500
                   1,200   Groupe Danone ORD                            278,502
                   4,100   Hormel Foods Corp.                           182,706
                  15,500   IBP, Inc.                                    341,969
                  77,900   Interstate Bakeries Corp.                  1,372,988
                   2,224   Kamps AG ORD                                 154,197
                   1,554   Kamps AG New Shares ORD(2)                   101,949
                  11,500   Keebler Foods Co.(2)                         316,969
                     111   Nestle S.A. ORD                              199,750
                  14,300   PepsiCo, Inc.                                494,244
                  11,200   Quaker Oats Co. (The)                        730,800
                   7,200   Suiza Foods Corp.(2)                         258,750
                  70,800   Tyson Foods, Inc. Cl A                     1,230,150
                                                                   ------------
                                                                      8,790,345
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.6%
                     600   Chesapeake Corp.                              19,162
                   4,200   Georgia-Pacific Corp.                        167,212
                   4,958   International Paper Co.                      258,746
                   3,000   Kimberly-Clark Corp.                         191,625
                  10,700   Portucel Industrial-Empresa
                              Produtora de Celulose, SA ORD              71,922
                   6,900   Rayonier, Inc.                               306,619
                  10,603   St. Laurent Paperboard Inc. ORD
                              (Acquired 6/11/99-8/11/99,
                              Cost $135,723)(2)(3)                      124,805
                   3,900   Temple-Inland Inc.                           223,275
                  26,200   Westvaco Corp.                               790,912
                   6,200   Weyerhaeuser Co.                             379,750
                                                                   ------------
                                                                      2,534,028
                                                                   ------------
GAS & WATER UTILITIES -- 0.6%
                  51,200   AGL Resources Inc.                           947,200
                  79,811   Centrica plc ORD                             237,146

Shares                                                                Value
--------------------------------------------------------------------------------

                   8,100   Independent Energy Holdings
                              plc ADR(2)                           $    218,953
                  10,500   LG&E Energy Corp.                        210,000
                  29,200   Washington Gas Light Co.                     817,600
                                                                   ------------
                                                                      2,430,899
                                                                   ------------
GROCERY STORES -- 0.1%
                  11,800   Iceland Group Plc ORD                         43,545
                   5,349   Koninklijke Ahold NV ORD                     170,392
                   8,700   Safeway Inc.(2)                              320,812
                                                                   ------------
                                                                        534,749
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.6%
                   6,255   ABB Ltd. ORD                                 618,460
                   6,500   Cable Design Technologies
                              Corp.(2)                                  155,594
                  13,100   CommScope, Inc.(2)                           551,838
                   9,200   Cooper Industries, Inc.                      395,025
                   4,000   Cummins Engine Company, Inc.                 162,000
                   7,200   Emerson Electric Co.                         410,400
                   4,200   Rockwell International Corp.                 208,425
                                                                   ------------
                                                                      2,501,742
                                                                   ------------
HEAVY MACHINERY -- 0.2%
                   3,599   IHC Caland N.V. ORD                          139,273
                   4,437   Neopost SA ORD(2)                            183,327
                   2,119   Vestas Wind Systems A/S ORD(2)               335,730
                                                                   ------------
                                                                        658,330
                                                                   ------------
HOME PRODUCTS -- 0.5%
                   1,334   Clarins ORD                                  133,762
                   3,900   Fortune Brands, Inc.                         133,331
                  15,000   Kao Corporation ORD                          446,113
                   1,000   Mandom ORD                                    28,465
                  12,200   Procter & Gamble Co. (The)             1,317,600
                                                                   ------------
                                                                      2,059,271
                                                                   ------------
HOTELS -- 0.3%
                     912   Accor SA ORD                                 207,158
                  11,900   Harrah's Entertainment, Inc.(2)              328,738
                   1,800   MGM Grand, Inc.(2)                            88,875
                  11,000   NH Hoteles, S.A. ORD(2)                      131,139
                  32,000   Park Place Entertainment Corp.(2)            412,000
                                                                   ------------
                                                                      1,167,910
                                                                   ------------
INDUSTRIAL PARTS -- 0.7%
                  18,800   BBA Group plc ORD                            150,465
                   4,900   Brooks Automation, Inc.(2)                   134,138
                   6,500   Cymer, Inc.(2)                               259,594
                   8,300   Ingersoll-Rand Co.                           402,031
                  40,000   Invensys plc ORD                             186,588
                   3,300   Maillis ORD                                  118,880
                   1,000   SMC Corp. ORD                                176,875
                     600   Swisslog Holding AG ORD                      106,388
                  12,800   United Technologies Corp.                    723,200
                  17,700   York International Corp.                     394,931
                                                                   ------------
                                                                      2,653,090
                                                                   ------------

26      1-800-345-2021                        See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

INDUSTRIAL SERVICES -- 0.6%
                     700   Benesse Corporation ORD                 $    168,198
                  16,900   Capita Group Plc ORD                         306,289
                  18,600   Compass Group PLC ORD                        225,823
                   1,530   DIS Deutscher Industrie Service
                              AG ORD                                    115,639
                     900   Falck A/S ORD                                 89,578
                   5,200   Hertz Corp. Cl A                             220,025
                   2,200   ISS International Service System
                              A/S ORD(2)                                128,104
                   2,000   Pasona Softbank, Inc. ORD                    213,977
                   5,300   Randstad Holdings N.V. ORD                   265,986
                  10,900   Securitas AB Cl B ORD                        181,308
                  14,000   Sembcorp Logistics Limited
                              ORD(2)                                     54,551
                 178,000   Singapore Technologies
                              Engineering Ltd. ORD                      265,782
                   3,448   Unique International NV ORD                   79,745
                                                                   ------------
                                                                      2,315,005
                                                                   ------------
INFORMATION SERVICES -- 2.4%
                   1,417   Altran Technologies SA ORD                   674,721
                   9,100   At Home Corp. Series A(2)                    442,203
                     100   Bellsystem 24, Inc. ORD                      114,841
                   5,900   BISYS Group, Inc. (The)(2)                   341,278
                   1,406   Cap Gemini SA ORD                            248,807
                  15,900   CGI Group, Inc. ORD(2)                       408,826
                   3,600   CMG plc ORD                                  190,301
                   3,888   Computer Services Solutions
                              Holding NV ORD                             72,877
                   2,210   Connecta AB ORD(2)                            71,183
                     900   Data Communication System Co.
                              ORD                                       110,424
                  61,000   Datacraft Asia Limited ORD                   295,240
                   4,344   Delta Informatics S.A. ORD                   114,403
                   1,000   Diamond Computer Service Co.
                              ORD                                        24,588
                  14,400   Diamond Technology
                              Partners Inc.(2)                          753,750
                  15,100   Dun & Bradstreet Corp. (The)             407,700
                     600   FI System ORD(2)                             136,046
                  12,700   First Data Corp.                             549,275
                   6,800   Getronics N.V. ORD                           416,302
                   3,239   GFI Informatique ORD                         338,161
                   2,400   IBS AB ORD(2)                                 47,680
                     601   Icon Medialab International
                              AB ORD(2)                                  65,351
                   1,704   Integra-Net SA ORD(2)                        166,569
                  21,600   Logica plc ORD                               522,766
                   2,400   Luminant Worldwide Corp.(2)                   74,550
                  14,942   Mandator AB ORD                              137,883
                   5,100   MedQuist Inc.(2)                             145,509
                   5,700   Navigant Consulting, Inc.(2)                  60,562
                      38   NTT Data Corp. ORD                           928,740
                  13,911   Parity plc ORD                                59,668
                   5,158   Sigma AB Cl B ORD                             57,602

Shares                                                                Value
--------------------------------------------------------------------------------

                   2,405   Softbank S.A. GDR                       $     77,561
                     500   Sumisho Computer Systems
                              Corp. ORD                                  37,299
                   1,754   Telinfo NV ORD                               185,597
                     100   Telinfo NV-STRIPS ORD                              1
                   6,300   TenFold Corp.(2)                             190,181
                   1,500   The Management Network
                              Group, Inc.(2)                             50,578
                   8,500   Valassis Communications, Inc.(2)             334,688
                   7,000   Young & Rubicam Inc.                     365,312
                                                                   ------------
                                                                      9,219,023
                                                                   ------------
INTERNET -- 1.4%
                  30,000   America Online Inc.(2)                     2,180,625
                   1,100   GetThere.com, Inc.(2)                         27,706
                   2,800   PlanetRx.com, Inc.(2)                         55,125
                   8,074   PT MULTIMEDIA ORD(2)                         318,303
                   1,000   RealNetworks, Inc.(2)                        139,156
                     500   Retek Inc.(2)                                 33,891
                 122,054   Seat Pagine Gialle SpA ORD                   248,460
                   2,100   Softbank Corp. ORD                         1,519,140
                  10,500   Sterling Commerce, Inc.(2)                   270,375
                     600   Tickets.com, Inc.(2)                          12,506
                   1,318   Tiscali SpA ORD(2)                           211,585
                   3,700   Verity, Inc.(2)                              382,834
                                                                   ------------
                                                                      5,399,706
                                                                   ------------
LEISURE -- 0.3%
                   7,400   Eastman Kodak Co.                            457,875
                  13,000   GTECH Holdings Corp.(2)                      273,000
                       9   Round One Corp. ORD                          159,011
                   8,600   Station Casinos, Inc.(2)                     206,400
                                                                   ------------
                                                                      1,096,286
                                                                   ------------
LIFE & HEALTH INSURANCE -- 0.7%
                  26,400   Aetna Inc.                                 1,442,100
                   2,593   ASR Verzekeringsgroep N.V. ORD               149,992
                   5,500   Companhia de Seguros Mundial
                              Confianca, SA ORD(2)                      289,602
                  16,400   Lincoln National Corp.                       683,675
                  27,900   Mediolanum SpA ORD                           244,611
                                                                   ------------
                                                                      2,809,980
                                                                   ------------
MEDIA -- 2.7%
                   3,900   Acme Communications, Inc.(2)                 134,794
                   7,400   Capital Radio plc ORD                        160,772
                  25,600   CBS Corp.(2)                               1,331,200
                  13,800   Charter Communications, Inc.(2)              319,556
                  12,800   Clear Channel Communications,
                              Inc.(2)                                 1,028,800
                   7,100   Comcast Corp. Cl A                           320,831
                   4,100   Cox Communications, Inc. Cl A(2)             192,700
                  11,200   Disney (Walt) Co.                            312,200
                   7,900   EchoStar Communications
                              Corp. Cl A(2)                             521,647
                   2,123   EM.TV & Merchandising AG ORD             164,952
                   3,931   Fox Kids Europe NV ORD(2)                     53,678

See Notes to Financial Statements               www.americancentury.com      27

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                   3,900   Grupo Televisa S.A. GDR(2)              $    190,369
                  11,520   Gruppo Editoriale L'Espresso ORD             325,060
                   1,999   Havas Advertising SA ORD                     757,449
                     229   i-CABLE Communications
                              Limited ORD(2)                                352
                  11,000   Infinity Broadcasting Corp. Cl A(2)          400,812
                  21,830   Mediaset SpA ORD                             248,591
                  12,831   Modern Times Group
                              MTG AB Cl B ORD(2)                        426,855
                  19,200   Mondadori (Arnoldo) Editore
                              SpA ORD                                   393,555
                     300   NRJ SA ORD                                   136,953
                  17,100   Pearson plc ORD                              409,212
                   2,153   PrimaCom AG ORD(2)                            98,178
                     300   PubliGroupe S.A. ORD                         279,175
                   1,800   Radio One, Inc.(2)                           113,512
                   2,400   Radio Unica Corp.(2)                          66,225
                   4,400   RCN Corp.(2)                                 198,412
                  43,740   Saatchi & Saatchi plc ORD                213,816
                   7,750   Singapore Press Holdings
                              Ltd. ORD                                  145,226
                   1,600   Societe Television Francaise 1
                              ORD                                       580,464
                   4,033   Sogecable, S.A. ORD(2)                       127,577
                   3,128   Talentum Oyj ORD                              59,893
                   5,600   Viacom, Inc. Cl B(2)                         278,600
                  36,600   WPP Group plc ORD                            538,203
                                                                   ------------
                                                                     10,529,619
                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES -- 1.1%
                   3,000   ArthroCare Corp.(2)                          181,969
                   2,900   Aurora Biosciences Corp.(2)                   34,347
                   4,900   Bard (C.R.), Inc.                            266,131
                  13,700   Beckman Coulter Inc.                         654,175
                   9,700   CONMED Corp.(2)                              244,622
                   5,000   Dexter Corp. (The)                           180,625
                      43   Disetronic Holding AG ORD                    184,394
                  13,500   Guidant Corp.(2)                             675,000
                   1,100   IDEC Pharmaceuticals Corp.(2)                139,288
                   5,200   Johnson & Johnson                        539,500
                   3,300   KeraVision, Inc.(2)                           29,391
                   4,100   Mallinckrodt Inc.                            136,325
                  14,600   Medtronic, Inc.                              567,575
                   5,300   Mentor Corp.                                 123,556
                   4,300   VISX, Inc.(2)                                333,653
                                                                   ------------
                                                                      4,290,551
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 0.4%
                  50,800   Columbia/HCA Healthcare Corp.              1,384,300
                  11,300   NovaMed Eyecare, Inc.(2)                      87,752
                   7,800   Oxford Health Plans, Inc.(2)                 114,319
                   3,100   PacifiCare Health Systems, Inc.(2)           145,312
                                                                   ------------
                                                                      1,731,683
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
MINING & METALS -- 0.2%
                   4,500   Alcoa Inc.                              $    294,750
                   2,700   Ball Corporation                             100,406
                   8,500   Maverick Tube Corp.(2)                       182,484
                   6,000   U.S. Aggregates, Inc.(2)                      71,250
                                                                   ------------
                                                                        648,890
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.9%
                   4,470   Athlon Groep N.V. ORD                         91,219
                  51,900   Delphi Automotive Systems Corp.              817,425
                  18,300   Ford Motor Co.                               924,150
                   4,400   General Motors Corp.                         316,800
                   3,800   National R.V. Holdings, Inc.(2)               70,775
                  31,100   Superior Industries International,
                              Inc.                                      833,869
                  17,000   Toyota Motor Corp. ORD                       577,346
                                                                   ------------
                                                                      3,631,584
                                                                   ------------
MULTI-INDUSTRY -- 1.3%
                   6,800   CRH plc ORD                                  136,232
                  23,500   General Electric Co. (U.S.)                3,055,000
                  28,860   Premafin Finanziaria S.p.A. ORD(2)            14,978
                  18,600   Tyco International Ltd.                      745,162
                   1,000   Venture Link Co. Limited ORD                 101,099
                  11,209   Vivendi ORD                                  898,022
                  91,828   Wharf (Holdings) Ltd. ORD                    232,925
                                                                   ------------
                                                                      5,183,418
                                                                   ------------
OIL REFINING -- 0.2%
                   3,400   BP Amoco Plc ADR                             207,188
                   1,444   Total SA Cl B ORD                            192,231
                  12,900   Utilicorp United Inc.                        259,612
                                                                   ------------
                                                                        659,031
                                                                   ------------
OIL SERVICES -- 0.4%
                  20,400   Baker Hughes Inc.                            515,100
                   9,300   R&B Falcon Corp.(2)                      115,088
                   1,400   Fugro N.V. ORD                                56,222
                   6,400   Global Marine Inc.(2)                         98,000
                   7,100   Pride International Inc.(2)                  102,062
                   6,500   Rowan Companies, Inc.(2)                     111,312
                  11,300   Royal Dutch Petroleum Co. New
                              York Shares                               655,400
                                                                   ------------
                                                                      1,653,184
                                                                   ------------
PROPERTY & CASUALTY
INSURANCE -- 1.5%
                  19,700   Allstate Corp.                               515,894
                   9,200   Ambac Financial Group, Inc.                  501,400
                   9,500   American International Group, Inc.           980,875
                   3,044   Axa ORD                                      410,750
                  22,300   Chubb Corp. (The)                          1,194,444
                  21,000   CNA Financial Corp.(2)                       819,000
                   4,006   Fortis (B) ORD                               138,188
                  44,500   Horace Mann Educators Corp.                  976,219
                  13,600   Prudential Corporation PLC ORD               223,669
                                                                   ------------
                                                                      5,760,439
                                                                   ------------

28      1-800-345-2021                        See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------
PUBLISHING -- 0.4%
                  17,500   Banta Corp.                             $    383,906
                   2,000   Central Newspapers, Inc. Cl A                 75,625
                  13,100   Deluxe Corp.                                 343,056
                   1,900   New York Times Co. (The) Cl A                 73,031
                   1,300   Times Mirror Co. (New) Cl A                   83,931
                   9,100   VNU N.V. ORD                                 360,860
                   4,592   Wolters Kluwer NV ORD                        138,596
                                                                   ------------
                                                                      1,459,005
                                                                   ------------
RAILROADS -- 0.1%
                  10,200   CSX Corp.                                    362,738
                   5,400   Go-Ahead Group PLC (The) ORD                  49,947
                                                                   ------------
                                                                        412,685
                                                                   ------------
RESTAURANTS -- 0.5%
                   4,300   Brinker International, Inc.(2)                97,288
                  78,900   CBRL Group, Inc.                             872,831
                  21,900   Jack in the Box Inc.(2)                      461,269
                  23,500   J.D. Wetherspoon plc ORD                     150,353
                   3,400   McDonald's Corp.                             153,000
                   1,000   Skylark Co., Ltd. ORD                         21,790
                   3,300   Tricon Global Restaurants Inc.(2)            136,950
                                                                   ------------
                                                                      1,893,481
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 0.7%
                   4,600   Franklin Resources, Inc.                     144,612
                   3,445   Kempen & Company NV ORD                  133,660
                   2,600   Merrill Lynch & Co., Inc.                209,625
                  14,300   Morgan Stanley Dean Witter & Co.       1,724,938
                  25,000   Nomura Securities Co., Ltd. ORD              446,604
                      63   Vontobel Holding AG Cl B ORD                 105,370
                                                                   ------------
                                                                      2,764,809
                                                                   ------------
SEMICONDUCTOR -- 3.5%
                     705   Aixtron AG ORD                                96,879
                  13,100   Applied Materials, Inc.(2)                 1,276,841
                   4,299   ARM Holdings plc ORD(2)                      211,489
                   3,100   ASM Lithography Holding N.V.
                              New York Shares(2)                        290,141
                   3,600   Asyst Technologies, Inc.(2)                  144,225
                  15,600   Conexant Systems, Inc.(2)                    922,838
                  25,700   Cypress Semiconductor Corp.(2)               700,325
                   3,174   Dialog Semiconductor plc ORD(2)              201,512
                   2,093   ELMOS Semiconductor
                              AG ORD(2)                                  60,113
                   8,213   Epcos AG ORD(2)                              513,152
                   4,300   Exar Corp.(2)                                209,759
                   4,000   Fujitsu Devices Inc. ORD                     155,870
                   1,582   Gretag Imaging Group ORD                     196,954
                  13,900   Integrated Device Technology,
                              Inc.(2)                                   327,084
                   6,500   Intel Corp.                                  498,062
                   3,700   Kopin Corp.(2)                               240,962
                   7,000   KYOCERA CORP. ORD                            845,799
                   9,900   Lam Research Corp.(2)                        766,631

Shares                                                                Value
--------------------------------------------------------------------------------

                   3,300   Linear Technology Corp.                 $    234,300
                  11,500   Micron Technology, Inc.(2)                   771,938
                   4,000   Mimasu Semiconductor Industry
                              Co., Ltd. ORD                              80,683
                   5,600   National Semiconductor Corp.(2)              238,000
                   3,300   PMC-Sierra, Inc.(2)                          340,003
                   8,900   PRI Automation, Inc.(2)                      421,359
                   3,600   Qlogic Corp.(2)                              407,138
                   3,000   Samsung Electronics ORD                      621,091
                   2,100   Shinkawa Ltd. ORD                             68,227
                   5,000   STMicroelectronics N.V. New
                              York Shares                               624,375
                     700   Techno Quartz Inc. ORD(2)                     20,681
                  13,700   Texas Instruments Inc.                     1,316,056
                  15,000   Venture Manufacturing
                              (Singapore) Ltd. ORD                      151,695
                   7,900   Xilinx, Inc.(2)                              706,803
                                                                   ------------
                                                                     13,660,985
                                                                   ------------
SPECIALTY STORES -- 1.5%
                   2,900   Best Buy Co., Inc.(2)                        181,250
                  11,927   Buffetti SpA ORD                             107,935
                   2,891   Carrefour SA ORD                             504,019
                   5,300   CVS Corp.                                    210,344
                     200   Don Quijote Co., Ltd. ORD                     49,274
                   2,600   Douglas Holding AG ORD                       111,749
                     800   Doutor Coffee Co., Ltd. ORD                   85,591
                     590   Fancl Corp. ORD                              209,639
                   2,945   Folli-Follie Abee ORD                        143,110
                   3,500   Fred's, Inc.                                  45,719
                  24,600   Hennes & Mauritz AB Cl B ORD             780,787
                   2,200   Homac Corp. ORD                               64,350
                  25,000   Home Depot, Inc.                           1,976,562
                     400   Otsuka Kagu Limited ORD                      125,245
                   1,700   Ryohin Keikaku Co. Limited ORD               401,305
                  11,000   Sunglass Hut International, Inc.(2)          134,406
                   3,400   Sunkus & Associates Inc. ORD             206,910
                   8,900   Tuesday Morning Corp.(2)                     223,056
                   2,000   Yamada Denki ORD                             206,125
                   5,300   Zale Corp.(2)                                268,312
                                                                   ------------
                                                                      6,035,688
                                                                   ------------
TELEPHONE -- 4.6%
                  17,000   AT&T Corp.                               949,875
                   7,100   Bell Atlantic Corp.                          449,519
                  24,700   BellSouth Corp.                            1,140,831
                  35,576   British Telecommunications
                              plc ORD                                   715,239
                  19,074   Cable & Wireless
                              Communications plc ORD(2)                 215,123
                  15,016   COLT Telecom Group plc ORD(2)                567,797
                     385   Dacom Corp. ORD                               96,312
                   2,600   Dycom Industries, Inc.(2)                    104,650
                   4,908   Energis plc ORD(2)                           199,855
                   8,329   Fibernet Group plc ORD(2)                    166,320
                  13,885   Global Crossing Holdings Ltd.(2)             604,431

See Notes to Financial Statements               www.americancentury.com      29

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                  17,900   Global TeleSystems Group, Inc.(2)       $    571,681
                  26,400   GTE Corp.                                  1,927,200
                      16   Japan Telecom Co. Ltd. ORD                   628,190
                   3,500   KDD Corp. ORD                                484,393
                  12,743   Kingston Communication (Hull)
                              PLC ORD(2)                                142,600
                   3,565   KPNQwest N.V. ORD(2)                         133,466
                     500   MCI WorldCom, Inc.(2)                         41,344
                      34   Nippon Telegraph & Telephone
                              ORD                                       610,718
                   8,300   NTL Inc.(2)                                  756,856
                  20,000   SBC Communications Inc.                    1,038,750
                  21,500   Sprint Corp.                               1,491,562
                   5,500   Tele Danmark A/S ORD                         354,522
                  47,400   Telecom Italia SpA ORD                       522,575
                  38,512   Telefonica S.A. ORD(2)                       802,600
                   5,100   Telefonos de Mexico,
                              S.A. Cl L ADR                             472,069
                  71,563   TeleWest Communications
                              plc ORD(2)                                336,964
                  37,187   Thus plc ORD(2)                              233,466
                   1,900   U S WEST, Inc.                               117,919
                  14,500   UnitedGlobalCom Cl A(2)                    1,510,266
                   4,942   United Pan-Europe
                              Communications NV ORD(2)                  485,579
                   4,977   Versatel Telecom International
                              NV ORD(2)                                 140,436
                   4,500   Viatel, Inc.(2)                              187,875
                                                                   ------------
                                                                     18,200,983
                                                                   ------------
TOBACCO -- 0.3%
                   5,100   Universal Corp.                              131,006
                  36,300   UST Inc.                                     966,488
                                                                   ------------
                                                                      1,097,494
                                                                   ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                   5,000   Eagle USA Airfreight, Inc.(2)                168,438
                   7,900   Forward Air Corp.(2)                         247,369
                   1,100   United Parcel Service, Inc. Cl B              72,669
                                                                   ------------
                                                                        488,476
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 3.0%
                   7,200   ALLTEL Corp.                                 622,800
                  15,750   Atlantic Telecom Group
                              PLC ORD(2)                                183,673
                  77,279   Cable & Wireless Optus Limited
                              ORD(2)                                    201,655
                 204,000   China Telecom (Hong Kong) Ltd.
                              ORD(2)                                  1,095,320
                   5,617   Egyptian Mobile Phone Network
                              ORD(2)                                    191,706
                   9,000   Esat Telecom Group PLC ADR(2)                585,281
                  13,200   Europolitan Holdings AB ORD                  166,032
                   8,910   Mannesmann AG ORD                          1,876,622
                   5,700   Nextel Communications, Inc.(2)               565,012
                      31   NTT Mobile Communications
                              Network, Inc. ORD                       1,089,321

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------

                  15,200   Orange plc ORD(2)                       $    460,144
                   6,800   QUALCOMM Inc.(2)                           2,463,512
                  10,700   Shin Corporations Public Co.,
                              Limited ORD(2)                             68,032
                  21,603   Sonera Group Oyj ORD                         892,805
                   2,400   Sprint PCS(2)                                220,200
                   6,000   Vodafone AirTouch PLC ADR                    283,125
                  76,735   Vodafone AirTouch PLC ORD                    361,930
                   4,500   VoiceStream Wireless Corp.(2)                415,266
                                                                   ------------
                                                                     11,742,436
                                                                   ------------
TOTAL COMMON STOCKS                                                 253,501,975
                                                                   ------------
   (Cost $191,902,886)

PREFERRED STOCKS -- 0.4%
DEPARTMENT STORES(1)
                     400   Fielmann AG ORD                               12,536
                     331   Shinsegae Department Store Co.
                              Rights ORD(2)                              12,763
                                                                   ------------
                                                                         25,299
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 0.1%
               1,950,000   Petroleo Brasileiro S.A. ORD                 393,955
                                                                   ------------
FINANCIAL SERVICES -- 0.3%
                   3,602   Marschollek, Lautenschlaeger
                              und Partner AG ORD                      1,045,416
                                                                   ------------
MINING & METALS(1)
                  24,000   Usinas Siderurgicas de Minas
                              Gerais S.A. Cl A ORD                      101,591
                                                                   ------------
MOTOR VEHICLES & PARTS(1)
                      50   Porsche AG ORD                               134,283
                                                                   ------------
TOTAL PREFERRED STOCKS                                                1,700,544
                                                                   ------------
   (Cost $665,741)

U.S. TREASURY SECURITIES -- 4.6%
              $4,050,000   U.S. Treasury Notes, 5.50%,
                              3/31/00                                 4,050,653
               1,925,000   U.S. Treasury Notes, 6.625%,
                              7/31/01                                 1,945,416
               1,500,000   U.S. Treasury Notes, 4.75%,
                              2/15/04                                 1,427,326
               3,000,000   U.S. Treasury Notes, 5.25%,
                              5/15/04                                 2,900,575
                 750,000   U.S. Treasury Notes, 4.75%,
                              11/15/08                                  674,183
               2,250,000   U.S. Treasury Notes, 5.50%,
                              5/15/09                                 2,141,588
               1,000,000   U.S. Treasury Notes, 6.00%,
                              8/15/09                                   987,612
               1,200,000   U.S. Treasury Bonds, 8.75%,
                              5/15/17                                 1,460,748
                 150,000   U.S. Treasury Bonds, 7.875%,
                              2/15/21                                   171,642

30      1-800-345-2021                        See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  800,000   U.S. Treasury Bonds, 6.125%,
                              11/15/27                             $    762,522
                 400,000   U.S. Treasury Bonds, 5.25%,
                              11/15/28                                  337,867
                 750,000   U.S. Treasury Bonds, 5.25%,
                              2/15/29                                   636,564
                 700,000   U.S. Treasury Bonds, 6.125%,
                              8/15/29                                   686,318
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                       18,183,014
                                                                   ------------
   (Cost $18,666,813)

U.S. GOVERNMENT AGENCY SECURITIES -- 2.8%
               3,300,000   FHLB, 5.05%, 3/1/00                        3,290,513
                 500,000   FNMA, 5.25%, 1/15/03                         483,509
               2,600,000   FNMA, 6.50%, 8/15/04                       2,590,331
               3,300,000   FNMA MTN, 6.23%, 7/21/08                   3,084,298
               1,500,000   SLMA MTN, VRN, 5.96%, 12/7/99,
                              resets weekly off
                              the 3-month T-Bill rate plus 0.60%
                              with no caps                            1,498,540
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                           10,947,191
                                                                   ------------
   (Cost $11,184,696)

SOVEREIGN GOVERNMENTS & AGENCIES -- 5.1%
EURO           5,999,851   Deutschland Republic, 6.00%,
                              9/15/03                                 6,329,924
EURO           4,300,000   Deutschland Republic,
                              Series 98, 4.125%,
                              7/4/08                                  4,018,726
CAD              560,000   Government of Canada,
                              5.00%, 3/15/00                            379,926
CAD              600,000   Government of Canada,
                              6.00%, 6/1/08                             404,092
JPY          560,000,000   Japan Global, Series 184,
                              2.90%, 12/20/05                         5,948,488
DKK            4,100,000   Kingdom of Denmark, 8.00%,
                              3/15/06                                   631,773
USD              200,000   Province of British Columbia,
                              5.375%, 10/29/08                          179,450
GBP            1,150,000   U.K. Treasury Bonds, 9.00%,
                              10/13/08                                2,255,990
                                                                   ------------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES                                                       20,148,369
                                                                   ------------
   (Cost $21,447,895)

MORTGAGE-BACKED SECURITIES(4) -- 4.7%
              $  209,399   FHLMC Pool #E68523, 6.50%,
                              12/1/12                                   205,197
                 771,797   FHLMC Pool #E00724, 7.00%,
                              6/1/14                                    769,277
                  43,363   FHLMC Pool #C00465, 8.00%,
                              6/1/26                                     44,016
                 169,800   FHLMC Pool #D72306, 8.00%,
                              6/1/26                                    172,360

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $    72,792   FHLMC Pool #D72431, 8.00%,
                              6/1/26                               $     73,890
                 117,558   FHLMC Pool #D72499, 8.00%,
                              7/1/26                                    119,331
                 498,675   FHLMC Pool #C30257, 7.00%,
                              8/1/29                                    487,852
               2,741,276   FHLMC Pool #C30060, 7.50%,
                              8/1/29                                  2,738,587
                 681,810   FNMA Pool #373899, 6.50%,
                              3/1/12                                    668,026
                 125,525   FNMA Pool #125477, 6.50%,
                              4/1/12                                    122,987
                 581,462   FNMA Pool #369085, 6.50%,
                              4/1/12                                    569,706
                  32,007   FNMA Pool #377181, 6.50%,
                              4/1/12                                     31,360
                 335,115   FNMA Pool #377379, 6.50%,
                              4/1/12                                    328,340
                 489,449   FNMA Pool #252736, 7.50%,
                              8/1/14                                    494,734
                 148,374   FNMA Pool #341078, 7.00%,
                              5/1/26                                    145,208
                 244,995   FNMA Pool #250576, 7.00%,
                              6/1/26                                    239,766
                 443,898   FNMA Pool #373510, 7.50%,
                              3/1/27                                    443,000
               1,023,806   FNMA Pool #412562, 6.50%,
                              1/1/28                                    979,099
                 996,837   FNMA Pool #503915, 7.00%,
                              7/1/29                                    974,580
                 398,184   FNMA Pool #504748, 7.00%,
                              7/1/29                                    389,475
                 700,000   FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                   675,000
                 124,591   GNMA Pool #397233, 9.50%,
                              2/20/25                                   132,370
                  50,551   GNMA Pool #392995, 8.75%,
                              3/15/25                                    53,140
                  96,428   GNMA Pool #001991, 9.00%,
                              4/20/25                                   101,142
                 188,376   GNMA Pool #416856, 7.50%,
                              10/15/25                                  188,229
                 121,233   GNMA Pool #421254, 7.50%,
                              11/15/25                                  121,139
                  26,285   GNMA Pool #373704, 6.00%,
                              4/15/26                                    24,386
                  26,895   GNMA Pool #421388, 6.00%,
                              4/15/26                                    24,952
                 189,147   GNMA Pool #416761, 7.50%,
                              6/15/26                                   188,931
                 601,599   GNMA Pool #456569, 7.50%,
                              11/15/27                                  600,726
                 847,047   GNMA Pool #457351, 7.00%,
                              12/15/27                                  827,833
               1,003,841   GNMA Pool #449491, 7.50%,
                              12/15/27                                1,002,384
                 412,366   GNMA Pool #461623, 6.50%,
                              1/15/28                                   392,307
                 584,201   GNMA Pool #450628, 6.50%,
                              3/15/28                                   555,783

See Notes to Financial Statements               www.americancentury.com      31

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $1,420,466   GNMA Pool #466804, 6.50%,
                              4/15/28                              $  1,351,370
                 447,705   GNMA Pool #454559, 6.00%,
                              5/15/28                                   413,521
                 418,767   GNMA Pool #474782, 6.00%,
                              5/15/28                                   386,792
                 369,927   GNMA Pool #403868, 6.50%,
                              5/15/28                                   351,932
                  60,174   GNMA Pool #403912, 6.50%,
                              5/15/28                                    57,247
                  57,712   GNMA Pool #465798, 6.50%,
                              5/15/28                                    54,904
                 481,495   GNMA Pool #475802, 6.00%,
                              7/15/28                                   444,731
                 494,293   GNMA Pool #438917, 6.00%,
                              8/15/28                                   456,552
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                     18,402,162
                                                                   ------------
   (Cost $18,819,114)

ASSET-BACKED SECURITIES(4) -- 1.2%
                 500,000   BMW Vehicle Owner Trust,
                              Series 1999 A, Class A3 SEQ,
                              6.41%, 4/25/03                            498,658
                 300,000   Comed Transitional Funding Trust,
                              Series 1998-1, Class A6 SEQ,
                              5.63%, 6/25/09                            281,056
                 900,000   GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                   831,892
                 230,861   Money Store (The) Home Equity
                              Trust, Series 1995 C,
                              Class A9 SEQ, 6.375%,
                              9/15/11                                   230,308
                 500,000   Money Store (The) Home Equity
                              Trust, Series 1997 C, Class
                              AF4 SEQ, 6.37%, 8/15/17                   498,888
                 300,000   Money Store (The) Home Equity
                              Trust, Series 1997 C, Class
                              AF6 SEQ, 6.67%, 2/15/25                   297,526
                 375,582   Nationslink Funding Corp.,
                              Series 1998-2, Class A1 SEQ,
                              6.00%, 11/20/07                           359,557
                 300,000   Nationslink Funding Corp.,
                              Series 1999-1, Class A2
                              SEQ, 6.32%,
                              11/20/08                                  283,856
                  61,239   Textron Financial Corp.
                              Receivables Trust, Series
                              1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $61,158)(3)                           61,076
                 551,402   Morgan Stanley Capital I, Series
                              1998 WF1, Class A1 SEQ,
                              6.25%, 7/15/07                            538,711
                 700,000   Morgan Stanley Capital I,
                              Series 1998-WF1, Class
                              A2, 6.55%,
                              12/15/07                                  676,253
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                         4,557,781
                                                                   ------------
   (Cost $4,713,615)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 10.5%
AIRLINES -- 0.2%
              $  250,000   Atlas Air, Inc., 10.75%, 8/1/05         $    256,250
                 500,000   Continental Airlines, Inc., 8.00%,
                              12/15/05                                  460,000
                                                                   ------------
                                                                        716,250
                                                                   ------------
BANKS -- 1.3%
                 700,000   Banco Santander Central Hispano
                              Issuance, Ltd., 7.625%,
                              11/3/09                                   705,977
                 500,000   Bank of America N.A., 6.125%,
                              7/15/04                                   483,898
               1,000,000   Bank of America N.A., VRN,
                              5.83%, 12/1/99, resets daily
                              off the Fed Funds rate plus
                              0.22% with no caps                        999,598
                 400,000   Citigroup Inc., 7.125%, 5/15/06              396,427
                 650,000   First Bank System Inc., 7.625%,
                              5/1/05                                    654,065
               1,900,000   Wells Fargo & Co. MTN, Series J,
                              VRN, 5.41%, 12/10/99, resets
                              quarterly off the 3-month
                              LIBOR minus 0.11% with no
                              caps                                    1,898,998
                                                                   ------------
                                                                      5,138,963
                                                                   ------------
CHEMICALS -- 0.2%
                 650,000   du Pont (E.I.) de Nemours & Co.,
                              6.875%, 10/15/09                          641,029
                 250,000   United Industries Corp., Series B,
                              9.875%, 4/1/09 (Acquired
                              8/16/99, Cost $220,000)(3)                226,250
                                                                   ------------
                                                                        867,279
                                                                   ------------
CONSTRUCTION & REAL PROPERTY -- 0.1%
                 400,000   Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                           367,773
                                                                   ------------
DEFENSE/AEROSPACE -- 0.1%
                 450,000   Alliant Energy Resources, 7.375%,
                              11/9/09 (Acquired 11/4/99,
                              Cost $453,501)(3)                         443,914
              GBP  3,737   British Aerospace PLC, 7.45%,
                              11/30/03                                    5,865
                                                                   ------------
                                                                        449,779
                                                                   ------------
DEPARTMENT STORES -- 0.1%
              $  300,000   Saks Inc., 8.25%, 11/15/08                   289,007
                                                                   ------------
ELECTRICAL EQUIPMENT -- 0.7%
                 250,000   DII Group, Inc., 8.50%, 9/15/07
                              (Acquired 9/17/97, Cost
                              $250,000)(3)                              247,500
                 250,000   Fisher Scientific International Inc.,
                              7.125%, 12/15/05                          227,500
                 250,000   Fisher Scientific International Inc.,
                              9.00%, 2/1/08                             237,500

32      1-800-345-2021                        See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  300,000   Hutchison Whampoa Financial,
                              Series B, 7.45%, 8/1/17
                              (Acquired 11/19/99, Cost
                              $274,113)(3)                         $    272,932
                 250,000   Qwest Communications
                              International Inc., Series B,
                              6.99%, 2/1/03(5)                          192,500
               1,250,000   Qwest Communications
                              International Inc., Series B,
                              7.50%, 11/1/08                          1,234,752
                 250,000   Trench Electric & Trench Inc.,
                              10.25%, 12/15/07                          196,250
                                                                   ------------
                                                                      2,608,934
                                                                   ------------
ELECTRICAL UTILITIES -- 0.2%
                 400,000   PG&E Corp., 6.25%, 3/1/04                387,672
                 300,000   Southern Investments UK, 6.80%,
                              12/1/06                                   284,984
                                                                   ------------
                                                                        672,656
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 0.6%
                 250,000   Belco Oil & Gas Corp., 8.875%,
                              9/15/07                                   238,125
                 700,000   EOG Resources Inc., 6.70%,
                              11/15/06                                  671,878
                 500,000   Ocean Energy, Inc., 9.75%,
                              10/1/06                                   550,000
                 750,000   Oryx Energy Co., 8.375%,
                              7/15/04                                   778,652
                 200,000   Triton Energy Ltd., 8.75%,
                              4/15/02                                   201,250
                                                                   ------------
                                                                      2,439,905
                                                                   ------------
ENVIRONMENTAL SERVICES -- 0.1%
                 500,000   Allied Waste Industries, Inc.,
                              10.00%, 8/1/09 (Acquired
                              8/19/99, Cost $486,875)(3)                456,250
                                                                   ------------
FINANCIAL SERVICES -- 1.2%
               1,500,000   Abbey National Treasury Services
                              PLC, VRN, 6.15%,
                              1/22/00, resets quarterly
                              off the 3-month LIBOR
                              minus 0.07% with no
                              caps                                    1,499,164
                 250,000   Associates Corp., N.A., 6.375%,
                              6/15/00                                   250,138
                 800,000   Ford Motor Credit Co., 7.375%,
                              10/28/09                                  805,215
               1,900,000   Goldman Sachs Group Inc. MTN,
                              Series A, VRN, 5.54%,
                              12/23/99, resets quarterly off
                              the 3-month LIBOR plus 0.03%
                              with no caps                            1,900,352
                 500,000   Metris Companies Inc., 10.00%,
                              11/1/04                                   467,500
                                                                   ------------
                                                                      4,922,369
                                                                   ------------
FOOD & BEVERAGE -- 0.8%
                 600,000   Pepsi Bottling Group Inc., 5.625%,
                              2/17/09 (Acquired 2/3/99,
                              Cost $597,402)(3)                         538,263

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  600,000   Pepsi Bottling Group Inc.,
                              Series B, 7.00%, 3/1/29
                              (Acquired 3/3/99, Cost
                              $595,920)(3)                         $    552,639
               2,000,000   Unilever Capital Corp., 9.25%,
                              3/29/00                                 2,017,840
                                                                   ------------
                                                                      3,108,742
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.4%
                 500,000   Abitibi-Consolidated Inc., 8.50%,
                              8/1/29                                    489,326
                 150,000   Domtar, Inc. 8.75%, 8/1/06                   154,875
                 600,000   Fort James Corp., 6.625%,
                              9/15/04                                   579,131
                 500,000   Repap New Brunswick, 10.625%,
                              4/15/05                                   466,250
                                                                   ------------
                                                                      1,689,582
                                                                   ------------
GOLD -- 0.1%
                 300,000   Barrick Gold Corp., 7.50%,
                              5/1/07                                    300,813
                                                                   ------------
HOTELS -- 0.2%
                 500,000   Hollywood Casino Corp., 11.25%,
                              5/1/07                                    517,500
                 500,000   Mandalay Resort Group, 7.625%,
                              7/15/13                                   431,250
                                                                   ------------
                                                                        948,750
                                                                   ------------
INDUSTRIAL -- 0.1%
                 250,000   Intertek Finance PLC, Series B,
                              10.25%, 11/1/06                           231,875
                                                                   ------------
INDUSTRIAL PARTS -- 0.2%
                 700,000   Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                           625,222
                                                                   ------------
INDUSTRIAL SERVICES -- 0.2%
                 500,000   Building One Services, 10.50%,
                              5/1/09 (Acquired 11/23/99,
                              Cost $470,000)(3)                         468,750
                 500,000   United Rentals, Inc., Series B,
                              9.25%, 1/15/09                            470,000
                                                                   ------------
                                                                        938,750
                                                                   ------------
INFORMATION SERVICES -- 0.1%
                 500,000   PSINet Inc., Series B, 10.00%,
                              2/15/05                                   497,500
                                                                   ------------
LEISURE -- 0.1%
                 250,000   Imax Corp., 7.875%, 12/1/05                  232,500
                                                                   ------------
LIFE & HEALTH INSURANCE -- 0.2%
                 400,000   Aetna Services, Inc., 6.75%,
                              8/15/01                                   398,556
                 600,000   Conseco Inc., 6.40%, 6/15/01                 584,957
                                                                   ------------
                                                                        983,513
                                                                   ------------
MEDIA -- 0.6%
                 500,000   AMFM Inc., 8.00%, 11/1/08                    501,250
                 300,000   British Sky Broadcasting, 6.875%,
                              2/23/09                                   262,948

See Notes to Financial Statements               www.americancentury.com      33

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  500,000   Charter Communications Holdings
                              LLC, 8.625%, 4/1/09
                              (Acquired 3/12/99, Cost
                              $498,475)(3)                         $    474,375
                 250,000   Fox Family Worldwide Inc., 9.25%,
                              11/1/07                                   228,750
                 100,000   Paramount Communications, Inc.,
                              7.50%, 1/15/02                            100,567
                 600,000   TCI Communications, Inc., 8.75%,
                              8/1/15                                    665,382
                 100,000   Tele-Communications Inc., 8.25%,
                              1/15/03                                   103,857
                 100,000   Time Warner Inc., 8.11%,
                              8/15/06                                   104,054
                                                                   ------------
                                                                      2,441,183
                                                                   ------------
MINING & METALS -- 0.3%
                 100,000   Alcan Aluminium Ltd., 5.875%,
                              4/1/00                                     99,966
                 250,000   Armco Inc., 9.00%, 9/15/07
                              (Acquired 9/9/97, Cost
                              $248,700)(3)                              249,375
                 250,000   Kaiser Aluminum & Chemical,
                              12.75%, 2/1/03                            248,125
                 550,000   Owens-Illinois Inc., 7.15%,
                              5/15/05                                   513,578
                                                                   ------------
                                                                      1,111,044
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.3%
                 550,000   Lear Corp., 7.96%, 5/15/05
                              (Acquired 5/13/99, Cost
                              $550,000)(3)                              534,875
                 500,000   Sonic Automotive, Inc., Series B,
                              11.00%, 8/1/08                            486,250
                 250,000   Stanadyne Automotive Corp.,
                              Series B, 10.25%, 12/15/07                220,000
                                                                   ------------
                                                                      1,241,125
                                                                   ------------
OIL REFINING -- 0.3%
                 600,000   Enron Corp., 6.625%, 11/15/05                577,076
                 600,000   USX Corp., 6.65%, 2/1/06                     571,156
                                                                   ------------
                                                                      1,148,232
                                                                   ------------
OIL SERVICES -- 0.1%
                 500,000   RBF Finance Co., 11.375%,
                              3/15/09                                   536,875
                                                                   ------------
PUBLISHING -- 0.5%
               2,000,000   Reed Elsevier Capital MTN,
                              6.625%, 5/15/00 (Acquired
                              10/4/99, Cost $2,006,500)(3)            2,007,041
                                                                   ------------
REAL ESTATE -- 0.1%
                 300,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                                  297,256
                                                                   ------------
SEMICONDUCTOR -- 0.1%
                 250,000   Flextronics Intl. Ltd., Series B,
                              8.75%, 10/15/07                           248,125
                                                                   ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SPECIALTY STORES(1)
              $  100,000   Rite Aid Corp., 6.00%, 12/15/05
                              (Acquired 6/16/99, Cost
                              $91,801)(3)                          $     61,000
                                                                   ------------
TELEPHONE -- 0.5%
                 500,000   Global Crossing Holdings Ltd.,
                              9.625%, 5/15/08                           500,625
                 550,000   GTE North Inc., Series H, 5.65%,
                              11/15/08                                  495,447
                 400,000   MCI WorldCom, Inc., 7.55%,
                              4/1/04                                    408,632
                 500,000   Viatel, Inc., 11.25%, 4/15/08                491,250
                                                                   ------------
                                                                      1,895,954
                                                                   ------------
THRIFTS -- 0.1%
                 500,000   Bay View Capital Corp., 9.125%,
                              8/15/02                                   426,250
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 0.4%
                 250,000   360 Communications Co.,
                              7.125%, 3/1/03                            249,997
                 250,000   AT&T Canada Inc., 7.76%,
                              6/15/08(5)                                195,000
                 750,000   Nextel Communications, 9.375%,
                              11/15/09 (Acquired 11/5/99,
                              Cost $744,015)(3)                         745,312
                 250,000   Orange plc, 8.00%, 8/1/08                    254,375
                                                                   ------------
                                                                      1,444,684
                                                                   ------------
TOTAL CORPORATE BONDS                                                41,345,181
                                                                   ------------
   (Cost $42,241,678)

COMMERCIAL PAPER(6) -- 3.7%
CREDIT CARD & TRADE  RECEIVABLES -- 0.7%
               1,500,000   Dakota Certificates (Citibank),
                              5.86%, 1/10/00 (Acquired
                              9/8/99, Cost $1,469,723)(3)             1,490,005
               1,500,000   WCP Funding Inc., 5.90%,
                              2/11/00 (Acquired 11/22/99,
                              Cost $1,480,088)(3)                     1,482,231
                                                                   ------------
                                                                      2,972,236
                                                                   ------------
ENERGY -- 0.5%
               1,850,000   Motiva Enterprises LLC, 5.76%,
                              2/1/00 (Acquired 9/8/99,
                              Cost $1,806,784)(3)                     1,831,065
                                                                   ------------
FINANCIAL SERVICES -- 2.2%
               2,000,000   Falcon Asset Securities Corp.,
                              5.90%, 1/18/00 (Acquired
                              9/23/99, Cost $1,961,650)(3)            1,984,074
                 500,000   General Electric Capital Corp.,
                              5.93%, 3/9/00                             491,908
               1,772,000   Quincy Capital Corp., 5.20%,
                              12/17/99 (Acquired 7/14/99,
                              Cost $1,732,071)(3)                     1,767,354

34      1-800-345-2021                        See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $1,400,000   Receivables Capital Corp., 5.93%,
                              2/18/00 (Acquired 11/5/99,
                              Cost $1,375,786)(3)                  $  1,381,841
               1,900,000   Transamerica Asset Funding Corp.,
                              5.82%, 2/10/00 (Acquired
                              8/17/99, Cost $1,845,632)(3)            1,877,798
               1,000,000   Windmill Funding Corp., 5.42%,
                              1/14/00 (Acquired 7/14/99,
                              Cost $972,298)(3)                         992,687
                                                                   ------------
                                                                      8,495,662
                                                                   ------------
INFORMATION SERVICES -- 0.3%
               1,400,000   Yale University, 5.76%, 2/14/00            1,382,741
                                                                   ------------
TOTAL COMMERCIAL PAPER                                               14,681,704
                                                                   ------------
   (Cost $14,684,749)

CERTIFICATES OF DEPOSIT -- 1.4%
               2,000,000 U.S. Bank, NA Minnesota, 5.41%,
                              12/14/99                                1,999,824
               1,500,000   Union Bank of California N.A.,
                              5.89%, 1/25/00                          1,499,830
               2,000,000   Westdeutsche Landesbank, 6.03%,
                              1/5/00                                  2,000,194
                                                                   ------------
TOTAL CERTIFICATES OF DEPOSIT                                         5,499,848
                                                                   ------------
   (Cost $5,500,000)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 1.1%
    Repurchase Agreement, BA Security Services,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.55%, dated 11/30/99,
       due 12/1/99 (Delivery value $4,100,632)                     $  4,100,000
                                                                   ------------
   (Cost $4,100,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $393,067,769
                                                                   ============
   (Cost $333,927,187)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
      Contracts            Settlement                           Unrealized
       to Sell               Date               Value           Gain (Loss)
-------------------------------------------------------------------------------
     1,810,063  EURO       12/30/99           $1,828,551           $3,541
   431,225,200  JPY        12/30/99            4,254,504          (78,798)
                                           ----------------------------------
                                              $6,083,055         $(75,257)
                                           ==================================

(Value on Settlement Date $6,007,798)

Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CAD = Canadian Dollar

DKK = Danish Krone

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GBP = British Pound

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

SLMA = Student Loan Marketing Association

USD = U.S. Dollar

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
November 30, 1999.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Industry is less than 0.05% of total investment securities.

(2) Non-income producing.

(3) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30,
    1999, was $20,271,412 which represented 5.2% of net assets.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(6) The rates for commercial paper are the yield to maturity at purchase.

See Notes to Financial Statements               www.americancentury.com      35

Strategic Aggressive--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 1999

                   INVESTOR CLASS (INCEPTION 2/15/96)                     ADVISOR CLASS (INCEPTION 10/2/96)
                                       LEHMAN      THREE-MONTH                                LEHMAN     THREE-MONTH
            STRATEGIC                 AGGREGATE        U.S.         STRATEGIC                AGGREGATE        U.S.
            AGGRESSIVE  S&P 500     BOND INDEX   TREASURY BILL     AGGRESSIVE  S&P     500  BOND INDEX  TREASURY BILL
========================================================================================================================
6 MONTHS(1)   16.49%        7.38%       0.72%         2.39%          16.37%        7.38%       0.72%          2.39%
1 YEAR        25.69%       20.92%      -0.04%         4.67%          25.46%       20.92%      -0.04%          4.67%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS       16.28%       24.33%       5.57%         4.93%          15.98%       24.33%       5.57%          4.93%
LIFE OF FUND  15.73%       24.19%      6.00%(2)      4.97%(2)        16.19%       26.52%      6.57%(3)        4.93%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 66-68 for more information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/99
S&P 500                 $23,102
Strategic Aggressive        $17,537
Lehman Aggregate            $12,441
Three-Month T-Bill          $11,992

              Strategic                      Lehman       Three-Month
              Aggressive    S&P 500     Aggregate       T-Bill
2/29/1996      $10,000        $10,000        $10,000        $10,000
3/31/1996      $10,101        $10,096         $9,930        $10,041
4/30/1996      $10,423        $10,244         $9,874        $10,082
5/31/1996      $10,544        $10,509         $9,855        $10,125
6/30/1996      $10,524        $10,549         $9,987        $10,167
7/31/1996      $10,081        $10,082        $10,014        $10,211
8/31/1996      $10,323        $10,295         $9,997        $10,254
9/30/1996      $10,767        $10,875        $10,171        $10,297
10/31/1996     $10,848        $11,175        $10,396        $10,339
11/30/1996     $11,150        $12,020        $10,574        $10,382
12/31/1996     $11,069        $11,782        $10,476        $10,425
1/31/1997      $11,353        $12,518        $10,508        $10,469
2/28/1997      $11,191        $12,616        $10,535        $10,513
3/31/1997      $10,805        $12,097        $10,418        $10,558
4/30/1997      $11,008        $12,819        $10,574        $10,603
5/31/1997      $11,658        $13,600        $10,674        $10,648
6/30/1997      $12,063        $14,211        $10,801        $10,691
7/31/1997      $12,774        $15,341        $11,093        $10,736
8/31/1997      $12,408        $14,481        $10,999        $10,783
9/30/1997      $13,078        $15,275        $11,160        $10,827
10/31/1997     $12,571        $14,765        $11,322        $10,871
11/30/1997     $12,693        $15,448        $11,374        $10,919
12/31/1997     $12,866        $15,714        $11,489        $10,966
1/31/1998      $12,908        $15,889        $11,636        $11,012
2/28/1998      $13,698        $17,034        $11,627        $11,058
3/31/1998      $14,295        $17,906        $11,666        $11,105
4/30/1998      $14,444        $18,087        $11,727        $11,150
5/31/1998      $14,295        $17,776        $11,839        $11,197
6/30/1998      $14,615        $18,498        $11,939        $11,243
7/31/1998      $14,466        $18,300        $11,964        $11,289
8/31/1998      $12,696        $15,657        $12,159        $11,335
9/30/1998      $12,994        $16,656        $12,444        $11,378
10/31/1998     $13,420        $18,012        $12,378        $11,416
11/30/1998     $13,953        $19,105        $12,448        $11,458
12/31/1998     $14,639        $20,206        $12,486        $11,501
1/31/1999      $14,906        $21,051        $12,574        $11,542
2/28/1999      $14,286        $20,396        $12,354        $11,585
3/31/1999      $14,744        $21,212        $12,422        $11,628
4/30/1999      $15,277        $22,033        $12,462        $11,669
5/31/1999      $15,055        $21,513        $12,352        $11,713
6/30/1999      $15,764        $22,709        $12,313        $11,758
7/31/1999      $15,676        $21,998        $12,260        $11,802
8/31/1999      $15,698        $21,890        $12,254        $11,848
9/30/1999      $15,632        $21,290        $12,396        $11,895
10/31/1999     $16,385        $22,638        $12,442        $11,942
11/30/1999     $17,537        $23,102        $12,441        $11,992

$10,000 investment made 2/29/96(2)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
S&P 500, Lehman Aggregate Bond, and Three-Month U.S. Treasury Bill (T-Bill)
indices are provided for comparison in each graph. Strategic Aggressive's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING NOVEMBER 30)
            Strategic                     Lehman      Three-Month
           Aggressive    S&P 500     Aggregate      T-Bill
DATE         RETURN         RETURN        RETURN        RETURN
11/30/96*    11.49%         20.18%         5.75%         3.82%
11/30/97     13.84%         28.56%         7.55%         5.17%
11/30/98      9.93%         23.66%         9.45%         4.56%
11/30/99     25.69%         20.92%        -0.04%         4.67%

*  From 2/29/96 (the date nearest the class's inception for which index data are available) to 11/30/96.

36      1-800-345-2021

Strategic Aggressive--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the
American Century Strategic Asset Allocation funds management team.

HOW DID STRATEGIC AGGRESSIVE PERFORM DURING THE YEAR ENDED NOVEMBER 30, 1999?

     The fund's performance reflected the healthy performance of stocks, though it was tempered slightly by the weak returns of bonds. For the fiscal year,
Strategic Aggressive posted a total return of 25.69%.* (See the previous page for other fund performance information.)

HOW DID THE FUND'S ASSET MIX CHANGE DURING THE FISCAL YEAR?

     We tend to keep Strategic Aggressive's asset mix close to its neutral position of 75% stocks, 20% bonds, and 5% cash. From there, we try to make some modest adjustments to add value.

     The main change we made over the last year was to reduce the portfolio's cash and bond positions slightly while expanding our stock holdings.

WHY DID YOU OVERWEIGHT STOCKS?

     We felt that economic conditions would be positive for stocks. The U.S.
economy has continued to roll along, and we've seen a remarkable economic rebound in other parts of the world as well.

     Momentum also favored stocks--we expected investor demand for equities to remain healthy in 1999. In fact, if anything it's gotten even stronger in the past year.

HOW DID YOU POSITION STRATEGIC AGGRESSIVE'S STOCK PORTFOLIO?

     For much of the fiscal year, we were overweight value stocks, which are those considered to be undervalued based on their earnings growth. This was a slight drag on performance because value shares were left in the dust by technology and other growth stocks.

     Over the past year, the S&P 500/BARRA Growth Index returned more than
28%, while the S&P 500/BARRA Value Index returned about 12%. This growth/value performance gap was even more pronounced among small- and mid-cap stocks.

WHY HAVEN'T VALUE STOCKS PERFORMED WELL OVER THE PAST COUPLE OF YEARS?

     That's a good question. There are a lot of well-managed, profitable companies whose stock prices look like great bargains, but nobody's buying.
Investors have been more interested in chasing what's hot--big, well-known companies in 1998, technology companies in 1999.

     Some market influences that are traditionally negative for growth stocks--rising interest rates, the dollar weakening against the Japanese yen, an ever-larger U.S. trade deficit--have been ignored by investors. As a result, value stocks are struggling in an environment where they have historically outperformed.

IF THE FUND WAS OVERWEIGHT VALUE STOCKS, DOES THAT MEAN THE PORTFOLIO WAS
UNDERWEIGHT GROWTH STOCKS?

     Not really. Despite the value overweight, we still maintained a growth-oriented portfolio. And the growth portion included plenty of exposure to the technology sector.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE MAIN CHANGE WE MADE OVER THE LAST YEAR WAS TO REDUCE THE PORTFOLIO'S
CASH AND BOND POSITIONS SLIGHTLY WHILE EXPANDING OUR STOCK HOLDINGS."

[pie chart - data below]

ASSET ALLOCATION
(AS OF NOVEMBER 30, 1999)

PERCENT OF FUND INVESTMENTS
   U.S. Stocks        58%
   Foreign Stocks     22%
   U.S. Bonds         11%
   Foreign Bonds       5%
   Money Market
     Securities        4%

See page 67 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 68-69.

                                                www.americancentury.com      37

Strategic Aggressive--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     For example, five of the fund's ten biggest stock holdings--including four of the top five--were technology companies, and its four largest industry holdings were technology-oriented.

IN STRATEGIC AGGRESSIVE'S FOREIGN SECURITIES, YOU BOOSTED YOUR ASIAN HOLDINGS
WHILE REDUCING YOUR EUROPEAN EXPOSURE (SEE THE CHART AT LEFT). WHY?

     It was mainly a shift into Japan. We began to overweight Japanese stocks in early 1999 because we liked the prospects there. We still saw favorable opportunities in Europe, but we thought Japan had the highest potential for extraordinary gains.

     Our biggest foreign holdings reflect this shift. Six months ago, our top five foreign stocks were all in Europe. Now, three of our top five are Japanese companies (see the table at left).

     This move into Japan paid off--although Europe had good equity returns, the
Japanese stock market skyrocketed. In addition, we suffered currency losses on our European investments, whereas we earned currency gains on our Japanese holdings.

WHAT ABOUT STRATEGIC AGGRESSIVE'S BOND PORTFOLIO?

     We were overweight corporate bonds and underweight Treasurys for most of the fiscal year. The strong economy favored corporate bonds--companies are more likely to be able to pay off their debts when business is good. In addition, the yield difference between corporate and Treasury bonds had grown unusually large, meaning corporate bond yields looked very attractive compared with Treasury yields.

     However, sentiment in the corporate bond market shifted, with investors becoming much more risk averse. For a variety of reasons--Y2K, inflation fears, the health of the economy, a lack of liquidity in the market--bond investors simply have a much smaller appetite for risk than they've had in the past few years.

     As a result, we emphasized bonds issued by large, well-known companies like
Ford Motor, Pepsi, and Wal-Mart. Bond investors have been more comfortable holding these big-name companies.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR STRATEGIC AGGRESSIVE'S ASSET ALLOCATION
STRUCTURE?

     We're sticking to the basics. Long term, that means staying true to our neutral asset mix of 75% stocks, 20% bonds, and 5% cash. As in the past year, though, we expect to stay underweight in cash and bonds, focusing on an overweight in domestic stocks.

     That said, we may become a little more defensive in the early part of 2000, cutting back on stocks and adding to our cash position.

[left margin]

FUND'S U.S. STOCKS (AS OF NOVEMBER 30, 1999)
   NUMBER OF COMPANIES      331
   DIVIDEND YIELD           0.94%
   PRICE/EARNINGS RATIO     27.7
                                           % OF FUND'S          % OF
                                           U.S. STOCKS          FUND
TOP 5 U.S. STOCKS
   JDS UNIPHASE CORP.                         2.8%              1.6%
   MICROSOFT CORP.                            2.5%              1.5%
   CISCO SYSTEMS, INC.                        2.1%              1.2%
   GENERAL ELECTRIC CO.                       2.0%              1.2%
   QUALCOMM INC.                              1.8%              1.0%

FUND'S FOREIGN STOCKS (AS OF NOVEMBER 30, 1999)
   NUMBER OF COMPANIES      274
   DIVIDEND YIELD           0.72%
                                          % OF FUND'S           % OF
                          COUNTRY        FOREIGN STOCKS         FUND
TOP 5 FOREIGN STOCKS
   MANNESMANN AG          GERMANY             2.4%              0.5%
   SOFTBANK CORP.          JAPAN              2.0%              0.5%
   MARSCHOLLEK,
      LAUTENSCHLAEGER
      UND PARTNER AG      GERMANY             1.9%              0.4%
   SONY CORP.              JAPAN              1.9%              0.4%
   NTT DATA CORP.          JAPAN              1.9%              0.4%

[pie chart - data below]

PERCENT OF FUND'S FOREIGN STOCKS
   Europe                  65%
   Asia/Pacific            30%
   Americas
     (excluding U.S.)       5%

38      1-800-345-2021

Strategic Aggressive--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHY THE DEFENSIVE POSTURE?

     We expect a bit of a letdown in the stock market in the first part of next year. At the start of 1999, everyone was worrying about Y2K's effect on the market. The general expectation was that investors would flee the market at the end of the year and then jump back in after Y2K was out of the way. In other words, there would be a "relief" rally in the first quarter of 2000.

     But now just about everybody thinks that Y2K will be a non-event, so there probably won't be a mass exodus at year-end or a big relief rally after the first of the year. In fact, there's been such a strong surge in the market over the last couple of months that we think stocks will go through a cooling-off period in the coming months. This has happened frequently in the past few years after a sudden and dramatic rally.

HOW WILL YOU POSITION THE FUND'S FOREIGN HOLDINGS?

     We may bring some capital back home from our investments abroad. We've had a great deal of success in Europe over the past several years, so we may take some profits and reinvest the money domestically as we position the fund more defensively.

     We still like prospects in Japan--the economy, though still fragile, continues to improve, and that should be good for the stock market. We intend to maintain our overweight in Japanese stocks.

WHAT ABOUT THE PORTFOLIO'S BOND HOLDINGS?

     We're still finding compelling values in corporate bonds, so we expect to remain overweight there. The continued strength of the U.S. economy, as well as the economic rebound elsewhere in the world, bodes well for corporate bonds.

     However, we think the domestic economy's healthy growth rate will lead the
Federal Reserve to raise short-term interest rates again in the first quarter of
2000. As a result, we could see bond yields rise a little further in the coming months.

[right margin]

"WE MAY BECOME A LITTLE MORE DEFENSIVE IN THE EARLY PART OF 2000, CUTTING
BACK ON STOCKS AND ADDING TO OUR CASH POSITION."

FUND'S U.S. BONDS (AS OF NOVEMBER 30, 1999)
   NUMBER OF SECURITIES            93
   WEIGHTED AVERAGE MATURITY       8.2 YRS
   AVERAGE DURATION                5.0 YRS

[pie chart - data below]

PERCENT OF FUND'S U.S. BONDS
   Corporate                58%
   U.S. Govt. Agency         7%
   Asset-Backed              6%
   U.S. Treasury             9%
   Mortgage-Backed          20%

FUND'S FOREIGN BONDS (AS OF NOVEMBER 30, 1999)
   NUMBER OF SECURITIES            13
   WEIGHTED AVERAGE MATURITY       5.9 YRS
   AVERAGE DURATION                5.0 YRS

[pie chart - data below]

PERCENT OF FUND'S FOREIGN BONDS
   Europe                   49%
   Asia/Pacific             22%
   Americas
     (excluding U.S.)       29%

                                                www.americancentury.com      39

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 79.5%
AIRLINES(1)
                    1,500  Ryanair Holdings plc ADR(2)             $     73,969
                                                                   ------------
ALCOHOL(1)
                    1,200  Coors (Adolph) Co. Cl B                       59,700
                                                                   ------------
APPAREL & TEXTILES -- 0.3%
                    2,500  Gucci Group N.V. New
                              York Shares                               208,125
                    2,800  Jones Apparel Group, Inc.(2)                  74,725
                    8,500  VF Corp.                                     253,938
                                                                   ------------
                                                                        536,788
                                                                   ------------
BANKS -- 4.9%
                   17,099  Anglo Irish Bank Corp. plc ORD                40,564
                    3,700  Argentaria SA ORD                             84,641
                   20,000  Banca Intesa S.p.A. ORD                       85,457
                      488  Banca Popolare Commercio e
                              Industria New 99 ORD(2)                    11,316
                    2,301  Banca Popolare Commercio e
                              Industria ORD                              56,580
                    2,828  Bipop-Carire SPA ORD                         142,496
                       12  Bank Sarasin & Cie Cl B ORD               21,353
                   16,901  Bank of America Corp.                        988,708
                    4,200  Barclays PLC ORD                             121,442
                    9,400  Chase Manhattan Corp.                        726,150
                   14,300  Citigroup Inc.                               770,412
                   11,000  Dai-Ichi Kangyo Bank Ltd. ORD                127,081
                    6,978  DBS Group Holdings Ltd. ORD                   90,494
                    1,500  DePfa Deutsche Pfandbriefbank
                              AG ORD                                    113,372
                    1,800  Fifth Third Bancorp                          125,944
                   12,800  First Union Corp.                            495,200
                   22,300  First Virginia Banks, Inc.                 1,011,862
                    3,000  Fleet Boston Financial Corp.                 113,438
                      400  HSBC Holdings plc ORD                          5,305
                   16,000  Keppel Bank ORD                               32,552
                   39,200  KeyCorp                                    1,058,400
                   12,000  Lloyds TSB Group plc ORD                     153,839
                    8,500  Mellon Bank Corp.                            309,719
                    2,600  Old Kent Financial Corp.                     105,462
                    4,400  PNC Bank Corp.                               245,300
                    1,300  Republic New York Corp.                       91,894
                      800  Societe Generale Cl A ORD                    172,527
                   15,000  Sumitomo Bank, Ltd. (The) ORD                230,418
                   34,900  Summit Bancorp.                            1,138,612
                    7,700  UnionBanCal Corp.                            339,281

Shares                                                                Value
--------------------------------------------------------------------------------

                   11,404  United Oversees Bank Ltd. ORD           $    101,761
                    5,600  Wachovia Corp.                               433,650
                    9,000  Wells Fargo & Co.                        418,500
                    2,900  Zions Bancorporation                         187,141
                                                                   ------------
                                                                     10,150,871
                                                                   ------------
CHEMICALS -- 1.1%
                    4,000  Air Products and Chemicals, Inc.             129,500
                    3,900  Dow Chemical Co.                             456,788
                    4,700  du Pont (E.I.) de Nemours & Co.          279,356
                      100  Fuji Seal, Inc. ORD                            6,086
                    3,313  Illinois Tool Works Inc.                     214,517
                   16,400  IMC Global Inc.                              264,450
                    4,800  Lubrizol Corp.                               131,400
                    8,300  Minnesota Mining &
                              Manufacturing Co.                         793,169
                      700  Symyx Technologies Inc.(2)                    24,106
                                                                   ------------
                                                                      2,299,372
                                                                   ------------
CLOTHING STORES -- 0.2%
                    2,700  AnnTaylor Stores Corp.(2)                    116,606
                    5,400  Talbots, Inc.                                261,900
                                                                   ------------
                                                                        378,506
                                                                   ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.8%
                   13,500  Adaptec, Inc.(2)                             727,734
                   28,200  Cisco Systems Inc.(2)                      2,514,206
                    5,300  Compaq Computer Corp.                        129,519
                    6,400  Electronics for Imaging, Inc.(2)             284,600
                   11,400  EMC Corp. (Mass.)(2)                         952,611
                    2,800  Emulex Corp.(2)                              454,650
                    1,000  Foundry Networks, Inc.(2)                    235,469
                    8,100  Hewlett-Packard Co.                          768,487
                    2,400  Immersion Corp.(2)                            64,125
                    9,900  International Business
                              Machines Corp.                          1,020,319
                      300  Logitech International S.A. ORD(2)            69,982
                    5,100  Psion plc ORD                                208,895
                    1,400  SanDisk Corp.(2)                              92,444
                    5,000  Tandberg ASA ORD(2)                          111,560
                    9,500  Xerox Corp.                                  257,094
                                                                   ------------
                                                                      7,891,695
                                                                   ------------
COMPUTER SOFTWARE -- 4.8%
                    6,200  Active Software, Inc.(2)                     390,988
                   10,200  Amdocs Ltd.(2)                               358,912
                   14,300  Autodesk, Inc.                               420,509
                    2,645  Baltimore Technologies plc ORD(2)            123,487
                    2,200  BMC Software, Inc.(2)                        160,256

40      1-800-345-2021                        See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                      500  Business Objects S.A. ADR(2)            $     44,000
                      200  CacheFlow Inc.(2)                             30,238
                      700  Check Point Software
                              Technologies Ltd.(2)                       99,181
                    5,900  Computer Associates
                              International, Inc.                       383,500
                   22,208  Computershare Limited ORD                    100,933
                    3,500  Comverse Technology, Inc.(2)                 423,062
                    1,900  Cysive, Inc.(2)                               95,475
                    2,660  Data Fellows Oyj ORD(2)                       65,273
                    2,700  Eidos plc ORD(2)                             239,299
                    2,026  Exact Holding NV ORD(2)                       98,002
                      533  Fantastic Corp. ORD(2)                        64,456
                      114  Heyde AG Beratung Software
                              ORD(2)                                      9,420
                    1,149  Intershop Communications
                              AG ORD(2)                                 229,230
                    6,836  Ixchange Technology Holdings
                              Limited ORD(2)                             18,257
                      600  Liberate Technologies, Inc.(2)                76,650
                    1,072  London Bridge Software Holdings
                              plc ORD                                    76,293
                   33,200  Microsoft Corp.(2)                         3,022,238
                    5,800  National Instruments Corp.(2)                174,181
                    4,600  ONYX Software Corp.(2)                       148,062
                   11,100  Oracle Corp.(2)                              752,372
                   19,600  Parametric Technology Corp.(2)               443,450
                    4,300  Proxicom, Inc.(2)                            295,356
                    6,900  Radiant Systems, Inc.(2)                     170,991
                    4,800  Rational Software Corp.(2)                   245,100
                    1,500  Sage Group plc (The) ORD                     103,782
                    2,800  Sapient Corp.(2)                             216,912
                    1,249  Software AG ORD(2)                            75,458
                      800  Symantec Corp.(2)                             37,325
                   11,200  Unisys Corp.(2)                              322,000
                    7,400  USWeb Corp.(2)                               306,406
                                                                   ------------
                                                                      9,821,054
                                                                   ------------
CONSTRUCTION & REAL PROPERTY -- 0.5%
                    1,000  Centex Construction Products Inc.             34,938
                    2,900  Centex Corp.                                  68,875
                    5,900  Elcor Corp.                                  191,012
                    3,000  Fuso Lexel Inc. ORD                           47,998
                      103  Holderbank Financiere Glarus
                              AG Cl B ORD                               129,074
                    7,200  Insituform Technologies,
                              Inc. Cl A(2)                              180,450
                      900  Lafarge SA ORD                                84,938
                    5,600  Pinnacle Holdings Inc.(2)                    159,775
                    4,600  Quanta Services, Inc.(2)                     128,800
                                                                   ------------
                                                                      1,025,860
                                                                   ------------
CONSUMER DURABLES -- 0.1%
                    6,200  Assa Abloy AB Cl B ORD                        72,518
                    2,800  Dorel Industries Inc. Cl B ORD(2)             44,640
                                                                   ------------
                                                                        117,158
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.5%
                    7,800  Boeing Co.                              $    318,338
                    7,117  British Aerospace PLC ORD                     40,788
                    3,900  Cobham PLC ORD                                45,450
                    1,700  General Dynamics Corp.                        87,656
                   16,200  Lockheed Martin Corp.                        321,975
                    6,300  Raytheon Co. Cl B                            193,331
                                                                   ------------
                                                                      1,007,538
                                                                   ------------
DEPARTMENT STORES -- 1.7%
                   11,900  Ames Department Stores, Inc.(2)              315,722
                      900  Fast Retailing Co. Ltd. ORD                  335,689
                    1,100  Galeries Lafayette ORD                       167,720
                    2,102  Matalan PLC ORD                               46,759
                    8,200  May Department Stores Co. (The)              275,725
                    1,000  Nitori Co. ORD(2)                             40,734
                    1,300  Pinault-Printemps-Redoute
                              SA ORD                                    271,186
                    1,100  Shinsegae Department Store
                              Co. ORD                                    67,846
                    8,000  ShopKo Stores, Inc.(2)                       181,500
                   31,500  Wal-Mart Stores, Inc.                      1,815,187
                                                                   ------------
                                                                      3,518,068
                                                                   ------------
DRUGS -- 4.7%
                   13,400  Amgen Inc.(2)                                610,119
                    1,800  Andrx Corp.(2)                                92,644
                    4,100  AstraZeneca Group plc ORD                    183,262
                    1,400  Biogen, Inc.(2)                              102,244
                    1,200  Biovail Corp. International(2)                83,475
                   16,500  Bristol-Myers Squibb Co.                   1,205,531
                    7,800  ChiRex Inc.(2)                               270,806
                    6,300  Chiron Corp.(2)                              206,522
                    2,000  Forest Laboratories, Inc.(2)                 102,375
                    2,400  Genzyme Corp.(2)                              86,325
                    2,400  IGEN International, Inc.(2)                   61,500
                    7,100  IVAX Corp.(2)                                144,219
                    4,720  MedImmune, Inc.(2)                           567,138
                      161  Novartis AG ORD                              250,955
                    1,057  Novo Nordisk A/S Cl B ORD                    138,126
                   24,500  Pfizer, Inc.                                 886,594
                   12,100  Pharmacia & Upjohn Inc.                  661,719
                   10,800  Protein Design Labs, Inc.(2)                 432,675
                    1,100  QIAGEN N.V.(2)                                73,494
                    5,800  QLT PhotoTherapeutics Inc.
                              ORD(2)                                    259,701
                   23,900  Schering-Plough Corp.                      1,221,888
                    1,400  SciQuest.com, Inc.(2)                         46,156
                   12,700  Shire Pharmaceuticals Group
                              PLC ORD(2)                                135,627
                    3,000  Takeda Chemical Inds. ORD                    177,267
                   18,600  Warner-Lambert Co.                         1,668,187
                                                                   ------------
                                                                      9,668,549
                                                                   ------------

See Notes to Financial Statements               www.americancentury.com      41

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 8.8%
                      428  ADVA AG Optical Networking
                              ORD(2)                               $     58,228
                    3,500  Advanced Energy Industries, Inc.(2)          117,797
                    1,687  Alcatel Alsthom Compagnie
                              Generale ORD                              327,264
                    7,000  ANTEC Corp.(2)                               392,000
                    7,700  C-COR.net Corp.(2)                           394,866
                    6,400  Celestica Inc. New York Shares(2)            449,600
                    9,300  CIENA Corp.(2)                               408,328
                    5,500  Corning Inc.                                 515,281
                    8,400  DII Group, Inc.(2)                           530,775
                    3,400  DSP Group, Inc.(2)                           235,662
                      612  Effnet Group AB ORD(2)                        19,568
                    3,600  Ericsson (L.M.) Telephone
                              Co. ADR                                   173,588
                    9,000  Fujitsu Ltd. ORD                             319,788
                    4,500  Harmonic Lightwaves, Inc.(2)                 270,844
                   32,000  Hitachi Ltd. ORD                             442,874
                   14,600  JDS Uniphase Corp.(2)                      3,339,332
                      500  Keyence Corporation ORD                      142,324
                    2,300  KLA-Tencor Corporation(2)                    194,566
                       28  Kudelski SA ORD(2)                           129,225
                   13,900  Lucent Technologies Inc.                   1,015,569
                   16,600  Marconi plc ORD                              212,546
                    1,000  Matsushita Communication
                              Industrial Co., Ltd. ORD                  192,383
                    6,000  Matsushita Electric Industrial Co.,
                              Ltd. ORD                                  152,238
                    5,300  Motorola, Inc.                               605,525
                    6,000  NEC Corp. ORD                                140,459
                    3,500  Nokia Corp. Cl A ADR                         483,656
                    8,900  Nortel Networks Corp. New York
                              Shares                                    658,600
                    6,138  NXT plc ORD(2)                               128,942
                    7,000  Omron Corp. ORD                              171,427
                    2,000  Optical Coating Laboratory, Inc.             393,438
                    1,700  Orbotech Ltd.(2)                             155,975
                    3,272  Phillips Electronics N.V. New
                              York Shares                               391,004
                   21,100  Pinnacle Systems, Inc.(2)                    694,981
                    4,600  Powerwave Technologies, Inc.(2)              274,706
                    2,400  Sanmina Corp.(2)                             230,400
                    8,400  Sawtek Inc.(2)                               383,250
                    4,700  Scientific-Atlanta, Inc.                     274,069
                      300  SCM Microsystems, Inc.(2)                     18,862
                    2,347  SCM Microsystems, Inc. ORD(2)                141,084
                    4,000  Shibaura Mechatronics Corp. ORD               51,629
                    2,200  Siemens AG ORD                               221,483
                    5,700  Solectron Corp.(2)                           469,538
                    4,700  Sony Corp. ORD                               871,908
                    2,070  Telson Electronics Co. Ltd. ORD(2)            52,676
                    9,900  Teradyne, Inc.(2)                            431,269
                    4,000  Tokyo Electron Ltd. ORD                      416,176
                    2,600  Trafficmaster plc ORD(2)                      37,693

Shares                                                                Value
--------------------------------------------------------------------------------

                    1,000  UNION TOOL CO. ORD                      $    115,823
                    2,000  Yushin Precision Equipment Co.,
                              Ltd. ORD                                  157,048
                                                                   ------------
                                                                     18,006,267
                                                                   ------------
ELECTRICAL UTILITIES -- 1.4%
                    6,400  AES Corp. (The)(2)                           370,800
                   10,700  Calpine Corp.(2)                             631,300
                    5,800  Florida Progress Corp.                       247,950
                   19,800  FPL Group, Inc.                              866,250
                    4,900  Minnesota Power & Light Co.               83,912
                    3,700  Reliant Energy, Inc.                          91,806
                    6,492  Sierra Pacific Resources                     116,450
                    4,000  Southern Co.                                  93,500
                    5,200  Texas Utilities Co.                          186,225
                    5,700  Tokyo Electric Power Co. ORD                 160,851
                                                                   ------------
                                                                      2,849,044
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 2.1%
                    9,500  Amerada Hess Corp.                           550,406
                    2,400  Anadarko Petroleum Corp.                      72,300
                    5,100  Apache Corp.                                 182,644
                    4,100  Atlantic Richfield Co.                       395,138
                   18,900  Burlington Resources Inc.                    635,512
                    1,400  Chevron Corp.                                123,988
                   10,100  EOG Resources Inc.                           186,850
                    9,400  Exxon Mobil Corp.(2)                         745,538
                    3,800  Mobil Corp.                                  396,388
                    5,600  Murphy Oil Corp.                             316,400
                    2,600  Noble Affiliates, Inc.                        57,200
                    2,300  Penn West Petroleum Ltd. ORD(2)               46,031
                    5,500  Pogo Producing Co.                            99,000
                   12,500  Union Pacific Resources                      163,281
                    9,400  Unocal Corp.                                 311,962
                    6,300  Vintage Petroleum, Inc.                       67,331
                                                                   ------------
                                                                      4,349,969
                                                                   ------------
ENTERTAINMENT -- 0.1%
                    2,800  Carnival Corp. Cl A                          123,550
                                                                   ------------
ENVIRONMENTAL SERVICES -- 0.3%
                   37,712  Waste Management, Inc.                       612,820
                                                                   ------------
FINANCIAL SERVICES -- 1.1%
                      400  Alpha Finance S.A. ORD                        33,958
                    1,100  Alpha Leasing, S.A. ORD                       56,995
                   23,200  Amvescap Plc ORD                             239,976
                    1,200  Credit Suisse Group ORD                      224,472
                    6,300  Fannie Mae                                   419,738
                    3,300  Federal Home Loan Mortgage
                              Corporation                               162,938
                    1,800  Gallagher (Arthur J.) & Co.               98,100
                    4,000  Ichiyoshi Securities Co., Ltd. ORD            23,989
                    2,600  Industrial Finance Corporation of
                              Thailand (The) ORD(2)                       1,133
                    3,739  ING Groep N.V. ORD                           210,442

42      1-800-345-2021                        See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                   12,200  Man (E D & F) Group plc ORD         $     80,199
                    4,000  Marusan Securities Co., Ltd. ORD              26,698
                      600  Mycal Card Inc. ORD                           28,857
                    2,800  NCO Group, Inc.(2)                           129,675
                    1,400  Providian Financial Corp.                    110,775
                   18,500  Skandia Forsakrings AB ORD                   442,558
                      552  Tecis Holding AG ORD(2)                       23,364
                                                                   ------------
                                                                      2,313,867
                                                                   ------------
FOOD & BEVERAGE -- 2.4%
                    3,300  American Italian Pasta Co. Cl A(2)            99,206
                   67,176  Archer-Daniels-Midland Co.                   835,502
                    9,400  Coca-Cola Company (The)                      632,738
                   16,100  Coca-Cola Enterprises, Inc.                  341,119
                    2,900  ConAgra, Inc.                                 69,962
                    2,600  Earthgrains Company                           47,125
                      700  Groupe Danone ORD                            162,459
                    2,000  Hormel Foods Corp.                            89,125
                    7,200  IBP, Inc.                                    158,850
                   36,900  Interstate Bakeries Corp.                    650,362
                    1,515  Kamps AG ORD                                 105,040
                    1,057  Kamps AG New Shares ORD(2)                    69,344
                    5,400  Keebler Foods Co.(2)                         148,838
                       67  Nestle S.A. ORD                              120,570
                   13,400  PepsiCo, Inc.                                463,137
                    5,100  Quaker Oats Co. (The)                        332,775
                    3,400  Suiza Foods Corp.(2)                         122,188
                   33,000  Tyson Foods, Inc. Cl A                       573,375
                                                                   ------------
                                                                      5,021,715
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.5%
                    2,300  Georgia-Pacific Corp.                         91,569
                    2,527  International Paper Co.                      131,878
                    1,200  Kimberly-Clark Corp.                          76,650
                    7,300  Portucel Industrial-Empresa
                              Produtora de Celulose, SA ORD              49,068
                    2,900  Rayonier, Inc.                               128,869
                    6,862  St. Laurent Paperboard Inc. ORD
                              (Acquired 6/11/99-8/16/99,
                              Cost $86,909)(2)(3)                        80,770
                   12,400  Westvaco Corp.                               374,325
                    2,900  Weyerhaeuser Co.                             177,625
                                                                   ------------
                                                                      1,110,754
                                                                   ------------
GAS & WATER UTILITIES -- 0.6%
                   24,200  AGL Resources Inc.                           447,700
                   48,523  Centrica plc ORD                             144,179
                    5,700  Independent Energy Holdings
                              plc ADR(2)                                154,078
                    3,200  LG&E Energy Corp.                         64,000
                   13,600  Washington Gas Light Co.                     380,800
                                                                   ------------
                                                                      1,190,757
                                                                   ------------
GROCERY STORES -- 0.3%
                    8,300  Iceland Group Plc ORD                         30,629
                    3,147  Koninklijke Ahold NV ORD                     100,248

Shares                                                                Value
--------------------------------------------------------------------------------

                    5,000  Kroger Co. (The)(2)                     $    106,562
                    8,200  Safeway Inc.(2)                              302,375
                                                                   ------------
                                                                        539,814
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.7%
                    3,987  ABB Ltd. ORD                                 394,213
                    5,700  Cable Design Technologies Corp(2)            136,444
                    8,900  CommScope, Inc.(2)                           374,912
                    4,400  Cooper Industries, Inc.                      188,925
                      800  Cummins Engine Company, Inc.                  32,400
                    3,400  Emerson Electric Co.                         193,800
                    1,800  Rockwell International Corp.                  89,325
                                                                   ------------
                                                                      1,410,019
                                                                   ------------
HEAVY MACHINERY -- 0.2%
                    2,312  IHC Caland N.V. ORD                           89,469
                    3,157  Neopost SA ORD(2)                            130,440
                    1,423  Vestas Wind Systems A/S ORD(2)               225,457
                                                                   ------------
                                                                        445,366
                                                                   ------------
HOME PRODUCTS -- 0.7%
                      910  Clarins ORD                                   91,247
                    1,700  Fortune Brands, Inc.                          58,119
                    9,000  Kao Corporation ORD                          267,668
                    9,600  Procter & Gamble Co. (The)             1,036,800
                    1,000  Mandom ORD                                    28,465
                                                                   ------------
                                                                      1,482,299
                                                                   ------------
HOTELS -- 0.5%
                      553  Accor SA ORD                                 125,612
                   10,200  Harrah's Entertainment, Inc.(2)              281,775
                    1,600  MGM Grand, Inc.(2)                            79,000
                    7,700  NH Hoteles, S.A. ORD(2)                       91,797
                   27,900  Park Place Entertainment Corp.(2)            359,212
                                                                   ------------
                                                                        937,396
                                                                   ------------
INDUSTRIAL PARTS -- 0.9%
                   11,400  BBA Group plc ORD                             91,240
                    4,600  Brooks Automation, Inc.(2)                   125,925
                    5,500  Cymer, Inc.(2)                               219,656
                    3,800  Ingersoll-Rand Co.                           184,062
                   24,300  Invensys plc ORD                             113,352
                    2,300  Maillis ORD                                   82,856
                      600  SMC Corp. ORD                                106,125
                      400  Swisslog Holding AG ORD                       70,926
                   10,400  United Technologies Corp.                    587,600
                    8,300  York International Corp.                     185,194
                                                                   ------------
                                                                      1,766,936
                                                                   ------------
INDUSTRIAL SERVICES -- 0.7%
                      500  Benesse Corporation ORD                      120,141
                   10,700  Capita Group Plc ORD                         193,923
                   11,300  Compass Group PLC ORD                        137,193
                    1,044  DIS Deutscher Industrie Service
                              AG ORD                                     78,907
                      700  Falck A/S ORD                                 69,672
                    2,300  Hertz Corp. Cl A                              97,319

See Notes to Financial Statements               www.americancentury.com      43

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                    1,300  ISS International Service System
                              A/S ORD(2)                           $     75,698
                    2,000  Pasona Softbank, Inc. ORD(2)                 213,977
                    3,200  Randstad Holdings N.V. ORD                   160,595
                    6,700  Securitas AB Cl B ORD                        111,446
                   10,000  Sembcorp Logistics Limited
                              ORD(2)                                     38,965
                  116,000  Singapore Technologies
                              Engineering Ltd. ORD                      173,206
                    2,724  Unique International NV ORD                   63,000
                                                                   ------------
                                                                      1,534,042
                                                                   ------------
INFORMATION SERVICES -- 3.4%
                      947  Altran Technologies SA ORD                   450,925
                    7,900  At Home Corp. Series A(2)                    383,891
                    5,800  BISYS Group, Inc. (The)(2)                   335,494
                      843  Cap Gemini SA ORD                            149,178
                   11,000  CGI Group, Inc. ORD(2)                       282,836
                    2,200  CMG plc ORD                                  116,295
                    2,650  Computer Services Solutions
                              Holding NV ORD                             49,672
                    1,571  Connecta AB ORD(2)                            50,601
                      600  Data Communication System Co.
                              ORD                                        73,616
                   40,000  Datacraft Asia Limited ORD                   193,600
                    3,036  Delta Informatics S.A. ORD                    79,956
                    1,000  Diamond Computer Service Co.
                              ORD                                        24,588
                   13,200  Diamond Technology Partners
                              Inc.(2)                                   690,938
                    7,100  Dun & Bradstreet Corp. (The)             191,700
                      425  FI System ORD(2)                              96,366
                   11,700  First Data Corp.                             506,025
                    4,100  Getronics N.V. ORD                           251,005
                    2,212  GFI Informatique ORD                         230,939
                    1,600  IBS AB ORD(2)                                 31,786
                      410  Icon Medialab International
                              AB ORD(2)                                  44,582
                    1,179  Integra-Net SA ORD(2)                        115,249
                   12,700  Logica plc ORD                               307,367
                    2,100  Luminant Worldwide Corp.(2)                   65,231
                   10,561  Mandator AB ORD                               97,456
                    4,700  MedQuist Inc.(2)                             134,097
                    2,800  Navigant Consulting, Inc.(2)                  29,750
                       35  NTT Data Corp. ORD                           855,418
                    9,425  Parity plc ORD                                40,427
                    3,566  Sigma AB Cl B ORD                             39,823
                    1,639  Softbank S.A. GDR                             52,858
                    1,076  Telinfo NV ORD                               113,856
                       86  Telinfo NV-STRIPS ORD                              1
                    5,700  TenFold Corp.(2)                             172,069
                    1,500  The Management Network
                              Group, Inc.(2)                             50,578
                   22,552  Thus plc ORD(2)                              141,585
                    4,200  Valassis Communications, Inc.(2)             165,375
                    6,400  Young & Rubicam Inc.                     334,000
                                                                   ------------
                                                                      6,949,133
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
INTERNET -- 1.9%
                   25,000  America Online Inc.(2)                  $  1,817,188
                    1,000  GetThere.com, Inc.(2)                         25,188
                    2,600  PlanetRx.com, Inc.(2)                         51,188
                    5,341  PT MULTIMEDIA ORD(2)                         210,559
                      800  RealNetworks, Inc.(2)                        111,325
                      500  Retek Inc.(2)                                 33,891
                   74,023  Seat Pagine Gialle SpA ORD                   150,685
                    1,300  Softbank Corp. ORD                           940,420
                    5,000  Sterling Commerce, Inc.(2)                   128,750
                      400  Tickets.com, Inc.(2)                           8,338
                      950  Tiscali SpA ORD(2)                           152,508
                    3,500  Verity, Inc.(2)                              362,141
                                                                   ------------
                                                                      3,992,181
                                                                   ------------
LEISURE -- 0.3%
                    3,700  Eastman Kodak Co.                            228,938
                    6,400  GTECH Holdings Corp.(2)                      134,400
                        6  Round One Corp. ORD                          106,007
                    4,000  Station Casinos, Inc.(2)                      96,000
                                                                   ------------
                                                                        565,345
                                                                   ------------
LIFE & HEALTH INSURANCE -- 0.7%
                   12,500  Aetna Inc.                                   682,812
                    1,657  ASR Verzekeringsgroep N.V. ORD                95,849
                    3,800  Companhia de Seguros Mundial
                              Confianca, SA ORD(2)                      200,089
                    8,100  Lincoln National Corp.                       337,669
                   15,600  Mediolanum SpA ORD                           136,772
                                                                   ------------
                                                                      1,453,191
                                                                   ------------
MEDIA -- 3.6%
                    3,600  Acme Communications, Inc.(2)                 124,425
                    5,200  Capital Radio plc ORD                        112,975
                   18,500  CBS Corp.(2)                                 962,000
                   12,500  Charter Communications, Inc.(2)              289,453
                   12,300  Clear Channel Communications,
                              Inc.(2)                                   988,611
                    3,100  Comcast Corp. Cl A                           140,081
                    2,300  Cox Communications, Inc. Cl A(2)             108,100
                    5,300  Disney (Walt) Co.                            147,738
                    6,900  EchoStar Communications Corp.
                              Cl A(2)                                   455,616
                    1,287  EM.TV & Merchandising AG ORD              99,997
                    2,816  Fox Kids Europe NV ORD(2)                     38,453
                    2,300  Grupo Televisa S.A. GDR(2)                   112,269
                    8,230  Gruppo Editoriale L'Espresso ORD             232,226
                    1,238  Havas Advertising SA ORD                     469,096
                      136  i-CABLE Communications
                              Limited ORD(2)                                209
                   11,100  Infinity Broadcasting Corp. Cl A(2)          404,456
                   13,838  Mediaset SpA ORD                             157,581
                    8,324  Modern Times Group
                              MTG AB Cl B ORD(2)                        276,919
                   12,500  Mondadori (Arnoldo) Editore
                              SpA ORD                                   256,220
                      200  NRJ SA ORD                                    91,302

44      1-800-345-2021                        See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                   10,400  Pearson plc ORD                         $    248,878
                    1,443  PrimaCom AG ORD(2)                            65,802
                      200  PubliGroupe S.A. ORD                         186,117
                    1,500  Radio One, Inc.(2)                            94,594
                    2,200  Radio Unica Corp.(2)                          60,706
                    4,000  RCN Corp.(2)                                 180,375
                   30,796  Saatchi & Saatchi plc ORD                150,542
                    5,040  Singapore Press Holdings Ltd.
                              ORD                                        94,444
                    1,000  Societe Television Francaise
                              1 ORD                                     362,790
                    2,370  Sogecable, S.A. ORD(2)                        74,971
                    2,230  Talentum Oyj ORD                              42,698
                    3,200  Viacom, Inc. Cl B(2)                         159,200
                   21,800  WPP Group plc ORD                            320,569
                                                                   ------------
                                                                      7,509,413
                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES -- 1.4%
                    2,800  ArthroCare Corp.(2)                          169,838
                    2,200  Aurora Biosciences Corp.(2)                   26,056
                    2,200  Bard (C.R.), Inc.                            119,488
                    6,500  Beckman Coulter Inc.                         310,375
                    8,400  CONMED Corp.(2)                              211,838
                    2,400  Dexter Corp. (The)                            86,700
                       29  Disetronic Holding AG ORD                    124,359
                   13,300  Guidant Corp.(2)                             665,000
                      600  IDEC Pharmaceuticals Corp.(2)                 75,975
                    2,400  Johnson & Johnson                        249,000
                    2,700  KeraVision, Inc.(2)                           24,047
                    2,000  Mallinckrodt Inc.                             66,500
                   13,600  Medtronic, Inc.                              528,700
                    4,500  Mentor Corp.                                 104,906
                    1,800  VISX, Inc.(2)                                139,669
                                                                   ------------
                                                                      2,902,451
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 0.4%
                   24,000  Columbia/HCA Healthcare Corp.                654,000
                   12,000  NovaMed Eyecare, Inc.(2)                      93,188
                    3,200  Oxford Health Plans, Inc.(2)                  46,900
                    1,500  PacifiCare Health Systems, Inc.(2)            70,312
                                                                   ------------
                                                                        864,400
                                                                   ------------
MINING & METALS -- 0.2%
                    2,100  Alcoa Inc.                                   137,550
                    1,400  Ball Corporation                              52,062
                    7,800  Maverick Tube Corp.(2)                       167,456
                    5,200  U.S. Aggregates, Inc.(2)                      61,750
                                                                   ------------
                                                                        418,818
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.9%
                    2,979  Athlon Groep N.V. ORD                         60,792
                   24,500  Delphi Automotive Systems Corp.              385,875
                    9,300  Ford Motor Co.                               469,650
                    1,700  General Motors Corp.                         122,400
                    3,600  National R.V. Holdings, Inc.(2)               67,050

Shares                                                                Value
--------------------------------------------------------------------------------

                   14,700  Superior Industries International,
                              Inc.                                 $    394,144
                   11,000  Toyota Motor Corp. ORD                       373,577
                                                                   ------------
                                                                      1,873,488
                                                                   ------------
MULTI-INDUSTRY -- 1.8%
                    4,000  CRH plc ORD                                   80,136
                   18,500  General Electric Co. (U.S.)                2,405,000
                   20,540  Premafin Finanziaria S.p.A. ORD(2)            10,660
                    1,000  Venture Link Co. Limited ORD                 101,099
                    6,790  Vivendi ORD                                  543,988
                    8,600  Tyco International Ltd.                      344,538
                   54,542  Wharf (Holdings) Ltd. ORD                    138,348
                                                                   ------------
                                                                      3,623,769
                                                                   ------------
OIL REFINING -- 0.2%
                    2,100  BP Amoco Plc ADR                             127,969
                      874  Total SA Cl B ORD                            116,350
                    5,800  Utilicorp United Inc.                        116,725
                                                                   ------------
                                                                        361,044
                                                                   ------------
OIL SERVICES -- 0.5%
                    9,700  Baker Hughes Inc.                            244,925
                    2,300  Ensco International Inc.                      46,144
                      900  Fugro N.V. ORD                                36,143
                    5,800  Global Marine Inc.(2)                         88,812
                    5,100  Pride International Inc.(2)                   73,312
                    8,200  R&B Falcon Corp. (2)                     101,475
                    5,200  Rowan Companies, Inc.(2)                      89,050
                    5,500  Royal Dutch Petroleum Co. New
                              York Shares                               319,000
                                                                   ------------
                                                                        998,861
                                                                   ------------
PROPERTY & CASUALTY
INSURANCE -- 1.5%
                    9,400  Allstate Corp.                               246,162
                    4,100  Ambac Financial Group, Inc.                  223,450
                    7,650  American International Group, Inc.           789,862
                    1,836  Axa ORD                                      247,746
                   10,400  Chubb Corp. (The)                            557,050
                    9,900  CNA Financial Corp.(2)                       386,100
                    2,418  Fortis (B) ORD                                83,410
                   21,100  Horace Mann Educators Corp.                  462,881
                    8,300  Prudential Corporation PLC ORD               136,504
                                                                   ------------
                                                                      3,133,165
                                                                   ------------
PUBLISHING -- 0.4%
                    8,800  Banta Corp.                                  193,050
                    1,600  Central Newspapers, Inc. Cl A                 60,500
                    6,700  Deluxe Corp.                                 175,456
                    1,700  New York Times Co. (The) Cl A                 65,344
                    1,100  Times Mirror Co. (New) Cl A                   71,019
                    5,500  VNU N.V. ORD                                 218,102
                    2,780  Wolters Kluwer NV ORD                         83,906
                                                                   ------------
                                                                        867,377
                                                                   ------------

See Notes to Financial Statements               www.americancentury.com      45

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------
RAILROADS -- 0.1%
                    4,800  CSX Corp.                               $    170,700
                    3,900  Go-Ahead Group PLC (The) ORD                  36,073
                                                                   ------------
                                                                        206,773
                                                                   ------------
RESTAURANTS -- 0.6%
                    2,600  Brinker International, Inc.(2)                58,825
                   37,300  CBRL Group, Inc.                             412,631
                   16,100  Jack in the Box Inc.(2)                      339,106
                   16,700  J.D. Wetherspoon plc ORD                     106,846
                    3,200  McDonald's Corp.                             144,000
                    1,000  Skylark Co., Ltd. ORD                         21,790
                    1,400  Tricon Global Restaurants Inc.(2)             58,100
                                                                   ------------
                                                                      1,141,298
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 0.7%
                    4,500  Franklin Resources, Inc.                     141,469
                    2,324  Kempen & Company NV ORD                   90,167
                    1,000  Merrill Lynch & Co., Inc.                 80,625
                    7,000  Morgan Stanley Dean Witter & Co.         844,375
                   15,000  Nomura Securities Co., Ltd. ORD              267,962
                       47  Vontobel Holding AG Cl B ORD                  78,609
                                                                   ------------
                                                                      1,503,207
                                                                   ------------
SEMICONDUCTOR -- 5.1%
                      493  Aixtron AG ORD                                67,746
                    7,800  Applied Materials, Inc.(2)                   760,256
                    2,592  ARM Holdings plc ORD(2)                      127,513
                    1,800  ASM Lithography Holding N.V.
                              New York Shares(2)                        168,469
                    2,500  Asyst Technologies, Inc.(2)                  100,156
                   13,400  Conexant Systems, Inc.(2)                    792,694
                   22,200  Cypress Semiconductor Corp.(2)               604,950
                    2,225  Dialog Semiconductor plc ORD(2)              141,261
                    1,468  ELMOS Semiconductor AG
                              ORD(2)                                     42,162
                    5,782  Epcos AG ORD(2)                              361,262
                    4,000  Exar Corp.(2)                                195,125
                    3,000  Fujitsu Devices Inc. ORD                     116,902
                    1,109  Gretag Imaging Group ORD                     138,067
                    6,200  Integrated Device Technology,
                              Inc.(2)                                   145,894
                    6,600  Intel Corp.                                  505,725
                    3,400  Kopin Corp.(2)                               221,425
                    4,000  KYOCERA CORP. ORD                            483,314
                    7,800  Lam Research Corp.(2)                        604,012
                    2,700  Linear Technology Corp.                      191,700
                    9,900  Micron Technology, Inc.(2)                   664,537
                    3,000  Mimasu Semiconductor Industry
                              Co., Ltd. ORD                              60,512
                    1,900  National Semiconductor Corp.(2)               80,750
                    2,900  PMC-Sierra, Inc.(2)                          298,791
                    8,400  PRI Automation, Inc.(2)                      397,688
                    3,100  Qlogic Corp.(2)                              350,591
                    1,791  Samsung Electronics ORD                      370,791

Shares                                                                Value
--------------------------------------------------------------------------------

                    1,500  Shinkawa Ltd. ORD                       $     48,734
                    3,000  STMicroelectronics N.V. New York
                              Shares                                    374,625
                      600  Techno Quartz Inc. ORD(2)                     17,727
                   13,200  Texas Instruments Inc.                     1,268,025
                   11,000  Venture Manufacturing
                              (Singapore) Ltd. ORD                      111,243
                    7,500  Xilinx, Inc.(2)                              671,016
                                                                   ------------
                                                                     10,483,663
                                                                   ------------
SPECIALTY STORES -- 2.0%
                    1,300  Best Buy Co., Inc.(2)                         81,250
                    8,141  Buffetti SpA ORD                              73,673
                    1,698  Carrefour SA ORD                             296,031
                    5,700  CVS Corp.                                    226,219
                      200  Don Quijote Co., Ltd. ORD                     49,274
                    1,500  Douglas Holding AG ORD                        64,471
                      600  Doutor Coffee Co., Ltd. ORD                   64,193
                      394  Fancl Corp. ORD                              139,996
                    2,065  Folli-Follie Abee ORD                        100,347
                    3,300  Fred's, Inc.                                  43,106
                   14,800  Hennes & Mauritz AB Cl B ORD             469,742
                    2,200  Homac Corp. ORD                               64,350
                   16,900  Home Depot, Inc.                           1,336,156
                      200  Otsuka Kagu Limited ORD                       62,623
                    1,000  Ryohin Keikaku Co. Limited ORD               236,062
                   10,400  Sunglass Hut International, Inc.(2)          127,075
                    2,400  Sunkus & Associates Inc. ORD             146,054
                    8,100  Tuesday Morning Corp.(2)                     203,006
                    2,000  Yamada Denki ORD                             206,125
                    2,400  Zale Corp.(2)                                121,500
                                                                   ------------
                                                                      4,111,253
                                                                   ------------
TELEPHONE -- 5.4%
                    8,100  AT&T Corp.                               452,588
                    5,100  Bell Atlantic Corp.                          322,894
                   11,600  BellSouth Corp.                              535,775
                   22,123  British Telecommunications plc
                              ORD                                       444,773
                   11,275  Cable & Wireless
                              Communications plc ORD(2)                 127,163
                    8,950  COLT Telecom Group plc ORD(2)                338,425
                      285  Dacom Corp. ORD                               71,296
                    2,925  Energis plc ORD(2)                           119,107
                    5,889  Fibernet Group plc ORD(2)                    117,596
                   11,955  Global Crossing Holdings Ltd.(2)             520,416
                   11,500  Global TeleSystems Group, Inc.(2)            367,281
                   15,400  GTE Corp.                                  1,124,200
                       10  Japan Telecom Co. Ltd. ORD                   392,619
                    2,100  KDD Corp. ORD                                290,636
                    8,988  Kingston Communication (Hull)
                              PLC ORD(2)                                100,580
                    2,158  KPNQwest N.V. ORD(2)                          80,791
                      700  MCI WorldCom, Inc.(2)                         57,881
                       21  Nippon Telegraph & Telephone
                              ORD                                       377,208

46      1-800-345-2021                        See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                    6,700  NTL Inc.(2)                             $    610,956
                   10,000  SBC Communications Inc.                      519,375
                   13,500  Sprint Corp.                                 936,562
                    3,200  Tele Danmark A/S ORD                         206,267
                   28,800  Telecom Italia SpA ORD                       317,514
                   22,621  Telefonica S.A. ORD(2)                       471,428
                    3,100  Telefonos de Mexico, S.A.
                              Cl L ADR                                  286,944
                   42,981  TeleWest Communications plc
                              ORD(2)                                    202,382
                      900  U S WEST, Inc.                                55,856
                   11,600  UnitedGlobalCom Cl A(2)                    1,208,212
                    2,944  United Pan-Europe
                              Communications NV ORD(2)                  289,265
                    3,511  Versatel Telecom International
                              NV ORD(2)                                  99,070
                    3,000  Viatel, Inc.(2)                              125,250
                                                                   ------------
                                                                     11,170,310
                                                                   ------------
TOBACCO -- 0.2%
                   17,200  UST Inc.                                     457,950
                                                                   ------------
TRUCKING, SHIPPING &
AIR FREIGHT -- 0.2%
                    4,500  Eagle USA Airfreight, Inc.(2)                151,594
                    7,400  Forward Air Corp.(2)                         231,712
                      500  United Parcel Service, Inc. Cl B              33,031
                                                                   ------------
                                                                        416,337
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 4.1%
                    7,400  ALLTEL Corp.                                 640,100
                   11,000  Atlantic Telecom Group
                              PLC ORD(2)                                128,279
                   48,361  Cable & Wireless Optus Limited
                              ORD(2)                                    126,195
                  120,000  China Telecom (Hong Kong) Ltd.
                              ORD(2)                                    644,306
                    3,970  Egyptian Mobile Phone Network
                              ORD(2)                                    135,495
                    6,600  Esat Telecom Group PLC ADR(2)                429,206
                    9,200  Europolitan Holdings AB ORD                  115,719
                    5,280  Mannesmann AG ORD                          1,112,072
                    4,900  Nextel Communications, Inc.(2)               485,712
                       20  NTT Mobile Communications
                              Network, Inc. ORD                         702,788
                    8,900  Orange plc ORD(2)                            269,426
                    5,800  QUALCOMM Inc.(2)                           2,101,231
                    8,600  Shin Corporations Public Co.,
                              Limited ORD(2)                             54,680
                   13,031  Sonera Group Oyj ORD                         538,543
                    1,300  Sprint PCS(2)                                119,275
                    3,500  Vodafone AirTouch PLC ADR                    165,156
                   46,130  Vodafone AirTouch PLC ORD                    217,578
                    4,000  VoiceStream Wireless Corp.(2)                369,125
                                                                   ------------
                                                                      8,354,886
                                                                   ------------
TOTAL COMMON STOCKS                                                 163,602,056
                                                                   ------------
   (Cost $116,792,071)

Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.6%
DEPARTMENT STORES(1)
                     192   Shinsegae Department Store Co.
                              Rights ORD(2)                        $      7,403
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 0.1%
                1,170,000  Petroleo Brasileiro S.A. ORD                 236,373
                                                                   ------------
FINANCIAL SERVICES -- 0.4%
                    3,031  Marschollek, Lautenschlaeger und
                              Partner AG ORD                            879,693
                                                                   ------------
MINING & METALS(1)
                   16,000  Usinas Siderurgicas de Minas
                              Gerais S.A. Cl A ORD                       67,728
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.1%
                       50  Porsche AG ORD                               134,283
                                                                   ------------
SPECIALTY STORES(1)
                      200  Fielmann AG ORD                                6,268
                                                                   ------------
TOTAL PREFERRED STOCKS                                                1,331,748
                                                                   ------------
   (Cost $462,205)

U.S. TREASURY SECURITIES -- 1.0%
               $  800,000  U.S. Treasury Notes, 5.50%,
                              3/31/00                                   800,129
                  175,000  U.S. Treasury Notes, 5.75%,
                              8/15/03                                   172,977
                  200,000  U.S. Treasury Notes, 5.50%,
                              5/15/09                                   190,363
                  100,000  U.S. Treasury Notes, 6.00%,
                              8/15/09                                    98,761
                  300,000  U.S. Treasury Bonds, 6.125%,
                              11/15/27                                  285,946
                  200,000  U.S. Treasury Bonds, 5.25%,
                              11/15/28                                  168,933
                  200,000  U.S. Treasury Bonds, 5.25%,
                              2/15/29                                   169,750
                  100,000  U.S. Treasury Bonds, 6.125%,
                              8/15/29                                    98,045
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                        1,984,904
                                                                   ------------
   (Cost $2,032,226)

U.S. GOVERNMENT AGENCY SECURITIES -- 0.7%
                  500,000  FNMA, 6.50%, 8/15/04                         498,141
                1,000,000  FNMA MTN, 6.23%, 7/21/08                     934,636
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                            1,432,777
                                                                   ------------
   (Cost $1,498,930)

See Notes to Financial Statements               www.americancentury.com      47

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS & AGENCIES -- 4.8%
USD               500,000  Argentine Discount Notes,
                               VRN, 6.875%, 5/31/00,
                               resets semi-annually off
                               the 6-month LIBOR plus
                               0.8125% with no caps                $    376,250
EURO            2,200,263  Deutschland Republic,
                               6.00%, 9/15/03                         2,321,306
EURO            1,600,000  Deutschland Republic,
                               Series 98, 4.125%,
                               7/4/08                                 1,495,340
CAD               240,000  Government of Canada,
                               5.00%, 3/15/00                           162,826
JPY           200,000,000  Japan Global, Series 184,
                               2.90%, 12/20/05                        2,124,460
DKK             1,650,000  Kingdom of Denmark,
                               8.00%, 3/15/06                           254,250
USD               100,000  Province of Quebec,
                               8.80%, 4/15/03                           105,608
USD               220,000  Republic of Argentina, VRN
                               5.94%, 10/2/00, resets
                               semi-annually off the
                               6-month LIBOR plus
                               0.8125% with no caps                     192,225
USD             1,516,512  Republic of Brazil, 8.00%,
                               4/15/14 (4)                            1,032,176
USD               250,000  Republic of Venezuela, VRN,
                               Series W-A, 7.00%,
                               4/25/00, resets
                               semi-annually off the
                               6-month LIBOR plus
                               0.8125% with no caps                     175,312
GBP               375,000  U.K. Treasury Bonds, 9.00%,
                               10/13/08                                 735,649
USD               250,000  United Mexican States,
                               8.50%, 9/15/02                           253,125
USD               750,000  United Mexican States, VRN,
                               6.94%, 5/4/00, resets
                               semi-annually off the
                               6-month LIBOR plus
                               0.8125% with no caps                     681,094
USD               518,000  United Mexican States,
                               Value Recovery Rights,
                               6/30/03                                       --
                                                                   ------------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES                                                        9,909,621
                                                                   ------------
   (Cost $10,333,313)

MORTGAGE-BACKED SECURITIES(5) -- 2.1%
              $    69,800  FHLMC Pool #E68523, 6.50%,
                              12/1/12                                    68,399
                  482,373  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                    480,798
                  299,205  FHLMC Pool #C30257, 7.00%,
                              8/1/29                                    292,711
                  197,116  FNMA Pool #377181, 6.50%,
                              4/1/12                                    193,131

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  443,898  FNMA Pool #373510, 7.50%,
                              3/1/27                               $    443,000
                   61,249  FNMA Pool #250576, 7.00%,
                              6/1/26                                     59,942
                  372,294  FNMA Pool #412562, 6.50%,
                              1/1/28                                    356,036
                  252,202  FNMA Pool #482459, 7.00%,
                              1/1/29                                    246,686
                  150,000  FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                   144,643
                   49,650  GNMA Pool #397233, 9.50%,
                              2/20/25                                    52,750
                   20,220  GNMA Pool #392995, 8.75%,
                              3/15/25                                    21,256
                   94,188  GNMA Pool #416856, 7.50%,
                              10/15/25                                   94,114
                  273,947  GNMA Pool #398509, 6.00%,
                              3/15/26                                   254,154
                  108,220  GNMA Pool #372335, 7.50%,
                              4/15/26                                   108,096
                   63,997  GNMA Pool #402682, 7.50%,
                              6/15/26                                    63,924
                  254,114  GNMA Pool #457351, 7.00%,
                              12/15/27                                  248,350
                  349,530  GNMA Pool #436194, 6.50%,
                              2/15/28                                   332,527
                  260,940  GNMA Pool #403770, 6.50%,
                              3/15/28                                   248,246
                  568,187  GNMA Pool #466804, 6.50%,
                              4/15/28                                   540,549
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      4,249,312
                                                                   ------------
   (Cost $4,362,104)

ASSET-BACKED SECURITIES(5) -- 0.7%
                  300,000     CIT RV Trust, Series 1998 A, Class A4 SEQ, 6.09%,
                              2/15/12                                   294,985
                  100,000  Comed Transitional Funding Trust,
                              Series 1998-1, Class A6 SEQ,
                              5.63%, 6/25/09                             93,686
                  300,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                   277,298
                  200,000  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class
                              AF6 SEQ, 6.67%, 2/15/25                   198,351
                   93,895  Nationslink Funding Corp.,
                              Series 1998-2, Class A1
                              SEQ, 6.00%,
                              11/20/07                                   89,889
                  200,000  Nationslink Funding Corp.,
                              Series 1999-1, Class A2
                              SEQ, 6.32%,
                              11/20/08                                  189,237
                  183,801  Morgan Stanley Capital I,
                              Series 1998 WF1, Class
                              A1 SEQ,
                              6.25%, 7/15/07                            179,570

48      1-800-345-2021                        See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $    20,413  Textron Financial Corp.
                              Receivables Trust, Series
                              1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $20,386)(3)                     $     20,359
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                         1,343,375
                                                                   ------------
   (Cost $1,405,226)

CORPORATE BONDS -- 6.1%
AIRLINES -- 0.1%
                  150,000  Continental Airlines, Inc., 8.00%,
                              12/15/05                                  138,000
                  150,000  United Air Lines, 9.00%,
                              12/15/03                                  155,963
                                                                   ------------
                                                                        293,963
                                                                   ------------
BANKS -- 0.4%
                  150,000  Banco Santander Central
                              Hispano Issuance, Ltd., 7.625%,
                              11/3/09                                   151,281
                  300,000  Citicorp Inc., 7.125%, 5/15/06               297,320
                  400,000  Wells Fargo & Co. MTN, Series J,
                              VRN, 5.41%, 12/10/99, resets
                              quarterly off the 3-month
                              LIBOR minus 0.11% with no
                              caps                                      399,789
                                                                   ------------
                                                                        848,390
                                                                   ------------
CHEMICALS -- 0.2%
                  150,000  du Pont (E.I.) de Nemours & Co.,
                              6.875%, 10/15/09                          147,930
                  250,000  United Industries Corp., Series B,
                              9.875%, 4/1/09 (Acquired
                              8/16/99, Cost $220,000)(3)                226,250
                                                                   ------------
                                                                        374,180
                                                                   ------------
DEFENSE/AEROSPACE(1)
                GBP 2,248  British Aerospace PLC, 7.45%,
                              11/30/03                                    3,528
                                                                   ------------
DEPARTMENT STORES(1)
               $  100,000  Saks Inc., 8.25%, 11/15/08                    96,336
                                                                   ------------
ELECTRICAL EQUIPMENT -- 0.6%
                  250,000  DII Group, Inc., 8.50%, 9/15/07
                              (Acquired 9/17/97, Cost
                              $250,000)(3)                              247,500
                  100,000  Hutchison Whampoa Financial,
                              Series B, 7.45%, 8/1/17
                              (Acquired 11/19/99, Cost
                              $91,371)(3)                                90,977
                  250,000  Qwest Communications
                              International Inc., Series B,
                              6.99%, 2/1/03(6)                          192,500
                  550,000  Qwest Communications
                              International Inc., Series B,
                              7.50%, 11/1/08                            543,291
                  250,000  Trench Electric & Trench Inc.,
                              10.25%, 12/15/07                          196,250
                                                                   ------------
                                                                      1,270,518
                                                                   ------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.1%
               $  100,000  PG&E Corp., 6.25%, 3/1/04           $     96,918
                  200,000  Southern Investments UK, 6.80%,
                              12/1/06                                   189,990
                                                                   ------------
                                                                        286,908
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 0.8%
                  250,000  Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                            256,250
                  500,000  Ocean Energy, Inc., 9.75%,
                              10/1/06                                   550,000
                  525,000  Oryx Energy Co., 8.375%,
                              7/15/04                                   545,056
                  200,000  Triton Energy Ltd., 8.75%,
                              4/15/02                                   201,250
                                                                   ------------
                                                                      1,552,556
                                                                   ------------
ENVIRONMENTAL SERVICES -- 0.1%
                  250,000  Allied Waste Industries, Inc.,
                              10.00%, 8/1/09 (Acquired
                              8/19/99, Cost $243,438)(3)                228,125
                                                                   ------------
FINANCIAL SERVICES -- 0.6%
                  500,000  Abbey National Treasury Services
                              PLC, VRN, 6.15%,
                              1/24/00, resets quarterly
                              off the 3-month LIBOR
                              minus 0.07% with no
                              caps                                      499,721
                  110,000  Ford Motor Credit Co., 6.85%,
                              8/15/00                                   110,331
                  200,000  Ford Motor Credit Co., 7.375%,
                              10/28/09                                  201,304
                  400,000  Goldman Sachs Group Inc. MTN,
                              Series A, VRN, 5.54%,
                              12/23/99, resets quarterly off
                              the 3-month LIBOR plus
                              0.03% with no caps                        400,074
                                                                   ------------
                                                                      1,211,430
                                                                   ------------
FOOD & BEVERAGE -- 0.2%
                  200,000  Pepsi Bottling Group Inc., 5.625%,
                              2/17/09 (Acquired 2/3/99,
                              Cost $199,134)(3)                         179,421
                  150,000  Pepsi Bottling Group Inc., Series
                              B, 7.00%, 3/1/29 (Acquired
                              3/3/99, Cost $148,980)(3)                 138,160
                                                                   ------------
                                                                        317,581
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.1%
                  100,000  Abitibi-Consolidated Inc., 8.50%,
                              8/1/29                                     97,865
                  150,000  Fort James Corp., 6.625%,
                              9/15/04                                   144,783
                                                                   ------------
                                                                        242,648
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.2%
                  350,000  Anixter International Inc., 8.00%,
                              9/15/03                                   349,933
                                                                   ------------
HOTELS -- 0.1%
                  250,000  Mandalay Resort Group, 7.625%,
                              7/15/13                                   215,625
                                                                   ------------

See Notes to Financial Statements               www.americancentury.com      49

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
NOVEMBER 30, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS(1)
               $  100,000  Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                      $     89,317
                                                                   ------------
INDUSTRIAL SERVICES -- 0.1%
                  250,000  United Rentals, Inc., Series B,
                              9.25%, 1/15/09                            235,000
                                                                   ------------
INFORMATION SERVICES -- 0.1%
                  250,000  PSINet Inc., Series B, 10.00%,
                              2/15/05                                   248,750
                                                                   ------------
LIFE AND HEALTH INSURANCE -- 0.2%
                  100,000  Aetna Services, Inc., 6.75%,
                              8/15/01                                    99,639
                  200,000  Conseco Inc., 6.40%, 6/15/01                 194,986
                                                                   ------------
                                                                        294,625
                                                                   ------------
MEDIA -- 0.6%
                  250,000  AMFM Inc., 8.00%, 11/1/08                    250,625
                  500,000  Charter Communications Holdings
                              LLC, 8.625%, 4/1/09
                              (Acquired 3/12/99, Cost
                              $498,475)(3)                              474,375
                  150,000  TCI Communications, Inc., 8.75%,
                              8/1/15                                    166,345
                  100,000  Tele-Communications Inc., 8.25%,
                              1/15/03                                   103,857
                  125,000  Time Warner Inc., 8.11%,
                              8/15/06                                   130,068
                                                                   ------------
                                                                      1,125,270
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 0.3%
                  500,000  Tenet Healthcare Corp., 7.875%,
                              1/15/03                                   484,533
                                                                   ------------
MINING & METALS -- 0.1%
                  150,000  Owens-Illinois Inc., 7.15%,
                              5/15/05                                   140,067
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.2%
                  150,000  Lear Corp., 7.96%, 5/15/05
                              (Acquired 5/13/99, Cost
                              $150,000)(3)                              145,875
                  250,000  Sonic Automotive, Inc., Series B,
                              11.00%, 8/1/08                            243,125
                                                                   ------------
                                                                        389,000
                                                                   ------------
OFFICE -- 0.1%
                  275,000  Spieker Properties, Inc., 6.80%,
                              12/15/01                                  272,485
                                                                   ------------
OIL REFINING -- 0.1%
                  100,000  Enron Corp., 6.625%, 11/15/05                 96,179
                  200,000  USX Corp., 6.65%, 2/1/06                     190,385
                                                                   ------------
                                                                        286,564
                                                                   ------------
OIL SERVICES -- 0.1%
                  250,000  RBF Finance Co., 11.375%,
                              3/15/09                                   268,438
                                                                   ------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
TELEPHONE -- 0.2%
               $  250,000  Global Crossing Holdings Ltd.,
                              9.625%, 5/15/08                      $    250,312
                  150,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                                  135,122
                  100,000  MCI WorldCom, Inc., 7.55%,
                              4/1/04                                    102,158
                                                                   ------------
                                                                        487,592
                                                                   ------------
THRIFTS -- 0.2%
                  500,000  Bay View Capital Corp., 9.125%,
                              8/15/02                                   426,250
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 0.3%
                  250,000  AT&T Canada Inc., 7.76%,
                              6/15/08(6)                                195,000
                  250,000  Nextel Communications, 9.375%,
                              11/15/09 (Acquired 11/5/99,
                              Cost $248,005)(3)                         248,438
                  150,000  360 Communications Co.,
                              7.125%, 3/1/03                            149,998
                                                                   ------------
                                                                        593,436
                                                                   ------------
TOTAL CORPORATE BONDS                                                12,633,048
                                                                   ------------
   (Cost $12,938,166)

COMMERCIAL PAPER(7) -- 2.5%
CREDIT CARD & TRADE  RECEIVABLES -- 0.4%
                  400,000  Dakota Certificates (Citibank),
                              5.86%, 1/10/00 (Acquired
                              9/8/99, Cost $391,926)(3)                 397,335
                  500,000  WCP Funding Inc., 5.90%,
                              2/11/00 (Acquired 11/22/99,
                              Cost $493,363)(3)                         494,077
                                                                   ------------
                                                                        891,412
                                                                   ------------
ELECTRICAL UTILITIES -- 0.2%
                  500,000  National Rural Utilities
                              Cooperative Finance Corp.,
                              5.80%, 2/25/00                            492,953
                                                                   ------------
ENERGY -- 0.2%
                  400,000  Motiva Enterprises LLC, 5.76%,
                              2/1/00 (Acquired 9/8/99,
                              Cost $390,656)(3)                         395,906
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 0.2%
                  500,000 Sand Dollar Funding LLC, 5.90%,
                              2/11/00 (Acquired 11/22/99,
                              Cost $493,363)(3)                         494,077
                                                                   ------------
FINANCIAL SERVICES -- 1.1%
                  400,000  Falcon Asset Securities Corp.,
                              5.90%, 1/18/00 (Acquired
                              9/23/99, Cost $392,330)(3)                396,815
                  100,000  General Electric Capital Corp.,
                              5.82%, 3/14/00                             98,301
                  265,000  General Electric Capital Corp.,
                              5.82%, 3/3/00                             260,967

50      1-800-345-2021                        See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  400,000  Marsh USA Inc., 5.53%, 2/14/00
                              (Acquired 7/30/99, Cost
                              $387,773)(3)                         $    395,069
                  375,000  Quincy Capital Corp., 5.40%,
                              12/17/99 (Acquired 11/4/99,
                              Cost $372,638)(3)                         374,017
                  402,000  Receivables Capital Corp., 5.93%,
                              2/18/00 (Acquired 11/5/99,
                              Cost $395,047)(3)                         396,786
                  400,000  Transamerica Asset Funding Corp.,
                              5.82%, 2/10/00 (Acquired
                              8/17/99, Cost $388,554)(3)                395,326
                                                                   ------------
                                                                      2,317,281
                                                                   ------------
INFORMATION SERVICES -- 0.2%
                  320,000  Yale University, 5.76%, 2/14/00              316,055
                                                                   ------------
SEMICONDUCTOR -- 0.2%
                  300,000  Invensys plc, 5.40%, 12/6/99
                              (Acquired 11/4/99, Cost
                              $298,605)(3)                              299,719
                                                                   ------------
TOTAL COMMERCIAL PAPER                                                5,207,403
                                                                   ------------
   (Cost $5,208,492)

CERTIFICATES OF DEPOSIT -- 0.6%
                  400,000  Chase Manhattan Bank N.A.,
                              5.61%, 2/3/00                             399,708
                  400,000  U.S. Bank, NA Minnesota, 5.41%,
                              12/14/99                                  399,965

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  400,000  Westdeutsche Landesbank,
                              6.03%, 1/5/00                        $    400,039
                                                                   ------------
TOTAL CERTIFICATES OF DEPOSIT                                         1,199,712
                                                                   ------------
   (Cost $1,200,000)

TEMPORARY CASH INVESTMENTS -- 1.4%
    Repurchase Agreement, BA Security Services,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.55%, dated 11/30/99,
       due 12/1/99 (Delivery value $2,800,432)                        2,800,000
                                                                   ------------
   (Cost $2,800,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $205,693,956
                                                                   ============
   (Cost $159,032,733)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     Contracts          Settlement                             Unrealized
      to Sell              Date              Value             Gain (Loss)
-------------------------------------------------------------------------------
    1,009,916  EURO      12/30/99          $1,020,231            $1,975
  240,261,720  JPY       12/30/99           2,370,442           (43,903)
                                        -------------------------------------
                                           $3,390,673          $(41,928)
                                        =====================================

(Value on Settlement Date $3,348,745)

Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CAD = Canadian Dollar

DKK = Danish Krone

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GBP = British Pound

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

USD = U.S. Dollar

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
November 30, 1999.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Industry is less than 0.05% of total investment securities.

(2) Non-income producing.

(3) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30,
    1999, was $6,119,377 which represented 3.0% of net assets.

(4) Coupon payments may consist of a combination of cash and additional securities.

(5) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(6) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(7) The rates for commercial paper are the yield to maturity at purchase.

See Notes to Financial Statements               www.americancentury.com      51

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                STRATEGIC        STRATEGIC      STRATEGIC
                                                ALLOCATION:      ALLOCATION:    ALLOCATION:
NOVEMBER 30, 1999                               CONSERVATIVE     MODERATE       AGGRESSIVE

ASSETS
Investment securities, at value
  (identified cost of $158,871,933,
  $333,927,187, and $159,032,733,
  respectively) (Note 3) ....................   $174,847,693   $393,067,769   $205,693,956
Foreign currency holdings, at value
  (identified cost of $16,701,
  $48,946, and $88,872, respectively) .......         16,701         48,942         88,709
Cash ........................................        227,097           --            2,707
Receivable for investments sold .............        101,811        516,274        329,497
Receivable for forward foreign
  currency exchange contracts ...............            981          3,541          1,975
Dividends and interest receivable ...........      1,153,431      1,818,196        797,055
                                                ------------   ------------   ------------
                                                 176,347,714    395,454,722    206,913,899
                                                ------------   ------------   ------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ....................           --          767,647           --
Payable for investments purchased ...........        217,602      2,682,412        418,611
Payable for forward foreign
  currency exchange contracts ...............         23,873         78,798         43,903
Accrued management fees (Note 2) ............        143,498        348,363        197,520
Distribution fees payable (Note 2) ..........          1,810          3,226          2,704
Service fees payable (Note 2) ...............          1,810          3,226          2,704
Payable for directors' fees and expenses ....             88            191            104
                                                ------------   ------------   ------------
                                                     388,681      3,883,863        665,546
                                                ------------   ------------   ------------
Net Assets ..................................   $175,959,033   $391,570,859   $206,248,353
                                                ============   ============   ============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) .....   $155,382,376   $324,985,760   $150,054,808
Undistributed net investment income .........        891,807      1,320,088      2,032,206
Accumulated undistributed net
  realized gain from investment
  and foreign currency transactions .........      3,733,146      6,204,772      7,542,585
Net unrealized appreciation on
  investments and translation
  of assets and liabilities in
  foreign currencies (Note 3) ...............     15,951,704     59,060,239     46,618,754
                                                ------------   ------------   ------------
                                                $175,959,033   $391,570,859   $206,248,353
                                                ============   ============   ============

Investor Class, $0.01 Par Value
Net assets ..................................   $167,083,365   $375,592,318   $192,831,122
Shares outstanding ..........................     29,338,612     54,517,550     24,387,249
Net asset value per share ...................   $       5.69   $       6.89   $       7.91

Advisor Class, $0.01 Par Value
Net assets ..................................   $  8,875,668   $ 15,978,541   $ 13,417,231
Shares outstanding ..........................      1,558,999      2,320,706      1,700,771
Net asset value per share ...................   $       5.69   $       6.89   $       7.89

52      1-800-345-2021                       See Notes to Financial Statements

Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

                                          STRATEGIC       STRATEGIC       STRATEGIC
                                          ALLOCATION:     ALLOCATION:     ALLOCATION:
YEAR ENDED NOVEMBER 30, 1999             CONSERVATIVE      MODERATE       AGGRESSIVE

INVESTMENT INCOME
Income:
Interest ............................   $  6,362,621    $  7,435,461    $  2,485,383
Dividends (net of foreign taxes
  withheld of $25,731, $70,571,
  and $49,617, respectively) ........      1,200,534       2,483,322       1,444,004
                                        ------------    ------------    ------------
                                           7,563,155       9,918,783       3,929,387
                                        ------------    ------------    ------------
Expenses (Note 2):
Management fees .....................      1,871,124       3,571,587       2,093,682
Distribution fees -- Advisor Class ..         17,359          37,100          28,944
Service fees -- Advisor Class .......         17,359          37,100          28,944
Directors' fees and expenses ........          1,664           2,889           1,626
                                        ------------    ------------    ------------
                                           1,907,506       3,648,676       2,153,196
                                        ------------    ------------    ------------
Net investment income ...............      5,655,649       6,270,107       1,776,191
                                        ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments .........................      5,103,208       8,605,831       9,147,680
Foreign currency transactions .......         13,889         (57,592)        (28,588)
                                        ------------    ------------    ------------
                                           5,117,097       8,548,239       9,119,092
                                        ------------    ------------    ------------
Change in net unrealized
 appreciation (depreciation) on:
Investments .........................      4,555,187      37,226,685      30,265,978
Translation of assets and liabilities
  in foreign currencies .............        (29,650)        (93,430)        (51,839)
                                        ------------    ------------    ------------
                                           4,525,537      37,133,255      30,214,139
                                        ------------    ------------    ------------

Net realized and unrealized gain on
investments and foreign currency ....      9,642,634      45,681,494      39,333,231
                                        ------------    ------------    ------------

Net Increase in Net Assets
  Resulting from Operations .........   $ 15,298,283    $ 51,951,601    $ 41,109,422
                                        ============    ============    ============

See Notes to Financial Statements               www.americancentury.com      53

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED NOVEMBER 30, 1999 AND NOVEMBER 30, 1998

                                         STRATEGIC ALLOCATION:           STRATEGIC ALLOCATION:              STRATEGIC ALLOCATION:
Increase (Decrease)                          CONSERVATIVE                      MODERATE                          AGGRESSIVE
in Net Assets                            1999             1998           1999             1998              1999             1998

OPERATIONS
Net investment income ..........   $   5,655,649    $   5,876,472    $   6,270,107    $   6,006,752    $   1,776,191    $   2,075,131
Net realized gain on
  investments and foreign
  currency transactions ........       5,117,097        4,808,349        8,548,239        7,826,734        9,119,092        3,332,508
Change in net unrealized
  appreciation on investments
  and translation of
  assets and liabilities in
  foreign currencies ...........       4,525,537        4,669,595       37,133,255       10,098,992       30,214,139        6,656,675
                                   -------------    -------------    -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations ....      15,298,283       15,354,416       51,951,601       23,932,478       41,109,422       12,064,314
                                   -------------    -------------    -------------    -------------    -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ...............      (5,376,570)      (5,800,329)      (5,791,290)      (5,873,919)      (1,746,451)      (1,584,225)
  Advisor Class ................        (185,153)        (187,045)        (245,892)        (276,208)         (97,114)         (95,179)
From net realized gains on
  investment transactions:
  Investor Class ...............      (5,992,784)      (7,295,786)      (9,046,771)      (6,635,893)      (3,801,607)      (3,703,277)
  Advisor Class ................        (213,170)        (204,754)        (452,461)        (295,112)        (264,507)        (268,899)
                                   -------------    -------------    -------------    -------------    -------------    -------------
Decrease in net assets
from distributions .............     (11,767,677)     (13,487,914)     (15,536,414)     (13,081,132)      (5,909,679)      (5,651,580)
                                   -------------    -------------    -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ...........     (15,137,581)      24,713,711       80,183,989       54,162,988       15,695,068       31,349,164
                                   -------------    -------------    -------------    -------------    -------------    -------------

Net increase (decrease) in
  net assets ...................     (11,606,975)      26,580,213      116,599,176       65,014,334       50,894,811       37,761,898

NET ASSETS
Beginning of period ............     187,566,008      160,985,795      274,971,683      209,957,349      155,353,542      117,591,644
                                   -------------    -------------    -------------    -------------    -------------    -------------
End of period ..................   $ 175,959,033    $ 187,566,008    $ 391,570,859    $ 274,971,683    $ 206,248,353    $ 155,353,542
                                   =============    =============    =============    =============    =============    =============
Undistributed net
  investment income ............   $     891,807    $     862,173    $   1,320,088    $   1,114,240    $   2,032,206    $   1,938,974
                                   =============    =============    =============    =============    =============    =============

54      1-800-345-2021                        See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 1999

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Strategic Asset Allocations, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Strategic Allocation:
Conservative Fund, Strategic Allocation: Moderate Fund and Strategic Allocation:
Aggressive Fund (the funds) are three of the funds currently issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with each fund's risk profile. The funds seek to achieve this by diversifying investments among three asset classes - equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of each fund. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue two classes of shares:
the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation)
on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of those for Strategic Allocation:
Aggressive, which are declared and paid annually. Distributions from net realized gains are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the Investment Company Act.

    On December 17, 1999, Strategic Allocation: Conservative, Strategic
Allocation: Moderate and Strategic Allocation: Aggressive declared and paid a per-share distribution from net investment income to shareholders of record on that date of $0.0430, $0.0394, and $0.0779 for the Investor Class, respectively, and $0.0402, $0.0359, and $0.0602 for the Advisor Class respectively. Also, on

                                                www.americancentury.com      55

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

    December 17, 1999, the funds declared and paid a per-share distribution from net realized gains on investments to shareholders of record on that date of
$0.1814, $0.1552, and $0.3110 for both classes, respectively.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's average daily closing net assets during the previous month. The annual management fee for each class of the funds is as follows:

                              STRATEGIC ALLOCATION:          STRATEGIC ALLOCATION:         STRATEGIC ALLOCATION:
                                  CONSERVATIVE                      MODERATE                     AGGRESSIVE
                             INVESTOR        ADVISOR        INVESTOR        ADVISOR       INVESTOR        ADVISOR
FUND AVERAGE NET ASSETS
First $1 billion ............  1.00%          0.75%           1.10%          0.85%          1.20%          0.95%
Over $1 billion .............  0.90%          0.65%           1.00%          0.75%          1.10%          0.85%

    The Board of Directors has adopted the Advisor Class Master Distribution and
Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act.
The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the year ended November 30, 1999, were $34,718 in Strategic Allocation: Conservative,
$74,200 in Strategic Allocation: Moderate, and $57,888 in Strategic Allocation:
Aggressive.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

56      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the year ended November 30, 1999, were as follows:

                               STRATEGIC         STRATEGIC         STRATEGIC
                               ALLOCATION:       ALLOCATION:       ALLOCATION:
                              CONSERVATIVE        MODERATE         AGGRESSIVE
PURCHASES
Investment Securities other
  than U.S. Government
  & Agency Obligations .. $136,119,597      $336,536,836      $191,054,681
U.S. Government &
  Agency Obligations ........  35,432,238        40,493,986         5,398,568

PROCEEDS FROM SALES
Investment Securities other
  than U.S. Government
  & Agency Obligations .. $150,782,921      $283,458,933      $181,417,370
U.S. Government &
  Agency Obligations ........  38,110,313        25,921,868         6,350,939

    On November 30, 1999, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                               STRATEGIC         STRATEGIC         STRATEGIC
                               ALLOCATION:       ALLOCATION:       ALLOCATION:
                              CONSERVATIVE        MODERATE         AGGRESSIVE

Appreciation ................  $21,452,114      $69,513,768        $51,373,566
Depreciation ................  (7,400,970)      (14,347,205)       (6,567,011)
                             ---------------   ---------------   ---------------
Net .........................  $14,051,144       $55,166,563       $44,806,555
                             ===============   ===============   ===============
Federal Tax Cost ............ $160,796,549      $337,901,206      $160,887,401
                             ===============   ===============   ===============

                                                www.americancentury.com      57

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 1999

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                   STRATEGIC ALLOCATION:              STRATEGIC ALLOCATION:            STRATEGIC ALLOCATION:
                                       CONSERVATIVE                         MODERATE                        AGGRESSIVE
                                  SHARES          AMOUNT             SHARES          AMOUNT            SHARES         AMOUNT
INVESTOR CLASS
Authorized Shares ..........     100,000,000                       100,000,000                       100,000,000
                               =============                     =============                     =============
Year ended
  November 30, 1999
Sold .......................      13,801,866    $  76,375,230       27,735,521    $ 177,453,631       11,259,728    $  78,476,409
Issued in reinvestment
  of distributions .........       1,930,163       10,456,958        2,409,483       14,722,174          866,756        5,527,759
Redeemed ...................     (18,765,683)    (104,022,069)     (17,697,620)    (113,157,009)      (9,933,120)     (69,207,390)
                               -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) ....      (3,033,654)   $ (17,189,881)      12,447,384    $  79,018,796        2,193,364    $  14,796,778
                               =============    =============    =============    =============    =============    =============

Year ended
  November 30, 1998
Sold .......................      14,341,532    $  78,794,970       23,620,687    $ 143,489,927       12,549,015    $  80,160,388
Issued in reinvestment
  of distributions .........       2,221,536       11,843,897        2,116,707       12,429,433          895,817        5,276,602
Redeemed ...................     (12,448,203)     (68,202,816)     (17,345,468)    (105,655,521)      (8,778,771)     (55,922,680)
                               -------------    -------------    -------------    -------------    -------------    -------------
Net increase ...............       4,114,865    $  22,436,051        8,391,926    $  50,263,839        4,666,061    $  29,514,310
                               =============    =============    =============    =============    =============    =============

ADVISOR CLASS
Authorized Shares ..........      50,000,000       50,000,000       50,000,000
                                                                                  =============    =============    =============
Year ended
  November 30, 1999
Sold .......................         925,965    $   5,066,512        1,326,437    $   8,429,197          884,076    $   6,136,284
Issued in reinvestment
  of distributions .........          73,462          398,320       (1,251,844)         697,838           56,668          361,429
Redeemed ...................        (619,470)      (3,412,532)         114,335       (7,961,842)        (807,547)      (5,599,423)
                               -------------    -------------    -------------    -------------    -------------    -------------
Net increase ...............         379,957    $   2,052,300          188,928    $   1,165,193          133,197    $     898,290
                               =============    =============    =============    =============    =============    =============

Year ended
  November 30, 1998
Sold .......................         733,231    $   4,045,949        1,851,968    $  11,078,436          791,693    $   5,187,411
Issued in reinvestment
  of distributions .........          73,283          391,794           97,244          571,210           61,708          364,076
Redeemed ...................        (392,972)      (2,160,083)      (1,252,277)      (7,750,497)        (584,629)      (3,716,633)
                               -------------    -------------    -------------    -------------    -------------    -------------
Net increase ...............         413,542    $   2,277,660          696,935    $   3,899,149          268,772    $   1,834,854
                               =============    =============    =============    =============    =============    =============

--------------------------------------------------------------------------------
5.  BANK LOANS

    Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. Effective December 21, 1999, borrowings under the agreement bear interest at the Federal Funds rate plus
0.50%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through November 30, 1999.

58      1-800-345-2021

Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                  Investor Class
                                      1999       1998        1997       1996(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............. $5.59      $5.55       $5.26       $5.00
                                    --------   --------   ---------   ---------
Income From Investment Operations
  Net Investment Income(2) .........  0.17       0.18       0.19        0.13
  Net Realized and Unrealized
  Gain on Investment Transactions ..  0.28       0.31       0.36        0.22
                                    --------   --------   ---------   ---------
  Total From Investment Operations .  0.45       0.49       0.55        0.35
                                    --------   --------   ---------   ---------
Distributions
  From Net Investment Income ....... (0.16)     (0.19)     (0.17)      (0.09)
  From Net Realized Gain on
  Investment Transactions .......... (0.19)     (0.26)     (0.09)        --
                                    --------   --------   ---------   ---------
  Total Distributions .............. (0.35)     (0.45)     (0.26)      (0.09)
                                    --------   --------   ---------   ---------
Net Asset Value, End of Period .....  $5.69      $5.59      $5.55       $5.26
                                    ========   ========   =========   =========
  Total Return(3) ..................  8.47%      9.43%     10.87%       7.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............  1.00%      1.00%      1.00%     1.01%(4)
Ratio of Net Investment Income
  to Average Net Assets ............  3.01%      3.35%      3.48%     3.67%(4)
Portfolio Turnover Rate ............  105%       113%       124%         44%
Net Assets, End of Period
  (in thousands) ...................$167,083   $180,970   $156,733     $33,110

(1) February 15, 1996 (inception) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements               www.americancentury.com      59

Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                    Advisor Class
                                       1999       1998         1997      1996(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $5.59      $5.56        $5.26      $5.09
                                     --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ..........  0.15       0.17        0.17       0.03
  Net Realized and Unrealized Gain
  on Investment Transactions ........  0.30       0.31        0.38       0.14
                                     --------   ---------   --------   --------
  Total From Investment Operations ..  0.45       0.48        0.55       0.17
                                     --------   ---------   --------   --------
Distributions
  From Net Investment Income ........ (0.16)     (0.19)      (0.16)       --
  From Net Realized Gain on
  Investment Transactions ........... (0.19)     (0.26)      (0.09)       --
                                     --------   ---------   --------   --------
  Total Distributions ............... (0.35)     (0.45)      (0.25)       --
                                     --------   ---------   --------   --------
Net Asset Value, End of Period ......  $5.69      $5.59       $5.56      $5.26
                                     ========   =========   ========   ========
  Total Return(3) ...................  8.32%      9.06%      10.77%      3.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............  1.25%      1.25%       1.25%    1.25%(4)
Ratio of Net Investment Income
  to Average Net Assets .............  2.76%      3.10%       3.23%    3.25%(4)
Portfolio Turnover Rate .............  105%       113%        124%        44%
Net Assets, End of Period
  (in thousands) .................... $8,876     $6,596      $4,253     $3,973

(1) October 2, 1996 (commencement of sale) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

60      1-800-345-2021                        See Notes to Financial Statements

Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                  Investor Class
                                       1999       1998         1997      1996(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $6.22      $5.98        $5.42      $5.00
                                     --------   ---------   --------   ---------
Income From Investment Operations
  Net Investment Income(2) ..........  0.12       0.15        0.14       0.10
  Net Realized and Unrealized Gain
  on Investment Transactions ........  0.88       0.45        0.56       0.39
                                     --------   ---------   --------   ---------
  Total From Investment Operations ..  1.00       0.60        0.70       0.49
                                     --------   ---------   --------   ---------
Distributions
  From Net Investment Income ........ (0.12)     (0.16)      (0.13)     (0.07)
  From Net Realized Gain on
  Investment Transactions ........... (0.21)     (0.20)      (0.01)       --
                                     --------   ---------   --------   ---------
  Total Distributions ............... (0.33)     (0.36)      (0.14)     (0.07)
                                     --------   ---------   --------   ---------
Net Asset Value, End of Period ......  $6.89      $6.22       $5.98      $5.42
                                     ========   =========   ========   =========
  Total Return(3) ................... 16.97%     10.32%      13.02%      9.91%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............  1.10%      1.10%       1.10%    1.10%(4)
Ratio of Net Investment Income
  to Average Net Assets .............  1.92%      2.38%       2.43%    2.52%(4)
Portfolio Turnover Rate .............  107%       127%        119%        78%
Net Assets, End of Period
  (in thousands) ....................$375,592   $261,721    $201,384    $57,836

(1) February 15, 1996 (inception) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements               www.americancentury.com      61

Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                    Advisor Class
                                       1999       1998         1997      1996(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $6.22      $5.98        $5.42      $5.24
                                     --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ..........  0.11       0.13        0.12       0.02
  Net Realized and Unrealized Gain
  on Investment Transactions ........  0.88       0.45        0.56       0.16
                                     --------   ---------   --------   --------
  Total From Investment Operations ..  0.99       0.58        0.68       0.18
                                     --------   ---------   --------   --------
Distributions
  From Net Investment Income ........ (0.11)     (0.14)      (0.11)       --
  From Net Realized Gain on
  Investment Transactions ........... (0.21)     (0.20)      (0.01)       --
                                     --------   ---------   --------   --------
  Total Distributions ............... (0.32)     (0.34)      (0.12)       --
                                     --------   ---------   --------   --------
Net Asset Value, End of Period ......  $6.89      $6.22       $5.98      $5.42
                                     ========   =========   ========   ========
  Total Return(3) ................... 16.66%     10.07%      12.72%      3.44%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............  1.35%      1.35%       1.35%    1.35%(4)
Ratio of Net Investment Income
  to Average Net Assets .............  1.67%      2.13%       2.18%    2.10%(4)
Portfolio Turnover Rate .............  107%       127%        119%        78%
Net Assets, End of Period
  (in thousands) .................... $15,979   $13,251      $8,573     $7,566

(1) October 2, 1996 (commencement of sale) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

62      1-800-345-2021                        See Notes to Financial Statements

Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                   Investor Class
                                       1999       1998         1997      1996(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $6.54      $6.25        $5.53      $5.00
                                     --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ..........  0.07       0.10        0.09       0.07
  Net Realized and Unrealized Gain
  on Investment Transactions ........  1.55       0.49        0.67       0.46
                                     --------   ---------   --------   --------
  Total From Investment Operations ..  1.62       0.59        0.76       0.53
                                     --------   ---------   --------   --------
Distributions
  From Net Investment Income ........ (0.08)     (0.09)      (0.04)       --
  From Net Realized Gain on
  Investment Transactions ........... (0.17)     (0.21)        --         --
                                     --------   ---------   --------   --------
  Total Distributions ............... (0.25)     (0.30)      (0.04)       --
                                     --------   ---------   --------   --------
Net Asset Value, End of Period ......  $7.91      $6.54       $6.25      $5.53
                                     ========   =========   ========   ========
  Total Return(3) ................... 25.69%      9.93%      13.84%     10.60%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............  1.20%      1.20%       1.20%    1.20%(4)
Ratio of Net Investment Income
  to Average Net Assets .............  1.02%      1.49%       1.58%    1.72%(4)
Portfolio Turnover Rate .............  115%       134%        135%        64%
Net Assets, End of Period
  (in thousands) ....................$192,831   $145,125    $109,497    $46,276

(1) February 15, 1996 (inception) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements               www.americancentury.com      63

Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                    Advisor Class
                                       1999       1998         1997      1996(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $6.52      $6.23        $5.53      $5.37
                                     --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ..........  0.05       0.08        0.07       0.01
  Net Realized and Unrealized Gain
  on Investment Transactions ........  1.55       0.49        0.67       0.15
                                     --------   ---------   --------   --------
  Total From Investment Operations ..  1.60       0.57        0.74       0.16
                                     --------   ---------   --------   --------
Distributions
  From Net Investment Income ........ (0.06)     (0.07)      (0.04)       --
  From Net Realized Gain on
  Investment Transactions ........... (0.17)     (0.21)        --         --
                                     --------   ---------   --------   --------
  Total Distributions ............... (0.23)     (0.28)      (0.04)       --
                                     --------   ---------   --------   --------
Net Asset Value, End of Period ......  $7.89      $6.52       $6.23      $5.53
                                     ========   =========   ========   ========
  Total Return(3) ................... 25.46%      9.66%      13.43%      2.98%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............  1.45%      1.45%       1.45%    1.45%(4)
Ratio of Net Investment Income
  to Average Net Assets .............  0.77%      1.24%       1.33%    1.31%(4)
Portfolio Turnover Rate .............  115%       134%        135%        64%
Net Assets, End of Period
  (in thousands) ....................$13,417    $10,228      $8,095     $5,872

(1) October 2, 1996 (commencement of sale) through November 30, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

64      1-800-345-2021                        See Notes to Financial Statements

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Strategic Asset Allocations, Inc:

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Strategic Allocation: Conservative
Fund, Strategic Allocation: Moderate Fund and Strategic Allocation: Aggressive
Fund, (collectively the "Funds"), comprising American Century
Strategic Asset Allocations, Inc., as of November 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period February 15, 1996 (inception) through November 30, 1996. These financial statements and the financial highlights are the responsibility of the Funds'
management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November
30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above and financial highlights present fairly, in all material respects, the financial positions of
Strategic Allocation: Conservative Fund, Strategic Allocation: Moderate Fund and
Strategic Allocation: Aggressive Fund as of November 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
January 12, 2000

                                                www.americancentury.com      65

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)]
are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

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Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds including domestic equity, balanced, asset allocation, and specialty funds.

     STRATEGIC ALLOCATION: CONSERVATIVE emphasizes bonds and money market securities to provide regular income and principal protection. The fund also provides the potential for moderate long-term growth by investing a portion of its assets in stocks.

     STRATEGIC ALLOCATION: MODERATE emphasizes common stocks for their long-term growth prospects, but it maintains a sizable stake in bonds and money market securities to provide some income and increase overall price stability.

     STRATEGIC ALLOCATION: AGGRESSIVE focuses primarily on common stocks as a source of long-term growth, but it maintains a small portion of its assets in bonds and money market securities to provide a modest amount of income and help cushion the share price volatility of the stock portion.

     The risk designations are relative only to the three Strategic Asset
Allocation funds and do not represent comparisons with any other investment.

     The funds invest in both domestic and foreign securities. International investing involves special risks, such as political instability and currency fluctuations.

COMPARATIVE INDICES

     The indices listed below are used in the report as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of large-company stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The S&P 500/BARRA VALUE INDEX and the S&P 500/BARRA GROWTH INDEX
are capitalization-weighted indices made up of the stocks from the S&P 500.
The value index contains firms with lower price-to-book ratios; conversely, the growth index has firms with higher price-to-book ratios.

     The LEHMAN AGGREGATE BOND INDEX reflects the combined performance of several Lehman bond indices, including the TREASURY BOND, CORPORATE BOND, and
MORTGAGE-BACKED SECURITIES indices.

     The MORGAN STANLEY EUROPE, AUSTRALASIA, FAR EAST (EAFE(reg.tm)) INDEX is a
widely followed group of stocks from 22 countries (excluding the U.S.).

     The SALOMON BROTHERS NON-U.S. WORLD GOVERNMENT BOND INDEX consists of government bonds from 17 countries (excluding the U.S.). Salomon also maintains representative government bond indices from various regions around the world, including EUROPE and JAPAN.

     The THREE-MONTH TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

[right margin]

INVESTMENT TEAM LEADERS
    Portfolio Managers
       JEFF TYLER
       BRIAN HOWELL

THE FUNDS' NEUTRAL ASSET MIXES*
                     CON     MOD     AGG
STOCKS               40%     60%     75%
BONDS                45%     30%     20%
CASH
   (MONEY MARKET
   SECURITIES)       15%     10%      5%

* The funds' actual asset mixes will vary from the neutral mixes based on investment performance. Fund managers regularly review the portfolios and rebalance the asset mixes to stay within the funds' preset operating ranges.

                                                www.americancentury.com      67

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial
Highlights" on pages 59-64.

STOCK PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* DIVIDEND YIELD -- a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/EARNINGS RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of a percentage. (Earnings per share is calculated by dividing a company's after-tax earnings by its outstanding shares.)

BOND PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

FIXED-INCOME SECURITY TYPES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans, or mortgages.

* CORPORATE SECURITIES -- debt securities or instruments issued by corporations.
Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* FOREIGN GOVERNMENT SECURITIES -- debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as
"pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. GOVERNMENT AGENCY SECURITIES --debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).
Some agency securities are backed by the full faith and credit of the U.S.
government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S.
government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years), and bonds (maturing in more than ten years).

68      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.

                                                www.americancentury.com      69

Notes
--------------------------------------------------------------------------------

70      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                www.americancentury.com      71

Notes
--------------------------------------------------------------------------------

72      1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

                                                         Funds Distributor, Inc.
0001                               is the distributor for American Century funds
SH-ANN-19181                       (c)2000 American Century Services Corporation